                                                                   EXHIBIT 10.48


                                                                    CONFIDENTIAL
                                                                    ------------



                           Concurrent Lease Agreement


                         Made as of September 14, 1999



                                    BETWEEN


                          IKON OFFICE SOLUTIONS, INC.
                            as Lessor and Collector

                                    - and -

                              IKON CAPITAL, INC.
                               as Sub-Collector

                                    - and -

                          IKON OFFICE SOLUTIONS, INC.
                           as Performance Guarantor

                                    - and -

                                  CARE TRUST
                             as Concurrent Lessee



                              DAVIES, WARD & BECK
                            Barristers & Solicitors

                               TABLE OF CONTENTS

                                   ARTICLE 1
                                INTERPRETATION
     1.1  Definitions.........................................................................    2
     1.2  Headings............................................................................   18
     1.3  Extended Meanings...................................................................   19
     1.4  Non-Business Days...................................................................   19
     1.5  Governing Law.......................................................................   19
     1.6  Reference to Statutes...............................................................   19
     1.7  Severability........................................................................   19
     1.8  PPSA Terms..........................................................................   20
     1.9  Currency............................................................................   20
     1.10 Deed................................................................................   20
     1.11 Rating Agency Ratings...............................................................   20
     1.12 Months, Settlement Periods and Tranche Periods......................................   20
     1.13 Controlling Interest................................................................   20
     1.14 Schedules...........................................................................   20


                                   ARTICLE 2
                                CONCURRENT LEASE

     2.1   Grant of Concurrent Lease..........................................................   21
     2.2   Term of Concurrent Lease...........................................................   22
     2.3   Rent for Concurrent Lease..........................................................   22
     2.4   Prepayment of Rent.................................................................   23
     2.5   Remittances from Collections.......................................................   23
     2.6   Level Two Credit Enhancement.......................................................   25
     2.7   Satisfaction of Deferred Rent......................................................   27
     2.8   No Recourse........................................................................   27
     2.9   Concurrent Leases Limited by Program Limit.........................................   27
     2.10  Payment of GST by the Concurrent Lessee............................................   27
     2.11  Acknowledgment and Quit Claim......................................................   28
     2.12  Swap Agreements....................................................................   29

                                   ARTICLE 3
                  TERMINATION WITH RESPECT TO CERTAIN EQUIPMENT

     3.1  General.............................................................................   29
     3.2  Liquidated Leases...................................................................   30
     3.3  Lease Variations....................................................................   31
     3.4  Ineligible Leases...................................................................   32
     3.5  Substituted Leases..................................................................   32
     3.6  Adverse Claims......................................................................   33

                                   ARTICLE 4
                             CONDITIONS PRECEDENT

     4.1  Conditions Precedent for the Initial Concurrent Lease...............................   34
     4.2  Conditions Precedent in Favour of the Concurrent Lessee for All Concurrent Leases...   36
     4.3  Condition Precedent in Favour of the Lessor and the Performance Guarantor for All
                    Concurrent Leases.........................................................   37


                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES

     5.1   Representations and Warranties of the Concurrent Lessee............................   38
     5.2   General Representations and Warranties of the Lessor...............................   38
     5.3   Representations and Warranties of the Performance Guarantor and IKON Capital.......   43
     5.4   Eligibility Criteria Regarding the Leases and the Equipment........................   45
     5.5   Survival...........................................................................   50

                                   ARTICLE 6
                                 ADMINISTRATION

     6.1   Designation of the Collector.......................................................   50
     6.2   Standard of Care...................................................................   51
     6.3   Authorization of Collector.........................................................   51
     6.4   Enforcement of Leases..............................................................   52
     6.5   Assignment for Purpose of Enforcement..............................................   52
     6.6   Deposit of Collections.............................................................   52
     6.7   Collector Amounts..................................................................   53
     6.8   Description of Services............................................................   53
     6.9   Additional Covenants of the Collector..............................................   54
     6.10  Negative Covenants of the Collector................................................   59
     6.11  Lease Amendments, Modifications and Waivers........................................   60
     6.12  Collector Termination Events.......................................................   60
     6.13  Notice of Collector Termination Events.............................................   63
     6.14  Effecting a Collector Transfer.....................................................   63
     6.15  Appointment of Replacement Collector...............................................   63
     6.16  Collection and Remittance of Taxes.................................................   63
     6.17  Additional Collector Covenants Following a Collector Transfer......................   64
     6.18  Concurrent Lessee's Rights Following a Collector Transfer..........................   64
     6.19  Delegation in Favour of Securitization Agent.......................................   65
     6.20  Payments to Securitization Agent...................................................   65

                                   ARTICLE 7
                     TRIGGER EVENTS AND TERMINATION EVENTS

     7.1   Meaning of Trigger Event...........................................................   66
     7.2   Action Upon a Trigger Event........................................................   68
     7.3   Optional Termination of Concurrent Leases..........................................   69
     7.4   Meaning of Termination Event.......................................................   70
     7.5   Action Upon a Termination Event....................................................   71
     7.6   Right of First Refusal.............................................................   71
     7.7   Lack of Liquidity Support..........................................................   72

                                   ARTICLE 8
                    GENERAL COVENANTS AND POWER OF ATTORNEY

     8.1   Affirmative Covenants of the Lessor................................................   73
     8.2   Reporting Requirements of the Lessor...............................................   76
     8.3   Negative Covenants of the Lessor...................................................   78
     8.4   Power of Attorney; Further Assurances..............................................   79

                                   ARTICLE 9
                                INDEMNIFICATION
     9.1   Indemnification by the Lessor......................................................   80
     9.2   Notification of Potential Liability................................................   81
     9.3   Litigation.........................................................................   81
     9.4   The Lessor to Remain Obligated.....................................................   82
     9.5   Tax Indemnity......................................................................   82
     9.6   Tax Credit.........................................................................   83
     9.7   Survival...........................................................................   84

                                  ARTICLE 10
                                   GUARANTEE

     10.1  Guarantee..........................................................................   84
     10.2  Validity of the Performance Guarantor's Obligations as Guarantor...................   84
     10.3  Subrogation........................................................................   85
     10.4  Authorization by the Performance Guarantor as Guarantor............................   86
     10.5  Changes in the Lessor..............................................................   86
     10.6  Covenants of the Performance Guarantor as Guarantor................................   86
     10.7  Taxes..............................................................................   87
     10.8  Judgment Currency..................................................................   87

                                  ARTICLE 11
                                 MISCELLANEOUS

     11.1  Liability of the Concurrent Lessee, the Credit Enhancer and the Securitization
           Agent..............................................................................   88
     11.2  Change in Circumstances............................................................   88
     11.3  Amendments, Waivers, Etc...........................................................   89
     11.4  Notices, Etc.......................................................................   89
     11.5  No Waiver; Remedies................................................................   91
     11.6  Binding Effect; Assignability......................................................   91
     11.7  Costs and Expenses.................................................................   92
     11.8  Confidentiality....................................................................   92
     11.9  Capital Cost Allowance.............................................................   93
     11.10 Effect of Agreement................................................................   93
     11.11 Termination........................................................................   93
     11.12 Execution in Counterparts..........................................................   94

                                   SCHEDULES

SCHEDULE A - Form of Concurrent Lease Request
SCHEDULE B - Location of Records and Bank Accounts that Receive Direct Payments SCHEDULE C - Standard Form Leases
SCHEDULE D - Form of Portfolio Report
SCHEDULE E - Form of Promissory Note (GST)
SCHEDULE F - List of Predecessors

                          CONCURRENT LEASE AGREEMENT


            MEMORANDUM OF AGREEMENT made as of September 14, 1999.

B E T W E E N:

               IKON OFFICE SOLUTIONS, INC.,
               a corporation incorporated under the laws of Ontario,

               (hereinafter referred to as the "Lessor"),

                                    - and -

               IKON CAPITAL, INC.,
               a corporation incorporated under the laws of Canada,

               (hereinafter referred to as "IKON Capital"),

                                    - and -

               IKON OFFICE SOLUTIONS, INC.,
               a corporation incorporated under the laws of the State of Ohio,

               (hereinafter referred to as the "Performance Guarantor"),

                                    - and -

               THE TRUST COMPANY OF BANK
               OF MONTREAL,

               a trust company incorporated under the laws of Canada and licensed to carry on business as a trustee in each of the provinces of Canada, in its capacity as trustee of CARE TRUST, a trust established and existing under the laws of the Province of Ontario,

               (in such capacity, hereinafter referred to as the "Concurrent Lessee").

          WHEREAS the Lessor is the owner of the Equipment, and desires to grant a lease to the Concurrent Lessee, and the Concurrent Lessee desires to lease from the Lessor, concurrently with the interest of the Lessees pursuant to the Designated Eligible Leases, the Equipment, all on the terms and subject to the terms of this Agreement;

          AND WHEREAS IKON Capital has been requested and is willing to act as sub-collector hereunder;

          AND WHEREAS the Performance Guarantor desires to guarantee the performance by the Lessor of its obligations under this Agreement;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby covenant and agree as follows:


                                   ARTICLE 1
                                INTERPRETATION

1.1  Definitions
     -----------

          In this Agreement, unless the context requires otherwise, the following terms shall have the following meanings, respectively:

"Administrative Charges" means, with respect to a Designated Eligible Lease, late payment charges, extension fees, termination fees, charges for returned cheques or dishonoured payments or dishonoured transfer instructions and similar charges, in each case payable by the Lessee, provided the same does not form part of payments on account of Rent payable by the Lessees under such lease;

"Advance Rate" means 92%;

"Adverse Claim" means a security interest, lien, adverse claim, title retention agreement, pledge, assignment (whether or not by way of security), charge, encumbrance, mortgage, right of set-off, lease or other right or claim of any Person, other than the Concurrent Lessee or Persons claiming under or through the Concurrent Lessee, ranking ahead of or pari passu with the security interest of the Concurrent Lessee;

"Affiliate", in respect of a specified Person, means any other Person:

     (a) that is either directly or indirectly controlled by the specified Person or by a Person or Persons that also control the specified Person; or

     (b)  that either directly or indirectly controls the specified Person,

and, for the purposes of this definition, "control" shall mean de facto control, being the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;

"Affiliated Lessee" means any Lessee which is an Affiliate of another Lessee;

"Aggregate Financed Balance" means, on a particular date, the aggregate Financed Balances of all Designated Eligible Leases on that date, excluding Designated Eligible Leases relating to Equipment in respect of which the Concurrent Lease shall have been terminated on or prior to that date in accordance with the provisions hereof and, for greater certainty, excluding the Financed Balances of any Designated Eligible Leases which are Defaulted Leases on such date;

"Available L/C Amount" means, on any date, the maximum amount available to be drawn on the Level Two Credit Enhancement, which amount shall be equal to the lesser of:

     (1)  the Stated L/C Amount on such date; and

     (2) the Available L/C Amount for the immediately preceding Remittance Date minus all drawings, if any, on the Level Two Credit Enhancement made in accordance with section 2.6(a) plus all amounts paid to the Credit Enhancer or deposited to the L/C Funding Account pursuant to section 2.5(i)(ii), in each case, on such prior Remittance Date, provided that, with respect to the initial Remittance Date, the Available L/C Amount shall be equal to the Stated L/C Amount;

"Business Day" means any day (other than a Saturday, Sunday or public holiday) on which banks are open for business in Toronto, Ontario, Calgary and Edmonton, Alberta and Malvern, Pennsylvania;

"CIRR" means, in respect of a Designated Eligible Lease, on any date, the rate of interest per annum designated as the combined internal rate of return or CIRR in the Concurrent Lease Request with respect to such Designated Eligible Lease and equivalent to the discount which when applied to (a) the total payments (excluding payment of the Residual Amount and Administrative Charges and security deposits) to be made over the Term of such Designated Eligible Lease and (b) the Residual Amount in respect of such Designated Eligible Lease, results in a present value of the Designated Eligible Lease equal to the aggregate cost, at the time of creation of such Designated Eligible Lease, of the Equipment in respect of such Designated Eligible Lease;

"Closing Date" means September 14, 1999, or such other date as may be mutually agreed between the parties;

"Collection Account" means an Eligible Deposit Account established in the name of the Collector as trustee for and on behalf of the Concurrent Lessee, which account shall be separate and segregated from the Collector's own assets, shall bear interest and which shall initially be account number 001-1097780, transit number 25329, maintained at the branch of Bank of Montreal located at 236, 167 Street and Stony Plain Road, Edmonton, Alberta T5P 4B3;

"Collection Costs" means all reasonable out-of-pocket costs and expenses of (a) the Collector, if other than the Lessor or an Affiliate of the Lessor, and (b) the Concurrent Lessee, in administering and collecting the Designated Eligible Leases and the related Equipment and enforcing the Related Rights related thereto, including reasonable legal expenses of the Collector or the Concurrent Lessee, as the case may be;

"Collections" means, without duplication, all cash collections and other cash proceeds on account of Rent under the Designated Eligible Leases and cash collections and other cash proceeds in respect of the Related Rights, in either case received by any of the Performance Guarantor, the Collector, the Lessor or IKON Capital, including all insurance proceeds, all Administrative Charges, all Liquidation Proceeds, all Investment Income, all amounts paid by the Collector or the Lessor pursuant to sections 3.2, 3.3, 3.4, 3.6, 7.3 or 7.6, all money drawn from the Letter of Credit or the L/C Funding Account, all amounts received by the Concurrent Lessee as a result of the termination, modification or amendment of any Swap Agreement (excluding any Settlement Amounts to the extent used to enter into another Swap Agreement), any amounts received pursuant to any Swap Agreement (excluding the Settlement Amount), and any other amounts deemed to be Collections hereunder or required to be deposited into the Collection Account hereunder, but for all purposes excluding payments or recoveries made in respect of the Residual Amount upon the termination or enforcement of any Designated Eligible Lease and Taxes payable by the Lessees or received by the Collector and remitted to the appropriate governmental authority under section 6.8(i) and security deposits made by Lessees;

"Collector" means the Person designated as the Collector for the time being pursuant to section 6.1 and after a Collector Transfer shall include any Replacement Collector;

"Collector Termination Event" has the meaning ascribed thereto in section 6.12;

"Collector Transfer" has the meaning ascribed thereto in section 6.14;

"Concentration Limit" means an amount, in respect of a Lessee at the time the relevant Equipment became subject to a Concurrent Lease hereunder, equal to 2% of the Aggregate Financed Balance, provided, however, that the "Concentration Limit" may from time to time be changed by the Concurrent Lessee, with the consent of the Rating Agency and the Credit Enhancer, with such change to be effective only in respect of Concurrent Leases entered into on and after the date of such change, and provided further that in the case of a Lessee and any Affiliated Lessees, the Concentration Limit shall be calculated as if such Lessee and such Affiliated Lessees are one Lessee;

"Concurrent Lease" has the meaning ascribed thereto in section 2.1(a);

"Concurrent Lease Request" means a notice, substantially in the form of Schedule A, delivered by the Lessor to the Concurrent Lessee pursuant to section 2.1, which Concurrent Lease Request shall have attached thereto a list of the relevant Designated Eligible Leases, listed by the Lessor's assigned lease number, which govern the Equipment that the Lessor proposes the Concurrent Lessee concurrently lease hereunder (including particulars regarding the related Cut-Off Date, the CIRR, the Financed Balance and the Residual Amount of each listed Designated Eligible Lease and the prepayment amount relating thereto as of the related Cut-Off Date);

"Concurrent Lessee's Account" means the Concurrent Lessee's account maintained at an Eligible Institution which shall initially be the main Toronto branch of Bank of Montreal (account number 1316-573, transit number 0002) or such other account as has been most recently designated by the Concurrent Lessee, by written notice given to the Lessor, as the Concurrent Lessee's Account for the purposes hereof;

"Credit and Collection Policies" means the customary policies and practices of the Collector relating to the creditworthiness of lessees, the making of collections and the enforcement of contracts relating to the Designated Eligible Leases, the Lease Entitlements and the Related Rights, as such policies and practices may be amended from time to time in accordance with the provisions of this Agreement, which policies and practices, as in effect at and prior to the date hereof, have resulted in the historical collections results furnished to the Concurrent Lessee;

"Credit Enhancement Agreement" means the credit enhancement agreement between the Lessor, the Collector, IKON Capital, the Performance Guarantor, the Concurrent Lessee and the Credit Enhancer dated the date hereof providing for the Level Two Credit Enhancement;

"Credit Enhancement Fee" means the L/C Fee (as defined in the Credit Enhancement Agreement) payable pursuant to section 5 of the Credit Enhancement Agreement;

"Credit Enhancer" means, initially, State Street Bank and Trust Company and after replacement thereof any other Person having a long-term unsecured debt rating of at least AA (low) by the Rating Agency (or an equivalent rating by a United States rating agency recognized by the Rating Agency) and who by any means whatsoever, including any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, refinancing facility, tax protection agreement, interest rate swap agreement or other similar arrangement, provides credit enhancement in respect of the Designated Eligible Leases and/or the Notes issued to fund the prepayment of rent in respect of such Designated Eligible Leases;

"Cut-Off Date" means, with respect to any Concurrent Lease entered into hereunder, the first day of the Reporting Period in which the related Lease Date will occur as set out in the Concurrent Lease Request delivered by the Lessor to the Concurrent Lessee in accordance with section 2.1(a);

"Deed of Settlement" means the deed of settlement pursuant to which the Concurrent Lessee was established, as the same may be amended from time to time;

"Default Ratio" means, in respect of any particular Reporting Period, the ratio (expressed as a percentage) of (a) the product of (i) the aggregate Financed Balances of all Designated Eligible Leases which became Defaulted Leases during such Reporting Period (including Designated Eligible Leases, the Concurrent Lease relating to which has been terminated pursuant to sections 3.5 or 7.3(c)), net of any recoveries in respect of each Designated Eligible Lease which had been a Defaulted Lease and (ii) 12, to (b) prior to the Termination Date, the amount obtained when the Aggregate Financed Balance on the last day of each of the previous 12 Reporting Periods is divided by 12, and after the Termination Date, the Aggregate Financed Balance on the last day of such Reporting Period;

"Defaulted Lease" means a Designated Eligible Lease in respect of which (a) any Scheduled Payment owing thereunder is uncollectible or is deemed to be uncollectible in accordance with the Credit and Collection Policies, or (b) any Scheduled Payment thereunder is more than 120 days past due; provided, however, that, to the extent permitted by the Credit and Collection Policies, the Collector shall be entitled to extend the time for payment for certain Designated Eligible Leases beyond 120 days provided that the failure of the related Lessor to make the required payments thereunder, and any such extension granted by the Lessor, is not due to the credit quality or credit worthiness of such Lessee, in which case such extended Designated Eligible Lease shall not be a Defaulted Lease unless the aggregate Financed Balances of all other Designated Eligible Leases for which any such extension has been granted, when taken together with the Financed Balance of the Designated Eligible Lease at issue, exceeds 1% of the Aggregate Financed Balance at the time of determination, and provided further that, for greater certainty, any extended Designated Eligible Lease that is not a Defaulted Lease by virtue of the foregoing proviso shall continue to be considered a 90 Day Past Due Lease for purposes of this Agreement;

"Deferred Rent" has the meaning ascribed thereto in section 2.4;

"Deferred Rental Account" means an Eligible Deposit Account established in the name of the Concurrent Lessee, which account shall bear interest and which shall initially be account number 1350-077, transit number 0002, maintained at the main branch of Bank of Montreal in Toronto, Ontario;

"Deferred Rental Rate" means 2%;

"Deferred Rental Excess Amount" means, on any Reporting Date, the amount of the cash maintained in the Deferred Rental Account in excess of the Deferred Rental Required Amount calculated as of the immediately preceding Settlement Date;

"Deferred Rental Floor" means, on any date, the product obtained when (a) the highest amount that has formed the Deferred Rental Required Amount prior to such date, is multiplied by (b) 40%;

"Deferred Rental Required Amount" means, on any Reporting Date, the greatest of
(a) the amount obtained when the Deferred Rental Rate is multiplied by the Aggregate Financed Balance, (b) the amount obtained when the Aggregate Financed Balance is multiplied by 1.5 times the Default Ratio and (c) the Deferred Rental Floor, in each case calculated as of the immediately preceding Settlement Date;

"Delinquency Ratio" means, in respect of any Reporting Period, the ratio (expressed as a percentage) calculated by dividing (a) the aggregate Financed Balances of all Delinquent Leases as of the last day of such Reporting Period by
(b) the Aggregate Financed Balance as of the last day of such Reporting Period;

"Delinquent Lease" means a Designated Eligible Lease in respect of which any portion of any Scheduled Payment has not been made within 61 days after the date on which the Scheduled Payment was due;

"Designated Eligible Lease" means one of the equipment lease agreements entered into by Lessees in respect of Equipment which is also the subject of a Concurrent Lease hereunder, together with all supplements, amendments, transaction documents, confirmations and customer agreements relating thereto, providing, among other things, for the use by the Lessee thereunder of the Equipment forming the subject matter thereof;

"Eligible Deposit Account" means either (a) an account with an Eligible Institution, or (b) a segregated trust account with the corporate trust department of a depositary institution organized under the laws of Canada or a province thereof and authorized to act as a trustee for funds deposited in such account, so long as any of the securities of such depositary institution shall have a credit rating from the Rating Agency in one or more of its generic credit rating categories which signifies investment grade;

"Eligible Institution" means a depositary institution which at all times (a) has either (i) a long-term unsecured debt rating not lower than AA (low) by the Rating Agency or (ii) a short-term unsecured debt rating not lower than R-1 (middle) by the Rating Agency, or (b) has its obligations with respect to the relevant matter guaranteed by an institution with either of the ratings referred to in (a);

"Eligible Investments" means, at any particular date, book-based securities, negotiable instruments or securities, in each case, maturing not later than the Business Day preceding the next succeeding Reporting Date after such date represented by instruments in bearer or registered form which evidence any of:

     (a) direct obligations of, or obligations fully guaranteed as to the timely payment of principal and interest by, the Government of Canada;

     (b) any security having a rating of at least R-1 (middle) (or the equivalent thereof) from the Rating Agency, provided that, at any time, no more than $2 million may be invested in any one security of a particular issuer of the type referred to in this section (b); and

     (c) any other class of investment approved in writing by the Securitization Agent, the Credit Enhancer and the Rating Agency (other than those set out in (a) and (b) above),

and, without limiting the generality of the foregoing, if so qualified, securities of the Concurrent Lessee, the Securitization Agent, the Liquidity Agent and any Affiliate thereof may be considered Eligible Investments for the purposes of this definition;

"Eligible Lease" has the meaning ascribed thereto in section 5.4;

"Equipment" means, collectively, the office and business equipment and other tangible personal property, together with all accessions, upgrades, additions and enhancements thereto, which form the subject matter of a Designated Eligible Lease or the Designated Eligible Leases, as the context requires, whether provided by the Lessor, or a Predecessor or any other Person, to the Lessee or Lessees on an installed or an uninstalled basis;

"ETA" means Part IX of the Excise Tax Act (Canada);

"Final Termination Date" means the first day following the Termination Date on or by which the last remaining Designated Eligible Lease has been terminated or liquidated in full, whether as a result of the expiry of the term thereof, through the receipt of Collections or Liquidation Proceeds or otherwise, or is sold to any Person (excluding the Credit Enhancer) for value (paid in cash);

"Financed Balance" means, with respect to a Designated Eligible Lease at a particular date, the aggregate of the present value of each Scheduled Payment (including arrears thereof) to be made over the remaining Term of the Designated Eligible Lease, calculated by discounting to such date each such Scheduled Payment (including arrears thereof) at the CIRR applicable to such Designated Eligible Lease on such date;

"Funding Discount" means an amount determined for each Tranche Period, whether occurring prior to or after the Termination Date, pursuant to the following formula:

          (UPR x TR x TP)  +  (AOB x TR x TP)
                      --                  --
                      365                 365

     where:

          "UPR" means an amount equal to the aggregate Unamortized Prepaid Rent for all Designated Eligible Leases hereunder, calculated as of the second Settlement Date preceding the last day of such Tranche Period;

          "TP" means the number of days in such Tranche Period;

          "TR" means the Tranche Rate for such Tranche Period; and

          "AOB" means the aggregate Unamortized Prepaid Rent under all Designated Eligible Leases in respect of which the related Equipment became subject to a Concurrent Lease hereunder during the Reporting Period immediately preceding the last day of the relevant Tranche Period, calculated as of the relevant Cut-Off Date;

"Governmental Authority" means the government of any sovereign state or any political subdivision thereof, or of any political subdivision of a political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, administrative or other functions of or pertaining to government.

"Gross-Up" has the meaning ascribed thereto in section 9.6;

"Grossed-Up Payment" has the meaning ascribed thereto in section 9.6;

"GST" means all amounts payable under the ETA or pursuant to any similar value added tax legislation in any other jurisdiction of Canada that is stated to be harmonized with the GST which, for greater certainty, shall include the HST and the QST;

"Guarantee" means the guarantee and other provisions contained in Article 10;

"Guaranteed Obligations" has the meaning ascribed thereto in section 10.1;

"Hedging Costs" in respect of a Concurrent Lease hereunder and each Tranche Period, means the net amount (other than Settlement Amounts) payable by the Concurrent Lessee pursuant to any Swap Agreement entered into by, or assigned to, the Concurrent Lessee in connection with this Agreement;

"HST" means the harmonized sales tax imposed under the ETA;

"Indebtedness" means:

     (a) indebtedness for borrowed money or for the deferred purchase price of property or services;

     (b)  the redemption price of any redeemable preference shares;

     (c) obligations evidenced by bonds, debentures, notes or other similar instruments;

     (d) obligations as lessee under leases which, in accordance with generally accepted accounting principles, would be treated as capital leases;

     (e) obligations in respect of letters of credit or similar instruments issued or accepted by any bank or other institution;

     (f) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in any of sections (a) through (e) above; and

     (g) obligations (calculated on a mark to market basis) under any "eligible financial contracts" (as such term is defined in the Bankruptcy and Insolvency Act (Canada));

provided, however, that (i) "Indebtedness" shall not include obligations both
(A) classified as accounts payable or accrued liabilities under generally accepted accounting principles and (B) incurred in the ordinary course of business, and (ii) no obligation included in Indebtedness shall be included under more than one of any of sections (a) through (g) above;

"Indemnified Amounts" has the meaning ascribed thereto in section 9.1;

"Indemnified Parties" has the meaning ascribed thereto in section 9.1;

"Initial Deposited Amount" means, with respect to any Designated Eligible Leases subject to a Concurrent Lease Request, an amount equal to the aggregate Financed Balances of those leases on the related Cut-Off Date, multiplied by the greater of (a) the Deferred Rental Rate, and (b) the product of (i) the Default Ratio, calculated as of the Settlement Date immediately preceding the relevant Lease Date, and (ii) 1.5;

"Initial Liquidation Payment" has the meaning ascribed thereto in section 3.1;

"Insolvency Statutes" has the meaning ascribed thereto in section 5.2(q);

"Investment Income" means all investment income or other proceeds, including interest or other similar amounts, net of any investment losses, earned on funds on deposit, from time to time, in the Collection Account, the Deferred Rental Account and the L/C Funding Account;

"L/C Funding Account" has the meaning ascribed thereto in section 2.6(b)(ii);

"L/C Funding Account Surplus" means, on any date, the amount, if any, by which the amount on deposit in the L/C Funding Account exceeds the then Available L/C Amount;

"L/C Funding Date" means the date on which the Concurrent Lessee makes a draw on the Letter of Credit in either of the circumstances contemplated in section 2.6(b) and deposits the amount of such draw into the L/C Funding Account;

"Lease Date" has the meaning ascribed thereto in section 2.1(a);

"Lease Entitlements" has the meaning ascribed thereto in section 2.11;

"Lease Termination Date" means the day that, in accordance with section 7.2 or 7.5, is declared as, or automatically becomes, the Lease Termination Date;

"Lessee" means, in respect of a Designated Eligible Lease, the Person, other than the Lessor, who is shown as a party to such Designated Eligible Lease, and includes any co-lessee and any guarantor or other Person who owes or is responsible for or agrees to make payments in respect of such Designated Eligible Lease;

"Letter of Credit" means the irrevocable letter of credit delivered by the Credit Enhancer to the Concurrent Lessee pursuant to the terms of the Credit Enhancement Agreement;

"Level Two Credit Enhancement" means (a) at any time prior to the L/C Funding Date, the Letter of Credit, and (b) at any time on or after the L/C Funding Date, the funds on deposit from time to time in the L/C Funding Account;

"Liquidated Lease" means any Designated Eligible Lease enforced by the Collector either through sale or re-lease of all or part of the Equipment forming the subject matter thereof, or through enforcement of a judgment or otherwise;

"Liquidation Proceeds" means all monies collected from whatever source in respect of a Liquidated Lease (including through the re-leasing of the relevant Equipment) net of the sum of any amounts paid or remitted by the Collector in accordance with applicable law to the Lessee or to a Governmental Authority in respect of Taxes on the sale or other disposition of the Equipment (or part thereof) subject to such Liquidated Lease and the amount of any reasonable out-of-pocket costs and expenses incurred by the Collector in enforcing any Liquidated Lease or in refurbishing the Equipment subject thereto;

"Liquidity Agent" has the meaning ascribed thereto in the Liquidity Agreement;

"Liquidity Agreement" means the agreement made as of January 27, 1998, between the Concurrent Lessee, the banks and other financial institutions whose names appear on Schedule 1 to such agreement and Bank of Montreal, as such agreement may be amended or supplemented from time to time;

"90 Day Past Due Lease" means a Designated Eligible Lease in respect of which
(a) any portion of any Scheduled Payment has not been made within 91 days after the date on which the Scheduled Payment was due or which would be classified as non-performing or written off as uncollectible in accordance with the Credit and Collection Policies, or (b) the Lessee is a Person who would satisfy section 7.1(i) if the words "the Lessor" were changed to "Lessee" in each instance in section 7.1(i);

"90 Day Past Due Ratio" means, in respect of any Reporting Period, the ratio (expressed as a percentage) calculated by dividing (a) the aggregate Financed Balances of all 90 Day Past Due Leases as of the last day of such Reporting Period (including any 90 Day Past Due Lease, the Concurrent Lease related to which has been terminated pursuant to sections 3.5 or 7.3(c)) by (b) the Aggregate Financed Balance as of the last day of such Reporting Period;

"Note Obligations" means the aggregate amount of (a) in the case of discount Notes, the face amount at maturity of such Notes, and (b) in the case of interest-bearing Notes, the face amount thereof plus accrued interest thereon at the rate stipulated therein to the maturity thereof.

"Notes" means short-term debt obligations issued by the Concurrent Lessee pursuant to the trust indenture made as of January 27, 1998 between the Concurrent Lessee and Montreal Trust Company of Canada, the proceeds of sale of which are used to finance the entering into of, and the maintenance of the Concurrent Lessee's interest in, Concurrent Leases hereunder (including Notes issued to repay maturing Notes issued by the Concurrent Lessee for such purpose);

"Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice-president, the secretary, the treasurer or the controller of the Lessor, IKON Capital or the Performance Guarantor, as the case may be;

"Overcollateralization Date" means the day that the Aggregate Financed Balance declines below $80 million;

"Parent Company" means each corporation, if any, of which the Collector is a Subsidiary, provided that, in the case of the Lessor, "Parent Company" shall mean the Performance Guarantor only and shall not include any corporation of which the Performance Guarantor is a Subsidiary;

"Person" means an individual, partnership, association, corporation, trust, joint venture, unincorporated association or organization, proprietorship, board or body established by statute, any Governmental Authority or other entity;

"Portfolio Report" means a report substantially in the form of Schedule D;

"PPSA" means the Personal Property Security Act (Ontario) and the comparable legislation of any other province or territory of Canada;

"Predecessor" means any one of the predecessor corporations of the Lessor listed on Schedule F hereto;

"Prepaid Rent" means the sum required to prepay the Rent due under any Concurrent Lease, which sum shall be equal to the product of (a) the aggregate Financed Balances of the Designated Eligible Leases relating to the relevant Concurrent Lease as of the relevant Cut-Off Date and (b) the Advance Rate;

"Prime Rate" means the fluctuating annual interest rate which, on any day, shall be equal to the rate of interest most recently established by Bank of Montreal at its head office in Toronto, Ontario as its reference rate of interest for the purpose of determining interest rates it will charge on that day for demand loans made in Canada in Canadian Dollars to its Canadian commercial customers and which it refers to as its "prime rate";

"Program Amount" means, for any Reporting Date, the amount calculated pursuant to the following formula:

                            A (AFB + FB - V - AWO)

     where:

          "A" means (a) prior to either the Lease Termination Date or the Overcollateralization Date, the Advance Rate, and (b) on and after either the Lease Termination Date or the Overcollateralization Date, 1;

          "AFB" means the Aggregate Financed Balance on the second Settlement Date immediately preceding such Reporting Date;

          "FB" means the aggregate Financed Balances of all Designated Eligible Leases in respect of which the related Equipment became subject to a Concurrent Lease hereunder during the Reporting Period immediately preceding such Reporting Date calculated as of the Cut-Off Date of each such Concurrent Lease;

          "V" means the Aggregate Financed Balance on the Settlement Date immediately preceding such Reporting Date; and

          "AWO" means the Financed Balances of any Designated Eligible Leases which became Defaulted Leases during the Reporting Period immediately preceding the Reporting Date directly as a result of (a) facts relating to any Designated Eligible Leases that resulted in a breach of the Lessor's representations and warranties hereunder, or (b) an Adverse Claim arising through the Lessor, IKON Capital or the Performance Guarantor after the Cut-off Date applicable to the Concurrent Lease in respect of such Designated Eligible Lease;

"Program Fee" has the meaning ascribed thereto in section 6.20(a)(i);

"Program Limit" means $200,000,000, or such greater amount as the parties may agree to in writing with the approval of the Credit Enhancer and the Rating Agency;

"PST" means Taxes payable under the Retail Sales Tax Act (Ontario) or any similar statute of any other jurisdiction in Canada, other than the Province of Quebec;

"QST" means the Quebec Sales Tax payable under the QSTA;

"QSTA" means An Act Respecting the Quebec Sales Tax;

"Rating Agency" means Dominion Bond Rating Service Limited and its successors and, at any particular time hereafter, may include any other nationally recognized credit rating agency or agencies then authorized by the Securitization Agent to rate securities issued by the Concurrent Lessee;

"Records" means all contracts, books, records and other documents and information (including computer programmes, tapes, diskettes, punch cards, data processing software and related property and rights) maintained by or on behalf of the Lessor, IKON Capital or the Performance Guarantor evidencing or otherwise relating to any Equipment concurrently leased or intended to be concurrently leased by the Lessor to the Concurrent Lessee, or relating to the related Designated Eligible Leases, Lessees, Related Rights, Lease Entitlements, Collections or the Collection Account and, after the entering into of the Concurrent Lease of any such Equipment by the Concurrent Lessee, shall include all such records, information and material maintained or required to be maintained by the Collector in respect thereof in accordance with the Credit and Collection Policies and this Agreement;

"Reconciliation Amount" means, in respect of a Liquidated Lease calculated upon the final determination of the amount of Liquidation Proceeds received in respect of such Liquidated Lease, the positive amount obtained, when the Rent Portion of the Liquidation Proceeds for such Liquidated Lease is subtracted from the Initial Liquidation Payment for such Liquidated Lease;

"Related Rights", with respect to any Designated Eligible Lease, means any of the following that secures payment or performance, either directly or indirectly, of the Lessee's obligations to pay Scheduled Payments and Administrative Charges following the Lease Date under such Designated Eligible
Lease:

     (a) any Adverse Claim in any assets mortgaged, pledged, assigned or otherwise encumbered, including all amounts paid by the Lessee to the Lessor by way of advance rent payments, security deposits or otherwise, and all financing statements and similar registrations and notices covering any collateral subject to the aforementioned Adverse Claims;

     (b) all guarantees, indemnities and repurchase agreements or arrangements of whatever kind;

     (c) all proceeds of any policies of life, disability and general liability insurance covering the Lessee (whether maintained by the relevant Lessee, the Lessor or any other Person) which have been assigned to or for the benefit of the Lessor or pursuant to which the Lessor has been named as an insured party;

     (d) all proceeds of any policies of insurance relating to physical damage, loss, destruction or breakdown of the Equipment subject to such Designated Eligible Lease (whether maintained by the relevant Lessee, the Lessor or any other Person); and

     (e) all proceeds of the foregoing, including any payment respecting indemnity or compensation for loss of or damage to any of the foregoing;

"Remittance Date" means, in respect of a Reporting Period, the last Business Day of the Reporting Period immediately following such Reporting Period;

"Rent" means, with respect to any Designated Eligible Lease, that portion of each remaining Scheduled Payment to be made by the Lessee that represents a payment on account of the rent charged under the Designated Eligible Lease for the use and possession of the Equipment forming the subject matter of such Designated Eligible Lease;

"Rent Portion of Liquidation Proceeds" means, with respect to a Liquidated Lease at a particular date, an amount determined according to the following formula:

                         A    x   LP
                        ---
                        A+B

     where:

          "A" means the Financed Balance of such Liquidated Lease as at such date;

          "B" means the Residual Amount relating to such Liquidated Lease; and

          "LP" means the Liquidation Proceeds relating to such Liquidated Lease;

"Replacement Collector" means, at any time following a Collector Transfer, the Person whom the Concurrent Lessee designates from time to time by notice given to the Lessor as the Replacement Collector;

"Replacement Collector Fee" means the actual fee payable to a Replacement Collector, which fee shall be such commercially reasonable amount as may be negotiated between the Concurrent Lessee and such Replacement Collector from time to time;

"Reporting Date" means, in respect of a Reporting Period, the day that is five Business Days prior to the Remittance Date pertaining to such Reporting Period.

"Reporting Period" means a calendar month, except that the first Reporting Period shall be the period beginning on the Cut-Off Date related to the initial Concurrent Lease hereunder and ending September 30, 1999 and the last Reporting Period shall be the Reporting Period in which the Final Termination Date occurs;

"Residual Amount" means the dollar value ascribed by the Lessor at the commencement date of a Designated Eligible Lease as the value of the Equipment forming the subject matter of such Designated Eligible Lease as at the end of the Term of such Designated Eligible Lease;

"Residual Portion of Liquidation Proceeds" means, with respect to a Liquidated Lease at a particular date, an amount determined according to the following formula:

                         B    x   LP
                        ---
                        A+B

     where:

          "A" means the Financed Balance of such Liquidated Lease as at such date;

          "B" means the Residual Amount relating to such Designated Eligible Lease; and

          "LP" means the Liquidation Proceeds relating to such Liquidated Lease;

"Scheduled Payment" means, with respect to a Designated Eligible Lease, any payment required to be made by the Lessee pursuant to the Designated Eligible Lease on account of Rent but, for greater certainty, exclusive of Administrative Charges and payments to be made upon the termination of such Designated Eligible Lease in respect of the Residual Amount, if any, and excluding any security deposits paid by the Lessee at the time the Designated Eligible Lease is entered into;

"Securitization Agent" means Nesbitt Burns Inc.;

"Settlement Amount" has the meaning ascribed thereto in any Swap Agreement;

"Settlement Date" means the last day of a Reporting Period;

"Standard Form Leases" means the forms of transaction documents and confirmations annexed collectively as Schedule C hereto, which forms are used by the Lessor as of the Closing Date to constitute the agreements pursuant to which the Lessor leases Equipment to the Lessees and such other forms of leases which may be used by the Lessor after the Closing Date which have substantially similar terms to the Standard Form Leases annexed hereto;

"Stated L/C Amount" means (a) on any date prior to the Lease Termination Date, the lesser of (i) $16 million and (ii) 8% of the aggregate Unamortized Prepaid Rent in respect of all Designated Eligible Leases, calculated as at such date of calculation, subject to Concurrent Leases hereunder on such date, and (b) on any date on and after the Lease Termination Date, the lesser of (i) $16 million and
(ii) 8% of the aggregate Unamortized Prepaid Rent in respect of all Designated Eligible Leases, calculated as at the Remittance Date immediately preceding the Lease Termination Date, subject to Concurrent Leases hereunder on such preceding Remittance Date;

"Substituted Lease" has the meaning ascribed thereto in section 3.5;

"Subsidiary" has the meaning ascribed thereto in the Securities Act (Ontario), as in effect at the date hereof;

"Sub-Collector" has the meaning ascribed thereto in section 6.1;

"Swap Agreement" means an interest rate hedge, option, swap or similar agreement assigned to or entered into pursuant to section 4.1 or 4.2 between the Concurrent Lessee and a third party acceptable to the Credit Enhancer (such third party to have a long term unsecured debt rating of no less than AA (low) from the Rating Agency) in connection with each Concurrent Lease Request, such agreement to be in a form acceptable to the Concurrent Lessee, the Lessor and the Credit Enhancer;

"Swap Rate" means the rate payable by the Concurrent Lessee and specified as the "Swap Rate" in the related Swap Agreement;

"Swap Unwinding Costs" means any amounts required to be paid by the Concurrent Lessee, including any unwinding costs, as a result of the termination of all or a portion of a Swap Agreement in accordance with section 2.12;

"Tangible Net Worth" means, at any date, the remainder of (a) the sum of all amounts to be included under shareholders' equity on the balance sheet of the Lessor in accordance with Canadian generally accepted accounting principles prepared as of such date minus (b) the sum of goodwill and other items treated as intangibles in accordance with Canadian generally accepted accounting principles on such balance sheet;

"Tax Credit" has the meaning ascribed thereto in section 9.6;

"Taxes" means any withholding, stamp, general corporation, property, capital, large corporations, excise, GST, sales or other tax or any fee, levy, assessment or other governmental charge, including any related penalties or interest (excluding taxes imposed upon the Concurrent Lessee with respect to its income);

"Term" means, with respect to a Designated Eligible Lease, the period commencing on the commencement date thereof and ending on the termination date thereof;

"Termination Date" means the earlier of:

          (i)  the Lease Termination Date; and

          (ii) August 31, 2001, which date may be extended by notice from the Concurrent Lessee to the Lessor upon agreement to such extension by the Lessor, the Securitization Agent and the Credit Enhancer;

"Termination Event" has the meaning ascribed thereto in section 7.4;

"Time of Closing" means 9:00 o'clock a.m. (Toronto time) on the Closing Date, or such other time as may be mutually agreed;

"Tranche" means the Notes issued (a) on a Remittance Date to repay maturing Notes, or (b) on a Lease Date to fund a Concurrent Lease Request;

"Tranche Amount" means, in respect of a Tranche, the dollar amount of the proceeds from the issuance of the Notes associated with such Tranche;

"Tranche Period" means, with respect to each Tranche Amount, (a) in respect of the first Remittance Date following any Concurrent Lease hereunder, the period from and including the related Lease Date to, but excluding, such first Remittance Date and (b) in respect of any other Remittance Date, the period from and including the immediately preceding Remittance Date to, but excluding, such Remittance Date;

"Tranche Rate" means either (a) the rate of interest per annum which is the equivalent of the discount rate at which Notes issued in respect of a Tranche are sold by any dealer or other agent selected by the Concurrent Lessee, or (b) if the Notes are interest bearing, the rate of interest per annum payable in respect of Notes issued in respect of a Tranche;

"Trigger Event" has the meaning ascribed thereto in section 7.1;

"Trust GST" has the meaning ascribed thereto in section 2.10;

"Unamortized Prepaid Rent" means, with respect to a Designated Eligible Lease, the product of (a) the Advance Rate, and (b) the Financed Balance of that Designated Eligible Lease; and

"Weighted Average Term" means, in respect of a group of Designated Eligible Leases, a fraction the numerator of which is the aggregate of the products obtained when the Financed Balance of each such Designated Eligible Lease is multiplied by the remaining Term thereof and the denominator of which is the aggregate Financed Balances of all such Designated Eligible Leases.

1.2  Headings
     --------

          The division of this Agreement into Articles, sections, subsections, paragraphs, clauses and other subdivisions, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, section, subsection, paragraph, clause, Schedule or other portion hereof and include the recitals and any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, sections, subsections, paragraphs, clauses and Schedules are to Articles, sections, subsections, paragraphs, clauses and Schedules of this Agreement.

1.3  Extended Meanings
     -----------------

          Words importing the singular shall include the plural and vice versa and words importing gender shall include all genders. Words importing natural persons shall include all Persons. Any defined term used in the singular preceded by "any" or "each" shall be taken to indicate any number of the members of the relevant class. Every use of the word "including" or "includes" herein shall be construed as meaning, respectively, "including, without limitation" and "includes, without limitation".

1.4  Non-Business Days
     -----------------

          Whenever any payment to be made hereunder shall be stated to be due or any action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, unless otherwise specifically provided for herein, such payment shall be made or such action shall be taken on the next succeeding Business Day.

1.5  Governing Law
     -------------

          This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereto hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

1.6  Reference to Statutes
     ---------------------

          All references herein to any statute or any provision thereof shall, unless expressly provided to the contrary herein, include all regulations made thereunder or in connection therewith from time to time and shall include such statute or provision as the same may be amended, re-enacted or replaced from time to time.

1.7  Severability
     ------------

          In the event that one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

1.8  PPSA Terms
     ----------

          Unless the context otherwise requires, all terms used herein which are defined in the PPSA (Ontario) and are not specifically defined herein shall have the meanings ascribed to them respectively in the PPSA (Ontario).

1.9  Currency
     --------

          All amounts expressed herein in terms of money refer to lawful currency of Canada and all payments to be made hereunder shall be made in such currency.

1.10 Deed
     ----

          It is the intention of the parties that this Agreement, including each Concurrent Lease, when duly executed and delivered by the parties, shall constitute a deed.

1.11 Rating Agency Ratings
     ---------------------

          Except as otherwise specifically provided for herein, all specific ratings referred to herein are ratings of the initial Rating Agency, being Dominion Bond Rating Service Limited. If any Rating Agency is substituted for another Rating Agency, the specific ratings herein shall be the ratings of such substituted Rating Agency equivalent to the ratings of Dominion Bond Rating Service Limited or such Rating Agency, as the case may be, mutatis mutandis.

1.12 Months, Settlement Periods and Tranche Periods
     ----------------------------------------------

          When reference is made herein to a month, unless otherwise stated, it shall be construed to mean a calendar month. When reference is made herein to a Reporting Period or Tranche Period next preceding a date or time, it shall be construed to mean the Reporting Period or Tranche Period, as the case may be, ending immediately prior to the commencement of the Reporting Period or Tranche Period during which such date or time occurs.

1.13 Controlling Interest
     --------------------

          For the purposes of this Agreement, a Person or Persons holds a controlling interest in a body corporate if such Person or Persons directly or indirectly controls such body corporate and, for the purposes of this section 1.13, "control" shall mean de facto control, being the power to direct the management and policies of a body corporate, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

1.14 Schedules
     ---------

          The following Schedules annexed hereto are incorporated herein by reference and are deemed to be part hereof:

          Schedule A  -  Form of Concurrent Lease Request
          Schedule B  -  Location of Records and Bank Accounts that Receive
                         Direct Payments
          Schedule C  -  Standard Form Leases
          Schedule D  -  Form of Portfolio Report
          Schedule E  -  Form of Promissory Note (GST)
          Schedule F  -  List of Predecessors

                                   ARTICLE 2
                               CONCURRENT LEASE

2.1 Grant of Concurrent Lease
     -------------------------

     (1) Subject to the terms and conditions hereof, from time to time prior to the Termination Date, the Lessor may, by delivering a Concurrent Lease Request to the Concurrent Lessee at least five Business Days prior to the requested closing date specified in the Concurrent Lease Request (each, a "Lease Date"), but not more than once in any Reporting Period, request that the Concurrent Lessee, concurrently with and subject to the rights of the Lessees under the Designated Eligible Leases relating thereto, agree to enter into a lease effective as of the Cut-Off Date specified in the Concurrent Lease Request to possess and use the Equipment set out in such Concurrent Lease Request (any such lease granted by the Lessor to and in favour of the Concurrent Lessee as aforesaid being referred to herein as a "Concurrent Lease"). Unless the Concurrent Lessee notifies the Lessor that the Concurrent Lessee has elected not to enter into a Concurrent Lease within two Business Days of receipt of a Concurrent Lease Request, then, subject to the terms and conditions hereof, including section 4.2(c), the Concurrent Lessee will be deemed to have agreed to lease from the Lessor the Equipment set out in such Concurrent Lease Request on the terms and conditions of this Agreement. Each Concurrent Lease Request shall specify the Cut-Off Date related to the Concurrent Leases requested thereunder, the requested Lease Date, (which shall be the first day of a Tranche Period) the amount of Prepaid Rent required to prepay the Rent under such Concurrent Leases in accordance with section 2.4, (which in each case shall be for a minimum amount of $5 million) and the aggregate Residual Amount relating to such Concurrent Lease Request; provided, however, that the Concurrent Lessee shall have no obligation to concurrently lease any Equipment set out in a Concurrent Lease Request (i) if the Notes to be issued pursuant to such Concurrent Lease Request would have an outstanding aggregate principal amount of less than $5 million or would mature on a date other than the next succeeding Remittance Date or (ii) if more than one Tranche would be outstanding after the issuance of Notes in connection with such Concurrent Lease Request or (iii) until such time as the Lessor and the Concurrent Lessee have agreed on the Swap Rate relating to such Concurrent Lease Request, each acting reasonably, and the Concurrent Lessee shall have entered into a Swap Agreement in respect thereof in accordance with section 4.1 or 4.2, as the case may be.

     (2) It is hereby expressly acknowledged and agreed that the interest of the Concurrent Lessee under each Concurrent Lease in and to the Equipment thereunder is that of lessee only, and that title to all such Equipment shall remain vested in the Lessor. It is further expressly acknowledged and agreed that (i) the grant by the Lessor to the Concurrent Lessee of each Concurrent Lease shall constitute the Concurrent Lessee, in the place and stead of the Lessor, as the lessor to the Lessees of the Equipment thereunder, and (ii) the rights of the Lessees with respect to the possession and use of the Equipment shall be the same as under the Designated Eligible Leases and may be asserted against the Concurrent Lessee to the same extent as such rights could be asserted against the Lessor prior to the grant of the Concurrent Lease.

     (3) In its capacity as lessor to the Concurrent Lessee, and so that the Concurrent Lessee will not be in violation of its obligation as lessor to the Lessees or any of them, the Lessor covenants and agrees to and in favour of the Concurrent Lessee that, subject to the Credit and Collection Policies, at all times during the term of each Concurrent Lease, the Lessor will comply with and perform each term, condition, representation, warranty and covenant required to be complied with or performed by the Lessor under each Designated Eligible Lease.

     (4) In its capacity as lessor to each Lessee under each Designated Eligible Lease, the Concurrent Lessee covenants and agrees to and in favour of the Lessor to cause and require each Lessee, and during any period that the Concurrent Lessee is in actual possession of and using the Equipment or any of them, the Concurrent Lessee further covenants and agrees to comply with and perform each term, condition, representation, warranty and covenant required to be complied with or performed by a Lessee under the relevant Designated Eligible Lease.

2.2 Term of Concurrent Lease
    ------------------------

          The term of each Concurrent Lease in respect of any Equipment shall commence at the opening of business on the related Cut-Off Date and, unless terminated or deemed terminated earlier in accordance with the provisions hereof, shall terminate at 11:59 p.m. (Toronto time) on the day that is the first day after the day on which the Designated Eligible Lease relating to such Equipment is terminated. It is hereby expressly acknowledged and agreed that the Lessor's title and ownership with respect to any of the Equipment shall be subject to the rights of the Concurrent Lessee under each Concurrent Lease with respect to such Equipment, and, consequently, except as otherwise provided herein, upon the termination or liquidation of the Designated Eligible Lease relating to any Equipment (whether upon the expiry of the Term thereof or as a result of a default by the Lessee thereunder or otherwise), the Concurrent Lessee shall, until the expiry of the term of the Concurrent Lease relating to such Equipment, have the exclusive right to possess and use such Equipment as provided for in this Article 2. Except as provided herein, the Lessor shall not be entitled to terminate the Concurrent Lease in respect of the Equipment forming the subject matter of any Designated Eligible Lease.

2.3 Rent for Concurrent Lease
    -------------------------

          In consideration of the grant by the Lessor to the Concurrent Lessee of each Concurrent Lease, the Concurrent Lessee shall pay to the Lessor during the term of each such Concurrent Lease, on the first day of each calendar month after the relevant Lease Date, as monthly rent, an amount equal to 99.99% of the sum of all payments of Rent forming part of the Scheduled Payments to be made in respect of the relevant Designated Eligible Leases during the most recently completed Reporting Period. GST, plus any other tax payable under a statute of a province of Canada similar to the ETA, subject to such reasonable modifications as may be required in the circumstances will be added to any amount so paid. The GST registration number of the Lessor is 873008189.

2.4 Prepayment of Rent
    ------------------

          The Lessor acknowledges and agrees that the Concurrent Lessee may satisfy and discharge its obligations to make all monthly rent payments required by section 2.3 by (a) paying to the Lessor on the Lease Date, by certified cheque or by wire transfer to an account designated by the Lessor, as a prepayment of rent, a sum equal to the Prepaid Rent less the Initial Deposited Amount and (b) paying to the Lessor deferred rent (the "Deferred Rent") pursuant to and in accordance with sections 2.5 and 2.7, each of which payments shall be made without the need on the part of the Lessor to provide the Concurrent Lessee with any invoices. The Concurrent Lessee hereby agrees to cause the Initial Deposited Amount to be deposited into the Deferred Rental Account. Notwithstanding the foregoing, the Lessor shall provide the Concurrent Lessee with any invoices or other documentation necessary for the Concurrent Lessee to claim GST input tax credits and input tax refunds.

2.5     Remittances from Collections
        ----------------------------

          On each Remittance Date, unless otherwise required herein, the Collector shall, and hereby covenants to, deposit all Collections for the immediately preceding Reporting Period into the Collection Account and the Concurrent Lessee hereby authorizes and directs the Collector, on or before each Remittance Date, to apply the Collections for such immediately preceding Reporting Period to make the following deposits and payments from the Collection Account (and with respect to section (n)(ii) below only, payments from the Deferred Rental Account), to the extent of such Collections, in the following order of priority:

     (1) to the counterparty under any Swap Agreement, an amount equal to the Hedging Costs (if greater than zero), to the extent not previously paid;

     (2) after a Collector Transfer, to the Replacement Collector, an amount equal to the Replacement Collector Fee that has accrued and remains unpaid on such Remittance Date and to the Replacement Collector or the Concurrent Lessee, as applicable, any amounts owed and remaining unpaid pursuant to section 6.20(a)(ii);

     (3) into the Concurrent Lessee's Account, any amounts outstanding in respect of the Funding Discount in respect of each outstanding Tranche on such Remittance Date, plus any accrued interest on any such overdue amounts;

     (4) into the Concurrent Lessee's Account, the Program Amount in respect of the previous Reporting Period, together with any previously payable Program Amounts to the extent not paid, plus any accrued interest on any such overdue amounts, calculated from the respective Remittance Date on which any such overdue amount was required to be paid, at a rate equal to the then applicable Tranche Rate in respect of outstanding Notes;

     (5) into the Concurrent Lessee's Account, any amounts outstanding in respect of the Program Fee on such Remittance Date;

     (6) to the Credit Enhancer or applicable Governmental Authority, in payment of the sum of (i) the Credit Enhancement Fee for the Tranche Period immediately preceding such Remittance Date, together with any other unpaid Credit Enhancement Fees (with interest thereon at the Prime Rate plus 3.0%), and (ii) all Taxes (as such term is defined in the Credit Enhancement Agreement) and other amounts payable to or by the Credit Enhancer in respect of such Credit Enhancement Fees and interest;

     (7) to the Credit Enhancer or applicable Governmental Authority, in payment of (i) an amount equal to the sum of (x) the accrued and unpaid interest, if any, due and payable to the Credit Enhancer on any amounts drawn by the Concurrent Lessee on the Credit Enhancement pursuant to section 2.6, and (y) all Taxes (as such term is defined in the Credit Enhancement Agreement) and other amounts payable with respect to or by the Credit Enhancer with respect to such interest, to the extent not previously paid, and (ii) any amounts drawn by the Concurrent Lessee on the Credit Enhancement and not previously reimbursed to the Credit Enhancer or, after the L/C Funding Date, deposited to the L/C Funding Account;

     (8) to the Credit Enhancer or applicable Governmental Authority, in payment of the aggregate of all other amounts due and payable to the Credit Enhancer and all Taxes, (as such term is defined in the Credit Enhancement Agreement), to the extent not previously paid;

     (9) into the Concurrent Lessee's Account, any amounts payable by the Lessor pursuant to sections 6.20(b), 11.2 and 11.7, to the extent agreed to by the Credit Enhancer and not previously paid;

     (10) to the Lessor, the aggregate Reconciliation Amounts for such Reporting Period;

     (11) into the Deferred Rental Account, the amount required to ensure that the amount on deposit in the Deferred Rental Account is maintained at the Deferred Rental Required Amount;

     (12) at the option of the Concurrent Lessee, and upon the written direction of the Concurrent Lessee to the Collector prior to the Remittance Date, to any holder of an Adverse Claim referred to in section 3.6 to the extent the Lessor has been deemed to have received a Collection pursuant thereto but has not made the deposit required pursuant to section 3.6;

     (13) into the Concurrent Lessee's Account, all other amounts (including interest) owed to or owned by the Concurrent Lessee hereunder, to the extent not previously paid or so deposited; and

     (14) prior to the earlier of the occurrence of the Lease Termination Date or the Overcollateralization Date, to the Lessor on account of Deferred Rent (i) any amounts remaining from the Collections received during the relevant Reporting Period after payment of all amounts required by (a) through (m) above, and (ii) from the Deferred Rental Account, the Deferred Rental Excess Amount, if any, provided that, on and after the earlier to occur of the Lease Termination Date and the Overcollateralization Date, any amount that would otherwise be payable to the

          Lessor pursuant to this section 2.5(n) shall be deposited, or shall remain on deposit, as the case may be, in the Deferred Rental Account.

If, on any Remittance Date prior to the Final Termination Date, Collections are insufficient to make the payments and deposits referred to in (a) through (i) above, inclusive, the Lessor shall deposit the amount of the deficiency to the Collection Account from funds on deposit in the Deferred Rental Account to the extent funds are available in the Deferred Rental Account and apply such amount to the payment of any unpaid amount under, and in the priority set forth in, sections 2.5(a) through (i), inclusive.

2.6     Level Two Credit Enhancement
        ----------------------------

     (1) If, on any Remittance Date, the amount on deposit in the Deferred Rental Account is reduced to zero (after giving effect to all deposits to and withdrawals from the Deferred Rental Account on such Remittance Date in accordance with section 2.5), the Concurrent Lessee shall make a drawing on the Level Two Credit Enhancement in an amount equal to the lesser of (i) the Available L/C Amount on such Remittance Date, and (ii) the amount, if any, by which (A) the sum of the amounts required to be paid or deposited on such Remittance Date under sections 2.5(a) through (e), inclusive, exceeds (B) the sum of (x) the Collections for the Reporting Period prior to such Remittance Date, and (y) the amount, if any, on deposit in the Deferred Rental Account on such Remittance Date prior to making any of the payments required under sections 2.5(a) through (e).

          Any amount drawn on the Level Two Credit Enhancement on any Remittance Date pursuant to this section 2.6(a) shall be applied by the Concurrent Lessee to make the requisite payments and deposits under sections 2.5(a) through (e), inclusive.

     (2) If, at any time, the rating of the long term unsecured debt obligations of the Credit Enhancer is reduced to below AA(low) by the Rating Agency, or to the extent that the Rating Agency is not then rating the long term unsecured debt of the Credit Enhancer, to below an equivalent rating by a United States rating agency recognized by the Rating Agency, the Concurrent Lessee shall, within 60 days following such an occurrence, either:

          (1) replace the Letter of Credit with an irrevocable letter of credit with a stated amount not less than the then Available L/C Amount and issued by a successor Credit Enhancer satisfactory to the Lessor and the Rating Agency, or make any other arrangement satisfactory to the Lessor, the Rating Agency and the Securitization Agent; or

          (2) cause a draw to be made under the Letter of Credit in an amount equal to the Available L/C Amount and deposit such amount into an Eligible Deposit Account established in the name of the Concurrent Lessee and known as the "L/C Funding Account".

     (3) Funds on deposit in the L/C Funding Account on any Remittance Date, after giving effect to any withdrawals to be made from the L/C Funding Account on such Remittance Date pursuant to section 2.6(a), shall be invested by the Concurrent Lessee in Eligible Investments at the direction of the Credit Enhancer, as provided in section 6(e) of the Credit Enhancement Agreement. Any such Eligible Investments shall mature not later than the Business Day preceding the next succeeding Reporting Date so that such funds will be available for withdrawal on or prior to the following Remittance Date in accordance with and to the extent provided for in section 2.6(a). The proceeds of any such investments shall be invested in Eligible Investments in accordance with the provisions of this section 2.6(c). The Concurrent Lessee shall hold possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. On each Remittance Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Remittance Date on funds on deposit in the L/C Funding Account shall be applied in accordance with the Credit Enhancement Agreement. For purposes of determining the availability of funds or the balances in the L/C Funding Account for any reason, all investment earnings on such funds shall be deemed not to be available or on deposit.

     (4) If the L/C Funding Account Surplus on any Remittance Date, after giving effect to all deposits to and withdrawals from the L/C Funding Account with respect to such Remittance Date, is greater than zero, the Concurrent Lessee shall withdraw from the L/C Funding Account and apply in accordance with the Credit Enhancement Agreement, an amount equal to the amount of such L/C Funding Account Surplus.

     (5) Upon the earliest to occur of (i) the Final Termination Date, and (ii) the day on which all Notes have been paid in full, the Concurrent Lessee shall withdraw from the L/C Funding Account for application in accordance with the Credit Enhancement Agreement all amounts on deposit in the L/C Funding Account.

     (6) Notwithstanding any provision of this Agreement, from and after the L/C Funding Date, the L/C Funding Account shall replace the Letter of Credit for all purposes of this Agreement. As a result, after the L/C Funding Date unless the context requires otherwise, (i) any reference in this Agreement to a draw under the Letter of Credit shall be deemed to refer to a withdrawal from the L/C Funding Account, and (ii) any reference in section 2.5(g)(ii) to a payment to the Credit Enhancer shall be deemed to refer to a deposit into the L/C Funding Account; provided, however, that from and after the L/C Funding Date the Credit Enhancer shall still be entitled to receive payments pursuant to sections 2.5(f), (g)(i) and (h).

2.7     Satisfaction of Deferred Rent
        -----------------------------

          Forthwith after the Final Termination Date (or such earlier date as may be agreed upon by the Concurrent Lessee and the Lessor), and provided that the Concurrent Lessee and the Credit Enhancer have each received all amounts that are required to be paid to them pursuant to section 2.5, the Concurrent Lessee shall, in full satisfaction of its obligation to pay the then outstanding amount of Deferred Rent, if any, (a) pay to the Lessor all Collections in the possession or control of the Concurrent Lessee or any Replacement Collector and all amounts then on deposit in the Deferred Rental Account and the Collection Account, and (b) terminate all Concurrent Leases whereupon the Concurrent Lessee shall cease to have any interest in or to any Designated Eligible Leases, Equipment, Related Rights or any proceeds thereof, such that from and after such time, the Lessor shall hold and enjoy all right, title and interest in and to all Designated Eligible Leases, Equipment, Related Rights and all proceeds thereof, free and clear of all Adverse Claims created by the Concurrent Lessee or any Replacement Collector, but without any other representation or warranty (whether express, implied, statutory or otherwise) by or on behalf of the Concurrent Lessee.

2.8     No Recourse
        -----------

          Except as set forth herein, in the event that the Lessee under any Designated Eligible Lease is unable, neglects or refuses to satisfy its financial or other obligations thereunder, or is in default thereunder for any reason whatsoever, no recourse shall be had by the Concurrent Lessee against the Lessor therefor.

2.9     Concurrent Leases Limited by Program Limit
        ------------------------------------------

          No Concurrent Leases may be granted hereunder if, after giving effect thereto and the issue of Notes to fund payment of the Prepaid Rent in respect of such Concurrent Leases, (a) the aggregate Unamortized Prepaid Rent for all Designated Eligible Leases would exceed the Program Limit or (b) the aggregate Tranche Amounts in respect of all Notes outstanding on the relevant date would exceed the aggregate Unamortized Prepaid Rent in respect of all Designated Eligible Leases subject to Concurrent Leases hereunder as of the immediately preceding Cut-Off Date.

2.10    Payment of GST by the Concurrent Lessee
        ---------------------------------------

          The Lessor agrees that the Concurrent Lessee may satisfy its obligation to pay GST to the Lessor in respect of the Prepaid Rent provided for in section 2.4 (the "Trust GST") by way of a promissory note executed by the Concurrent Lessee in favour of the Lessor in an amount equal to the amount of Trust GST plus the amount of any interest paid or payable to the Concurrent Lessee in accordance with the ETA and the QSTA received by the Trust in respect of the input tax credit or input tax refund entitlement of the Concurrent Lessee, and otherwise substantially in the form set out in Schedule E, in accordance with the following provisions:

     (1) the Concurrent Lessee shall have a reporting period for the purposes of the ETA and QSTA that is a calendar month;

     (2) the Concurrent Lessee shall file returns under section 238 of the ETA and section 468 of the QSTA on or before the fifth Business Day following the end of the Reporting Period in which (or in respect of which) the Concurrent Lessee paid the Trust GST (as represented by the promissory note) and shall claim in such returns an input tax credit and input tax refund (including in respect of the full amount of the Trust GST) for that period pursuant to the applicable provisions of the ETA and QSTA;

     (3) the Concurrent Lessee shall pay to the Lessor, within three Business Days of such time or times as the Concurrent Lessee receives any net tax refund in respect of the Trust GST, the amount of any such net tax refund, together with any interest thereon received by the Concurrent Lessee, in satisfaction of the promissory note; and

     (4) the Concurrent Lessee shall assign to the Lessor, as security for the obligations of the Concurrent Lessee under the promissory note, all of the right, title and interest of the Concurrent Lessee in and to any net tax refund receivable by the Concurrent Lessee in respect of the Trust GST, together with any interest receivable thereon. The rights and recourses of the Lessor with respect to any amounts owing by the Concurrent Lessee to the Lessor in respect of the Tax and under the promissory note shall be limited to the enforcement of such assignment and otherwise at law against such security. The Lessor shall not be entitled to enforce any right or recourse against any other property or assets of the Concurrent Lessee with respect to any liability of the Concurrent Lessee to the Lessor under this section 2.10 or the promissory note.

2.11    Acknowledgment and Quit Claim
        -----------------------------

          The Lessor acknowledges that, as a consequence of the grant of rights by the Lessor to the Concurrent Lessee under this Agreement and pursuant to each Concurrent Lease Request, and the liability of the Concurrent Lessee to pay to the Lessor the rent or Prepaid Rent and Deferred Rent, as the case may be, under the Concurrent Leases as provided for in this Article 2, the Concurrent Lessee is entitled, among other things, to receive all relevant Collections as of and from the opening of business on the relevant Cut-Off Date. Accordingly, each of the Concurrent Lessee and the Lessor hereby acknowledges that, on each Lease Date, all of the Lessor's right, title and interest in the following Lease Entitlements (as defined below), as they relate to the related Equipment concurrently leased by the Concurrent Lessee hereunder, shall, by virtue of the Concurrent Lease thereof, vest in the Concurrent Lessee as of and from the opening of business on the related Cut-Off Date:

     (1) all of the Lessor's right, title and interest in, to and under the Designated Eligible Leases (excluding, for greater certainty, title to the Equipment forming the subject matter of such leases and the Residual Amount, if any, applicable to any such leases) and (i) the original credit application originally executed by each Lessee and any credit analysis and credit agency report and the "quality indicator score" records relating to the Lessees, if any, and (ii) all other documents kept on file by the Lessor at the respective offices of the Lessor, IKON Capital or the Performance Guarantor at the locations specified in Schedule B evidencing the Related Rights and/or relating to the Designated Eligible Leases, the Lessees or the Equipment;

     (2) all of the Lessor's right, title and interest in and to all Collections made after the relevant Cut-Off Date including rights, if any, under direct debit agreements with Lessees, and all cheques, notes, instruments of payment and other remittances relating thereto;

     (3) all of the Lessor's right, title and interest in and to the Related Rights created pursuant to or relating to the Designated Eligible Leases; and

     (4)  all proceeds from any or all of the foregoing

(all of the property and rights transferred, assigned and conveyed pursuant to this section 2.11 being collectively referred to herein as the "Lease Entitlements").

2.12    Swap Agreements
        ---------------

          If the Lessor elects to terminate all Concurrent Leases pursuant to section 7.3 or if the Concurrent Lessee elects to sell all such Concurrent Leases pursuant to section 7.6, or if any Concurrent Lease is terminated pursuant to any of sections 3.2, 3.3(c) or 3.4, the Concurrent Lessee shall have the right, but not the obligation, to terminate, modify or amend any portion of the Swap Agreement entered into by the Concurrent Lessee in connection with such Concurrent Leases. To the extent the Concurrent Lessee terminates, modifies or amends a Swap Agreement in such circumstances, it shall notify the Lessor in writing at least one Business Day prior to effecting such termination, modification or amendment. The Concurrent Lessee agrees that it shall cause all proceeds received by it as a result of the termination, modification or amendment of a Swap Agreement (net of any amounts used to enter into another Swap Agreement) pursuant to this section 2.12 to be deposited to the Collection Account.


                                   ARTICLE 3
                 TERMINATION WITH RESPECT TO CERTAIN EQUIPMENT

3.1     General
        -------

          The provisions of this Article 3 are in addition to and not in limitation of the indemnification provisions set out in this Agreement and the other covenants, rights and remedies described herein.

3.2     Liquidated Leases
        -----------------

          The parties acknowledge that the Collector is obligated, in accordance with this Agreement and the Credit and Collection Policies, to enforce a Designated Eligible Lease that is to become a Liquidated Lease, including, by taking possession of and/or re-leasing the Equipment to a third party or selling the Equipment forming the subject matter of such Lease and by enforcing the Related Rights. The Concurrent Lessee shall be entitled to require the Lessor to terminate the Concurrent Lease with respect to the Equipment forming the subject matter of such Liquidated Lease by notice in writing to the Lessor or as provided for in this section 3.2. If, one Business Day prior to a transfer of title to, or repossession of, the Equipment by the Collector in connection with the enforcement of a Designated Eligible Lease, the Concurrent Lessee shall not have provided the

Lessor with notice that it does not wish to exercise its option to terminate the Concurrent Lease with respect to such Equipment, the Concurrent Lessee shall be deemed to have exercised such option with respect to such Equipment, and, subject to the next following sentence, the Concurrent Lease shall be and shall be deemed to be terminated with respect to such Equipment as of the date of such transfer of title to, or repossession of, such Equipment by the Collector. Such termination shall be effective upon the payment by the Lessor to the Concurrent Lessee, by deposit to the Collection Account, as a refund of a portion of the Prepaid Rent paid by the Concurrent Lessee in respect of such Equipment, of an amount equal to the lesser of:

     (1) the Rent Portion of Liquidation Proceeds relating to such Designated Eligible Lease in respect of all Reporting Periods, calculated on the date on which the Collector transferred title to or took repossession of the Equipment; and

     (2) the Unamortized Prepaid Rent relating to such Designated Eligible Lease, calculated as at such date, plus the portion of the Hedging Costs that relates to the Financed Balance of such Designated Eligible Lease on that date, plus any Swap Unwinding Costs, plus any other amounts owed to the Concurrent Lessee hereunder in respect of such Designated Eligible Lease;

provided, that, to the extent the Liquidation Proceeds with respect to such Liquidated Lease shall not have been identified or otherwise determined on the first Settlement Date occurring after the relevant Designated Eligible Lease is determined to be a Liquidated Lease, the Collector shall pay to the Concurrent Lessee (an "Initial Liquidation Payment"), by deposit to the Collection Account no later than the Remittance Date for the Reporting Period in which such Settlement Date occurs, the amount referred to in (b) above. Upon the making of the Initial Liquidation Payment in the manner referred to above, the Lessor shall become entitled to receive, in accordance with section 2.5, the Reconciliation Amount, if any, relating to such Liquidated Lease.

          Upon the payment to the Concurrent Lessee of such amount (including by the making of the Initial Liquidation Payment), (i) the Concurrent Lease relating to the relevant Equipment shall be and shall be deemed to have been terminated, (ii) the Lessor shall cease to be entitled to any further payments of Deferred Rent in respect of such Equipment, (iii) the Concurrent Lessee shall be deemed to have released, re-assigned and reconveyed to the Lessor all of its right, title and interest in and to such Equipment and the Lease Entitlements (insofar as they relate to the Liquidated Lease relating to such Equipment) without recourse, and subject only to the representations and warranties of the Concurrent Lessee that such right, title and interest is held beneficially by it and is released, transferred, assigned and conveyed to the Lessor free and clear of any Adverse Claims created, suffered or permitted to exist by the Concurrent Lessee, and (iv) the Collector shall pay or transfer to the Lessor all other proceeds of the Liquidated Lease, if any, subsequently received by the Collector from the Lessee under such Liquidated Lease. Upon the final determination of the Liquidation Proceeds with respect to any Liquidated Lease, the Collector shall pay to the Lessor the Residual Portion of the Liquidation Proceeds for such Lease.

3.3     Lease Variations
        ----------------

     (a) If, in accordance with Article 6 hereof and the Credit and Collection Policies, the Collector proposes to:

     (i) allow a Lessee to purchase the Equipment forming the subject matter of its Designated Eligible Lease prior to the expiry of the Term thereof;

     (ii) terminate a Designated Eligible Lease prior to the expiry of the Term thereof for any reason other than a default on the part of the Lessee;

     (iii) extend the Term of a Designated Eligible Lease beyond its stated Term; or

     (iv) decrease the amount or number of the Scheduled Payments required under any Designated Eligible Lease,

it shall provide reasonably prompt written notice thereof to the Concurrent Lessee and the Credit Enhancer. Subject to section 3.3(b), upon receipt of such notice the Concurrent Lessee shall be entitled to require the Lessor to terminate the Concurrent Lease with respect to the Equipment forming the subject of the relevant Designated Eligible Lease, in which case the Collector shall be entitled to take any such action described in any of sections 3.3(a)(i) through
(iv) only following the termination of the Concurrent Lease relating to such Equipment. If, one Business Day prior to the completion of any of the actions referred to in any of sections 3.3(a)(i) to (iv) above, the Concurrent Lessee shall not have provided the Lessor with notice that it does not wish to exercise its option to terminate the Concurrent Lease with respect to such Equipment, the Concurrent Lessee shall be deemed to have exercised such option with respect to such Equipment and the Concurrent Lease shall be and shall be deemed to be terminated with respect to such Equipment as of the date of completion of any such action.

     (b) If an event referred to in either section 3.3(a)(i) or (ii) occurs as a direct result of the Lessee requesting such termination on a basis unsolicited by the Collector, the Concurrent Lessee shall be deemed to have exercised the option referred to in section 3.3(a) and the Concurrent Lease shall be and shall be deemed to be terminated with respect to such Equipment as of the date of completion of the action under section 3.3(a)(i) or (ii), as the case may be.

     (c) Any such termination under section 3.3(a) or (b) shall be effective upon the payment by the Lessor to the Concurrent Lessee, by deposit to the Collection Account, as a refund of a portion of the Prepaid Rent paid by the Concurrent Lessee in respect of the relevant Equipment, of an amount equal to the Unamortized Prepaid Rent relating to the relevant Designated Eligible Lease, calculated as at the date on which such payment is made to the Collector plus the portion of the Hedging Costs that relates to the Financed Balance under such Designated Eligible Lease on that date plus any Swap Unwinding Costs, plus any other amounts owed to the Concurrent Lessee hereunder in respect of such Designated Eligible Lease. Upon the payment of such amount to the Concurrent Lessee, (i) the Concurrent Lease relating to such Equipment shall be and shall be deemed to have been terminated, (ii) the Lessor shall cease to be entitled to any further payments of Deferred Rent in respect of such Equipment, (iii) the Concurrent Lessee shall be deemed to have released, re-assigned and reconveyed to the Lessor all of its right, title and interest in and to such Equipment and the Lease Entitlements (insofar as they relate to the Designated Eligible Lease relating to such Equipment), without recourse, and subject only to the representations and warranties of the Concurrent Lessee that such right, title and interest is held beneficially by it and is released, transferred, assigned and conveyed to the Lessor free and clear of any Adverse Claims created, suffered or permitted to exist by the Concurrent Lessee, and (iv) the Collector shall pay or transfer to the Lessor all other proceeds of the Designated Eligible Lease, if any, subsequently received by the Collector from the Lessee under such Designated Eligible Lease.

3.4     Ineligible Leases
        -----------------

          Promptly upon discovering that an eligibility requirement contained in section 5.4 has not been satisfied with respect to any Designated Eligible Lease or Designated Eligible Leases or that an event described in section 7.1(h) has occurred, the Lessor shall inform the Concurrent Lessee in writing, in reasonable detail, with respect thereto, or the Concurrent Lessee shall so inform the Lessor with respect thereto, as the case may be. Unless such event or state of facts shall have been cured on or before the first Settlement Date following the receipt of such notice, the Lessor will promptly pay to the Concurrent Lessee, by deposit to the Collection Account, an amount equal to the Unamortized Prepaid Rent in respect of any such Designated Eligible Lease materially adversely affected thereby, calculated as at the date on which such payment is made, plus the portion of the Hedging Costs that relates to the Financed Balance under such Designated Eligible Lease on such date, plus any Swap Unwinding Costs, plus any other amounts owed to the Concurrent Lessee hereunder in respect of such Designated Eligible Lease.

          Upon the payment of such amount, (i) the Concurrent Lease shall be and shall be deemed to have been terminated by the Lessor with respect to the Equipment forming the subject matter of the relevant Designated Eligible Lease,
(ii) the Lessor shall cease to be entitled to any further payments of Deferred Rent in respect of such Equipment, (iii) the Concurrent Lessee shall be deemed to have released, re-assigned and reconveyed to the Lessor all of its right, title and interest in and to such Equipment and Lease Entitlements (insofar as they relate to the Designated Eligible Lease relating to such Equipment), without recourse, and subject only to the representations and warranties of the Concurrent Lessee that such right, title and interest is held beneficially by it and is released, transferred, assigned and conveyed to the Lessor free and clear of any Adverse Claims created, suffered or permitted to exist by the Concurrent Lessee and (iv) the Collector shall pay or transfer to the Lessor all other proceeds of the Designated Eligible Lease, if any, subsequently received by the Collector from the Lessee under such Designated Eligible Lease.

3.5    Substituted Leases
        ------------------

          The Lessor shall have the option to substitute a Designated Eligible Lease which is an Eligible Lease (a "Substituted Lease") for a 90 Day Past Due Lease, provided that:

     (1) the sum of the aggregate Financed Balances of all Substituted Leases shall not exceed 10% of the highest Aggregate Financed Balance amount on any date prior to the date such substitution occurs;

     (2) at the time of such substitution, the aggregate Financed Balances of such Substituted Leases shall be at least equal to the aggregate Financed Balances of the 90 Day Past Due Leases being substituted; and

     (3) the Substituted Leases have approximately the same Weighted Average Term and CIRR as the 90 Day Past Due Leases being substituted.

Contemporaneously with the substitution of such Substituted Leases, the Lessor shall grant to the Concurrent Lessee, and the Concurrent Lessee shall accept, concurrently with and subject to the rights of the Lessees under the Substituted Leases relating thereto, a Concurrent Lease in respect of the Equipment forming the subject matter of such Substituted Leases. Contemporaneously with the substitution of the Substituted Leases, (i) the Concurrent Leases shall be and shall be deemed to have been terminated by the Lessor with respect to the Equipment forming the subject matter of the 90 Day Past Due Leases so substituted, (ii) the Lessor shall cease to be entitled to any further payments of Deferred Rent in respect of such Equipment, (iii) the Concurrent Lessee shall be deemed to have released, re-assigned and reconveyed to the Lessor all of its right, title and interest in and to such Equipment and Lease Entitlements (insofar as they relate to the 90 Day Past Due Lease relating to such Equipment) without recourse, and subject only to the representations and warranties of the Concurrent Lessee that such right, title and interest is held beneficially by it and is released, transferred, assigned and conveyed to the Lessor free and clear of any Adverse Claims created, suffered or permitted to exist by the Concurrent Lessee and (iv) the Collector shall pay or transfer to the Lessor all other proceeds of the 90 Day Past Due Lease, if any, subsequently received by the Collector from the Lessee under such 90 Day Past Due Lease.

3.6     Adverse Claims
        --------------

     (1) If on any day prior to the Termination Date, any Adverse Claim arising through the Lessor is asserted against the Lessor's or the Concurrent Lessee's interest in any Equipment, the Lessor shall, for all purposes hereof, be irrebuttably deemed to have received, for the Concurrent Lessee's account on such day, a Collection equal to the Unamortized Prepaid Rent relating to the relevant Designated Eligible Lease as of the next following Remittance Date, plus the portion of the Hedging Costs that relates to the Financed Balance under such Designated Eligible Lease, as of such next following Remittance Date, plus any Swap Unwinding Costs, plus any other amounts owed to the Concurrent Lessee hereunder in respect of such Designated Eligible Lease, and the Lessor shall deposit such amount into the Collection Account on such next following Remittance Date unless, pursuant to section 6.6, the Lessor is required to make deposits of Collections into the Collection Account on the next following Business Day after receipt thereof, in which case the Lessor shall deposit such amount to the Collection Account on such next following Business Day after the day it becomes aware of the circumstances requiring a deposit under this section 3.6.

     (2) Upon deposit into the Collection Account of the amount contemplated under (a) above, (i) the Concurrent Lease relating to such Equipment shall be and shall be deemed to have been terminated, (ii) the Lessor shall cease to be entitled to any further payments of Deferred Rent in respect of such Equipment,
(iii) the Concurrent Lessee shall be deemed to have released, re-assigned and reconveyed to the Lessor all of its right, title and interest in and to such Equipment and the Lease Entitlements (insofar as they relate to the Designated Eligible Lease relating to such Equipment), without recourse, and subject only to the representations and warranties of the Concurrent Lessee that such right, title and interest is held beneficially by it and is released, transferred, assigned and conveyed to the Lessor free and clear of any Adverse Claims created, suffered or permitted to exist by the Concurrent Lessee, and (iv) the Collector shall pay or transfer to the Lessor all other proceeds of the Designated Eligible Lease, if any, subsequently received by the Collector from the Lessee under such Designated Eligible Lease.


                                   ARTICLE 4
                             CONDITIONS PRECEDENT

4.1     Conditions Precedent for the Initial Concurrent Lease
        -----------------------------------------------------

          On or before the Closing Date, unless waived by each of the Concurrent Lessee, the Rating Agency and the Credit Enhancer in writing, the following shall have occurred or the Lessor, IKON Capital or the Performance Guarantor shall have delivered to the Concurrent Lessee the following, as the case may be, in each case in form and substance satisfactory to the Concurrent Lessee:

     (1) evidence that each of the Lessor, IKON Capital and the Performance Guarantor is duly existing under its jurisdiction of incorporation, along with certificates of status or compliance or other evidence satisfactory to the Concurrent Lessee and its counsel, each acting reasonably, that the Lessor is duly qualified, licensed or registered in each of the jurisdictions in which it carries on its present business and operations, except where the failure to be so qualified, licensed or registered in any such jurisdiction does not have and will not have a material adverse effect on the conduct of the business of the Lessor or any material adverse effect on the validity, enforceability or collectability of any of the Designated Eligible Leases or the Lease Entitlements;

     (2) a certificate of an officer of each of the Lessor, IKON Capital and the Performance Guarantor, to be in full force and effect as of the Closing Date, providing for and certifying the resolutions of the board of directors of the Lessor, IKON Capital and the Performance Guarantor approving and authorizing the execution, delivery and performance of this Agreement and the other documents to be delivered by the Lessor, IKON Capital and the Performance Guarantor hereunder, the granting of Concurrent Leases hereunder and the assignment of the Lease Entitlements hereunder;

     (3) incumbency certificates of the officers of the Lessor, IKON Capital and the Performance Guarantor executing this Agreement and the other documents to be delivered by the Lessor, IKON Capital and the Performance Guarantor hereunder showing their names, offices and specimen signatures on which certificates the Concurrent Lessee shall be entitled to conclusively rely until such time as the Concurrent Lessee receives from the Lessor, IKON Capital or the Performance Guarantor, as the case may be, a replacement certificate meeting the requirements of this section 4.1(c);

     (4) to the extent not previously received, or as required by the Credit Enhancer or the Rating Agency, reports showing the results of the searches conducted in each of the provinces of Canada, other than the Provinces of Prince Edward Island, Newfoundland and Saskatchewan, against the Lessor and each Predecessor on the Business Day immediately preceding the Closing Date (or as near as practicable thereto) to determine the existence of any Adverse Claims in the assets of the Lessor or in the Equipment or the Lease Entitlements;

     (5) sample copies of each of the Standard Form Leases and other documents generally used or required by the Lessor in each of the provinces of Canada with respect to Equipment and to provide for the Related Rights, including credit application forms and direct debit authorization forms;

     (6) executed copies of this Agreement, the Credit Enhancement Agreement and the other agreements and instruments called for hereunder;

     (7) opinions of counsel to the Lessor, IKON Capital and the Performance Guarantor dated as of the Closing Date, together with supporting opinions of local counsel in such provinces of Canada as the Concurrent Lessee, the Credit Enhancer and the Rating Agency, each acting reasonably, may determine;

     (8) copies of verification statements, officially stamped or marked to indicate that copies of such documents have been filed with the appropriate Governmental Authorities in all the Provinces of Canada or, if officially stamped copies are not available prior to the Closing Date, photocopies of documents accepted for filing or registration, of all financing statements or financing statements providing for the renewal of any prior registrations or other similar statements or other registrations, if any, filed in such province or provinces with respect to the grant of the Concurrent Lease and the transfer, assignment and conveyance of the Lease Entitlements to ensure recognition as against third parties of the interests of the Concurrent Lessee under the Concurrent Lease in the Equipment and the interests of the Concurrent Lessee in the Lease Entitlements, in each case showing the Lessor's address as #810, 715-5th Avenue S.W., Calgary, Alberta T2P 2X6;

     (9) evidence that such Persons as the Concurrent Lessee may have designated who have registered financing statements or similar instruments against the Lessor shall have entered into such agreements or amended their registrations, filings or recordings so as to negate any interest in the Equipment or the Lease Entitlements capable of encumbering or defeating the interests of the Concurrent Lessee therein;

     (10) the Lessor shall have paid to the Concurrent Lessee the amount of certain expenses of the Concurrent Lessee which the Lessor has agreed to reimburse to the Concurrent Lessee pursuant to section 11.7;

     (11) an Advance Ruling Certificate shall have been issued to the Concurrent Lessee by the Director of Investigation and Research, Bureau of Competition Policy, pursuant to the Competition Act (Canada) in connection with the transactions contemplated hereby, which certificate shall be in full force and effect;

     (12) such other documentation as may be required by the Concurrent Lessee or its counsel, Davies, Ward & Beck, or by the Lessor and the Performance Guarantor or their counsel, Tory Tory DesLauriers and Binnington, or by the Credit Enhancer or its counsel, Fraser Milner, or by the Rating Agency, in each case acting reasonably; and

     (13) the Concurrent Lessee shall have entered into a Swap Agreement as required under section 2.1(a).

4.2     Conditions Precedent in Favour of the Concurrent Lessee for All
        ---------------------------------------------------------------
Concurrent Leases
-----------------

          Prior to the granting of each Concurrent Lease hereunder (including the first Concurrent Lease), the following shall have occurred, or the Lessor or the Performance Guarantor, as the case may be, shall have delivered to the Concurrent Lessee the following, in each case in form and substance satisfactory to the Concurrent Lessee:

     (1) the Concurrent Lessee shall have received a Concurrent Lease Request, in form and substance satisfactory to the Concurrent Lessee, dated within 20 Business Days prior to the Lease Date and containing such additional information, with respect to the Designated Eligible Leases, the Equipment or otherwise, as may be reasonably requested by the Concurrent Lessee;

     (2) on the date of such Concurrent Lease (immediately prior to, at the time of and after giving effect to such Concurrent Lease), the following statements will be true, and the Lessor, IKON Capital and the Performance Guarantor, by the Lessor accepting any payment pursuant to section 2.3 or 2.4 in respect of a Concurrent Lease, will be deemed to have certified that:

          (1) the representations and warranties contained in Article 5 of this Agreement (excluding the representations and warranties contained in section 5.1) are correct on and as of the relevant Lease Date as though made on and as of such date; and

          (2) no event has occurred and is continuing, or would result from the granting of such Concurrent Lease, that constitutes either a Trigger Event or a Termination Event or would constitute either a Trigger Event or a Termination Event by further requirement that notice be given or time elapse or both;

     (3) a Swap Agreement shall have been executed by the relevant parties similar in form to the Swap Agreement entered into with respect to the initial Concurrent Lease under section 4.1, or in such other form approved by the Securitization Agent and the Credit Enhancer, and the fixed rate payable under such Swap Agreement shall be less than or equal to the Prime Rate at the time the Swap Agreement is entered into, unless otherwise approved by the Credit Enhancer; and

     (4) all documents, instruments and agreements required by the terms hereof to be delivered to the Concurrent Lessee shall be so delivered and shall be satisfactory in form and substance to the Concurrent Lessee, acting reasonably, and the Concurrent Lessee shall have received such other approvals, opinions or documents as it may reasonably request.

4.3     Condition Precedent in Favour of the Lessor and the Performance
        ---------------------------------------------------------------
Guarantor for All Concurrent Leases
-----------------------------------

          Prior to the granting of each Concurrent Lease hereunder (including the first Concurrent Lease), the Concurrent Lessee, by entering into any such Concurrent Lease, will be deemed to have certified that the representations and warranties contained in section 5.1 are correct on and as of the relevant Lease Date as though made on and as of such date.


                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES

5.1     Representations and Warranties of the Concurrent Lessee
        -------------------------------------------------------

          The Concurrent Lessee represents and warrants to the Lessor and the Performance Guarantor, and acknowledges that each of the Lessor and the Performance Guarantor is relying upon such representations and warranties in consummating the transactions contemplated hereby and in entering into each Concurrent Lease hereunder, that as of the Closing Date and as of each Lease
Date:

     (1) The Trust Company of Bank of Montreal, or any successor trustee of CARE Trust, is a trust corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and, pursuant to the Deed of Settlement, has full power and authority to execute and deliver this Agreement and the other documents to be delivered by it hereunder and to perform the terms and conditions hereof and thereof;

     (2) CARE Trust is a trust validly existing under the laws of the Province of Ontario;

     (3) the execution, delivery and performance by the Concurrent Lessee of this Agreement and all instruments, agreements and documents contemplated to be executed and delivered by the Concurrent Lessee hereunder are within the powers of the Concurrent Lessee, do not contravene, the Deed of Settlement or any other indenture, agreement or instrument to which the Concurrent Lessee is a party and constitute legal, valid and binding obligations of the Concurrent Lessee enforceable against it in accordance with their terms; and

     (4) there are no actions, suits or proceedings in existence or, to the knowledge of the Concurrent Lessee, pending or threatened against or affecting the Concurrent Lessee, or the property of the Concurrent Lessee, in any court, or before any arbitrator of any kind, or before or by any governmental body, which may materially adversely affect the ability of the Concurrent Lessee to perform its obligations under this Agreement and all instruments, agreements and documents contemplated to be executed and delivered by the Concurrent Lessee hereunder.

5.2     General Representations and Warranties of the Lessor
        ----------------------------------------------------

          The Lessor represents and warrants to the Concurrent Lessee, and acknowledges that the Concurrent Lessee is relying upon such representations and warranties in consummating the transactions contemplated hereby and in entering into each Concurrent Lease hereunder, that, as of the Closing Date and as of each Lease Date:

     (1) the Lessor is a corporation validly existing under the laws of its jurisdiction of incorporation and is duly qualified to do business in every jurisdiction where failure to be so qualified would materially adversely affect the collectibility of the Designated Eligible Leases or the Lease Entitlements or the enforcement of the Related Rights;

     (2) the execution, delivery and performance by the Lessor of this Agreement, any Concurrent Lease Request and the other documents delivered by it hereunder, and the transactions contemplated hereby and thereby, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene:

          (1)  its constating documents or by-laws;

          (2)  any law, rule or regulation applicable to it;

          (3) any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding upon it or affecting its property which is of a material nature; or

          (4) any order, writ, judgment, award, injunction or decree binding on it or affecting its property which is of a material nature;

          and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties other than with respect hereto;

     (3) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Lessor of this Agreement, or the other documents delivered by it hereunder, except for such notices or filings that are required to reflect the Concurrent Lessee's interest in the Equipment which is the subject of a Designed Eligible Lease and concurrently leased hereunder and in all other Lease Entitlements and Related Rights relating thereto;

     (4) this Agreement, each Concurrent Lease Request and all other documents delivered by the Lessee hereunder have been duly executed and delivered by the Lessee or on its behalf;

     (5) this Agreement, each Concurrent Lease Request and the other documents to be delivered hereunder constitute legal, valid and binding obligations of the Lessee enforceable against it in accordance with their terms (assuming due and valid authorization, execution and delivery thereof by the other parties thereto) subject to applicable bankruptcy, insolvency, reorganization, winding-up, moratorium, arrangement or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law);

     (6) the consolidated balance sheet of the Lessor as at September 30, 1998 and the related statements of income and retained earnings for the fiscal year then ended, copies of which have been furnished to the Concurrent Lessee together with a certificate of a senior financial officer of the Performance Guarantor certifying the accuracy of such statements, fairly present in all material respects consolidated financial position of the Lessor as at such date and the consolidated results of the operations of the Lessor for the period ended on such date, all in accordance with generally accepted accounting principles; and since September 30, 1998 there has been no material adverse change in any such financial position or operations;

     (7) the consolidated balance sheet of the Lessor as at March 31, 1999 and the related statements of income and retained earnings for the fiscal quarter then ended, copies of which have been furnished to the Concurrent Lessee together with a certificate of a senior financial officer of the Performance Guarantor certifying the accuracy of such statements, fairly present in all material respects the financial position of the Lessor as at such date and the results of the operations of the Lessor for the period ended on such date, all in accordance with generally accepted accounting principles; and since March 31, 1999 there has been no material adverse change in such financial position or operations;

     (8) all filings, recordings, registrations or other actions required under this Agreement have been made or taken as referred to in Article 4 in each jurisdiction necessary or appropriate to validate, preserve, perfect or protect the interests of the Concurrent Lessee under the Concurrent Leases and the Equipment subject to the Concurrent Leases and the ownership interests of the Concurrent Lessee in, and the rights of the Concurrent Lessee to collect, any and all of the Lease Entitlements, including the right to enforce the Related Rights with respect to the Designated Eligible Leases and the Equipment;

     (9) there is no fact known to the Lessor (other than matters of a general economic nature) that materially adversely affects (i) the business, operations, property, assets or condition (financial or otherwise) of the Lessor or its Subsidiaries, taken as a whole, or (ii) the Lessor, the Designated Eligible Leases, the Equipment or the Lease Entitlements, that has not been disclosed herein or in other documents, certificates and written statements furnished to the Concurrent Lessee or its advisors, the Credit Enhancer or the Rating Agency for use in connection with the evaluation and entering into of the transactions contemplated hereby;

     (10) as of the date hereof, the chief executive office and the chief place of business of the Lessor is located at #810, 715-5th Avenue S.W., Calgary, Alberta T2P 2X6 and the books, records, documents and Designated Eligible Leases in which the Lessor has any interest and other printed information (excluding policies or certificates of insurance) evidencing or relating to the Designated Eligible Leases, the Lessees, the Equipment and the Lease Entitlements are located at the offices of the Lessor shown in Schedule B;

     (11) there are no actions, suits or proceedings, of which the Lessor has not advised the Concurrent Lessee in writing, against or affecting the Lessor or any of its Affiliates or any of their respective property before any court, governmental body or arbitrator (nor to its knowledge, any such actions pending or threatened) which may materially adversely affect the financial condition of the Lessor or its ability to perform its obligations hereunder or under the other documents delivered by it hereunder and the Lessor is not in default with respect to any order of any court, governmental body or arbitrator which materially adversely affects the Lessor's ability to perform its obligations hereunder or thereunder;

     (12) no event of default has occurred and is outstanding under any agreement or instrument referred to in section 5.2(b)(iii) which would entitle the creditor, secured party or lessor thereunder, without the requirement of having to give any further notice or that a further specified period of time shall have elapsed, to accelerate the payment by the Lessor of a material amount;

     (13) all taxes, including, without limitation, sales, social services and goods and services taxes relating to each Designated Eligible Lease are the obligation of the Lessee thereunder;

     (14) each Designated Eligible Lease and the Equipment leased thereunder is and will at all times be owned by the Lessor free and clear of any Adverse Claims and no effective financing statements or other instrument similar in effect covering any Designated Eligible Lease, the Equipment leased thereunder or the Lease Entitlements and Related Rights relating thereto is or will at any time be on file in any recording office except such as may be filed in favour of the Concurrent Lessee in accordance with this Agreement, or in respect of which the secured party thereunder has acknowledged that it claims no security interest or subordinates its security interest in the Designated Eligible Leases, the Equipment leased thereunder and the Lease Entitlements and Related Rights relating thereto.

     (15) each Lease set out on a Concurrent Lease Request is an Eligible Lease, and has been registered or recorded, or a financing statement in respect thereof has been registered, in accordance with the requirements of the Credit and Collections Policy;

     (16) no Portfolio Report (if prepared by the Lessor, or to the extent that information contained therein is supplied by the Lessor), Concurrent Lease Request, information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Lessor to the Concurrent Lessee, the Credit Enhancer or the Rating Agency in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or will be dated or (except as otherwise disclosed to the receiving party at such time) as of the date so furnished, or contains or will contain any material misstatement of fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading;

     (17) the Lessor is not a bankrupt, an insolvent person, in insolvent circumstances or on the eve of or in contemplation of insolvency or unable to meet its engagements or obligations, as applicable, within the meaning of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Assignment and Preferences Act (Ontario) and the Fraudulent Conveyances Act (Ontario) (the "Insolvency Statutes");

     (18) the Lessor will not become an insolvent person or be put in insolvent circumstances or become unable to meet its engagements or obligations, as applicable, within the meaning of any of the Insolvency Statutes by entering into, or immediately after completion of the transactions contemplated by, this Agreement;

     (19) the Lessor has as of the date hereof fully complied with all of its obligations under each Designated Eligible Lease and all other agreements, including relevant maintenance contracts, entered into by the Lessor in connection therewith;

     (20) information technology issues arising or which may arise from matters related to the year 2000 and related risks will not have a material adverse effect on the business or operations of the Lessor or on the collectibility or enforceability of the Lease Entitlements or the ability of the Lessor to collect Lease Entitlements or the ability of the Lessor, IKON Capital or the Performance Guarantor to perform its obligations hereunder;

     (21) the Lessor is not a non-resident as defined under the Income Tax Act (Canada);

     (22) the Lessor has treated and will continue to treat the Designated Eligible Leases for income tax purposes as leases, and not sales, and has prepared and filed and will continue to prepare and file its tax returns under the Income Tax Act (Canada) and any applicable corresponding provincial legislation with respect to income tax in a manner consistent with the foregoing treatment;

     (23) the Lessor has delivered to the Concurrent Lessee true copies of all forms of lease agreements now used by the Lessor in connection with the entering into of a lease for Equipment;

     (24) no event has occurred and is continuing and no condition exists which constitutes a Trigger Event or a Termination Event:

     (25) transactions contemplated herein do not require compliance with the Bulk Sales Act (Ontario) or any similar legislation of any other jurisdiction;

     (26) the microfiche or other records and materials containing particulars of the Lessees, the Equipment and the Lease Entitlements made available to the Concurrent Lessee from time to time will be true and correct in all material respects; and

     (27) the computer records of the Lessor which contain particulars of the Designated Eligible Leases will contain notations, marks or other designations sufficient to identify that the Equipment subject to such leases have been leased by the Lessor to the Concurrent Lessee hereunder.

5.3   Representations and Warranties of the Performance Guarantor and IKON
      --------------------------------------------------------------------
      Capital
      -------

          Each of the Performance Guarantor and IKON Capital represents and warrants to the Concurrent Lessee, and acknowledges that the Concurrent Lessee is relying upon such representations and warranties in consummating the transactions contemplated hereby and in entering into each Concurrent Lease hereunder, that, as of the Closing Date and as of each Lease Date:

      (1) each of the Performance Guarantor and IKON Capital is a corporation validly existing under the laws of its jurisdiction of incorporation;

      (2) the execution, delivery and performance by each of the Performance Guarantor and IKON Capital of this Agreement and the other documents to be delivered by each of them hereunder are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene:

          (1)   its charter documents or by-laws;

          (2)   any law, rule or regulation applicable to it;

          (3) any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding upon it or affecting its property which is of a material nature; or

          (4) any order, writ, judgment, award, injunction or decree binding on it or affecting its property which is of a material nature;

      (3) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by each of the Performance Guarantor and IKON Capital of this Agreement and any other documents delivered by it hereunder;

      (4) this Agreement and all other documents delivered by the Performance Guarantor and IKON Capital hereunder have been duly executed and delivered by them or on their behalf;

      (5) this Agreement constitutes a legal, valid and binding obligation of each of the Performance Guarantor and IKON Capital enforceable against it in accordance with its terms (assuming due and valid authorization, execution and delivery thereof by the other parties thereto) subject to applicable bankruptcy, reorganization, insolvency, reorganization, winding-up, moratorium, arrangement or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law);

      (6) as of the date hereof, the chief executive office and the chief place of business of the Performance Guarantor is located at 70 Valley Stream Parkway, Malvern, Pennsylvania, U.S.A. and the chief executive office and the chief place of business of IKON Capital is located at 16007-116 Avenue, Edmonton, Alberta and the books, records, documents and Designated Eligible Leases in which IKON Capital has any interest and other printed information (excluding policies or certificates of insurance) evidencing or relating to the Designated Eligible Leases, the Lessees, the Equipment and the Lease Entitlements are located at the offices of IKON Capital shown in Schedule B;

      (7) no written information furnished to the Concurrent Lessee or its advisors, the Credit Enhancer or the Rating Agency by or on behalf of the Performance Guarantor or IKON Capital (or known to the Performance Guarantor or IKON Capital in the case of any document not furnished by or on behalf of them) in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state any material fact that is required to be stated or that is necessary to be stated to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

      (8) there are no actions, suits or proceedings of which either of the Performance Guarantor or IKON Capital has not advised the Concurrent Lessee in writing against or affecting it or any of its property before any court, governmental body or arbitrator (nor to its knowledge, any such actions pending or threatened) which may materially adversely affect the financial condition of either of the Performance Guarantor or IKON Capital, or either of their abilities to perform their respective obligations hereunder or under the other documents delivered by either of them hereunder and neither of the Performance Guarantor nor IKON Capital is in default with respect to any order of any court, governmental body or arbitrator which materially adversely affects its ability to perform its obligations hereunder or thereunder;

      (9) the Performance Guarantor is not insolvent within the meaning of the Bankruptcy Code of the United States, in insolvent circumstances or on the eve of or in contemplation of insolvency or unable to meet its engagements or obligation and IKON Capital is not a bankrupt, an insolvent person, in insolvent circumstances or on the eve of or in contemplation of insolvency or unable to meet its engagements or obligations, as applicable, within the meaning of any of the Insolvency Statutes;

     (10) neither the Performance Guarantor nor IKON Capital, will become insolvent or be put in insolvent circumstances or become unable to meet its engagements or obligations, as applicable, within, in the case of the Performance Guarantor, the meaning of the Bankruptcy Code of the United States, and, in the case of IKON Capital, the meaning of any of the Insolvency Statutes, by entering into, or immediately after completion of the transactions contemplated by, this Agreement;

     (11) the microfiche or other records and materials containing particulars of the Designated Eligible Lessees, the Equipment and the Lease Entitlements made available to the Concurrent Lessee from time to time will be true and correct in all material respects;

     (12) the Performance Guarantor, either directly or indirectly, through a holding company is the registered and beneficial owner of all of the issued and outstanding shares in the capital of the Lessor and IKON Capital;

     (13) no material default has occurred and is outstanding under any agreement or instrument referred to in section 5.3(b)(iii) which default would materially and adversely affect either the Performance Guarantor's or IKON Capital's ability to perform its respective obligations hereunder or under the other documents delivered by it hereunder;

     (14) in the case of the Performance Guarantor, its long term debt is rated by Moody's Investor Services, Inc. at Baa 3 or better and by Standard & Poor's Rating Group at BBB- or better; and

     (15) in the case of the Performance Guarantor, no Concurrent Lease Request or financial statement furnished or to be furnished by the Lessor to the Concurrent Lessee is or will be inaccurate in any material respect as of the date it is or will be dated or (except as otherwise disclosed to the Concurrent Lessee at such time) as of the date so furnished, or contains or will contain any material misstatement of fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

     5.4    Eligibility Criteria Regarding the Leases and the Equipment
            -----------------------------------------------------------

            Each Designated Eligible Lease and the related Equipment and Lease Entitlements, shall satisfy the following eligibility criteria as at the relevant Cut-Off Date and Lease Date (such lease being referred to herein as an "Eligible Lease"):

     (1) (i) each Designated Eligible Lease was entered into in one of the provinces or territories of Canada by the Lessor, or by a Predecessor, for the lease and licence of the Equipment contemplated thereby in the ordinary course of the Lessor's business and complies in all material respects with the Credit and Collection Policies; each such Designated Eligible Lease was fully and properly executed by the parties thereto and is in a form substantially similar to one of the Standard Form Leases; (ii) the rights of the Lessor under each Designated Eligible Lease are secured by a valid, subsisting and enforceable first priority Adverse Claim in favour of the Lessor in the related Equipment, which Adverse Claim has been perfected or otherwise protected by all necessary or appropriate filings, registrations, recordings or other actions in each jurisdiction necessary to ensure the priority of such Adverse Claim; (iii) each

          Designated Eligible Lease contains customary and enforceable provisions such that the rights and remedies of the Lessor and its assigns shall be adequate for realization against the Equipment, subject to the limitations on enforcement referred to in paragraph (e) below; (iv) the Lessee under each Designated Eligible Lease is located in a Province or Territory of Canada and no such Lessee is the government of Canada or of a Territory of Canada; (v) each Designated Eligible Lease is denominated and payable in Canadian dollars and provides for monthly, quarterly, semi-annual or annual payments with a fixed rate of interest and the Scheduled Payments fully amortize the Financed Balance of such Designated Eligible Lease at the relevant Cut-Off Date (other than any obligation to make a payment with respect to the Residual Amount) at the CIRR thereof over the remaining Term of such Designated Eligible Lease but do not amortize or otherwise provide for the payment of all or any part of the Residual Amount; and
          (vi) the Term of each Designated Eligible Lease does not exceed 84 months following the relevant Cut-Off Date and the aggregate Financed Balances of all Designated Eligible Leases, the Terms of which are greater than 66 months, do not exceed 15% of the Aggregate Financed Balance;

     (2) none of the Equipment has been sold, transferred, assigned, encumbered or pledged by the Lessor to any Person other than the Lessees, and the Lessor has good and marketable title to (i) each Designated Eligible Lease and the Equipment (subject to the rights of the relevant Lessees) forming the subject matter of each Designated Eligible Lease,
          (ii) the related Lease Entitlements and (iii) all chattel paper relating thereto, free and clear of all Adverse Claims and rights of others, other than those created pursuant to this Agreement, and immediately upon the transfer thereof, the Concurrent Lessee shall have good and marketable title to the Lease Entitlements, free and clear of all Adverse Claims and rights of others;

     (3) the information set forth in each Concurrent Lease Request shall be true and correct in all material respects as of the close of business on the relevant Lease Date;

     (4) each Designated Eligible Lease, and the lease to the Lessee thereunder of the related Equipment, shall have complied at the time it was originated or made, and at the relevant Cut-Off Date and Lease Date shall comply, in all material respects, with all requirements of applicable law which would affect the enforceability of such Designated Eligible Lease, including any applicable consumer protection legislation and interest rate disclosure legislation;

     (5) each Designated Eligible Lease represents the legal, valid and binding payment obligation in writing of the Lessee, enforceable by the Lessor and its assigns against such Lessee in accordance with its terms (subject to applicable law, including the limitations on enforcement contained in the Bankruptcy and Insolvency Act (Canada)) and each such Designated Eligible Lease constitutes the Lessee's obligation to pay to the Lessor and its assigns the amounts and at the time or times specified in such Designated Eligible Lease;

     (6) the Lease Entitlements are fully assignable by the Lessor without the consent of the Lessee, including without making any filing or recording or obtaining any consent under any federal or provincial legislation;

     (7) there is no federal, provincial or local law or ordinance under which any of the Lease Entitlements shall be subject to any Taxes, nor will any payment or remittance to be made by or on behalf of the Lessor on its own behalf or on behalf of any Lessee under this Agreement be subject to Taxes; provided, however, that such statement shall not extend to any Taxes payable on the income of the Concurrent Lessee, Taxes payable by virtue of the non-resident status of the Concurrent Lessee or Taxes payable in respect of GST or PST payable by the Lessees;

     (8) the Lessor has complied in all material respects with all of its obligations under each Designated Eligible Lease and under all other agreements, instruments and documents entered into by the Lessor in connection therewith, including all maintenance and service contracts, if any;

     (9) the Lessor, or a Predecessor, approved the lease of the relevant Equipment to each of the Lessees and the Lessor (or IKON Capital) has administered all of the Designated Eligible Leases, the Equipment and the Lease Entitlements, in each case, in accordance with the Credit and Collection Policies;

     (10) (i) no Lessee is an Affiliate of the Lessor, (ii) no Lessee under any Designated Eligible Lease is a Lessee under any other Designated Eligible Lease that is a Delinquent Lease, and (iii) no Lessee has, at any time prior to the Lease Date, renegotiated the terms of payment of a Designated Eligible Lease in a manner that would render incorrect the information set out in the relevant Concurrent Lease Request;

     (11) all of the Equipment complies with the specifications, warranties and representations made with respect thereto in the relevant Designated Eligible Lease;

     (12) the Designated Eligible Leases are all triple net leases requiring the Lessees thereunder to pay all taxes and maintenance associated with the Equipment; all Scheduled Payments under each Designated Eligible Lease are absolute and unconditional obligations of the Lessee or Lessees under such Designated Eligible Lease regardless of any defence, set-off, counterclaim or abatement for any reason; no Designated Eligible Lease imposes any delivery, repair, maintenance, warranty or other affirmative obligations upon the Lessor thereunder; and no Designated Eligible Lease entitles the Lessee to terminate or cancel the Designated Eligible Lease except upon payment of an amount at least equal to the Financed Balance of such Designated Eligible Lease, determined at the time of payment;

     (13) there are no agreements, representations, warranties, conditions or covenants, whether oral, written, express or implied, on the part of the Lessor affecting or relating to any Equipment forming the subject matter of any Designated Eligible Lease save as expressly set out herein and in such Designated Eligible Lease;

     (14) there has been no prepayment whatsoever under any Designated Eligible Lease that would render incorrect the information set out in the relevant Concurrent Lease Request; none of the Designated Eligible Leases has been rewritten or extended owing to the delinquency of or credit issues associated with the Lessee; the Equipment forming the subject matter of each Designated Eligible Lease has been delivered to and accepted by the Lessee under such Designated Eligible Lease; the Lessor, as of the Lease Date for a Designated Eligible Lease, has no knowledge that any of the related Equipment is defective or that any related manufacturer's warranty with respect to any Equipment is not in good standing or is illegal, invalid or unenforceable and the result of such illegality, invalidity or unenforceability is or may result in the value of the relevant Equipment being less than the original Financed Balance of the relevant Designated Eligible Lease as at the lease date of the relevant Designated Eligible Lease;

     (15) no Designated Eligible Lease has been satisfied or rescinded, no rights subordinated, nor has any Equipment been released from the Adverse Claim of the Related Rights under a Designated Eligible Lease in whole or in part;

     (16) the Lessor has not granted any consents, approvals, extensions or waivers under or in respect of any Designated Eligible Lease;

     (17) no right of rescission, set-off, counterclaim or defence has been asserted or threatened with respect to any Designated Eligible Lease, and no Person has contested the validity of any such Designated Eligible Lease; no Lessee has any right of rescission, set-off, counterclaim or defence under any Designated Eligible Lease;

     (18) no Adverse Claims or claims have been filed for work, labour or materials relating to Equipment that would rank prior to, or equal to or pari passu with, the Adverse Claim granted by the Lessee in its interests in the Equipment in favour of the Lessor;

     (19) subject to the other provisions of this section 5.4, no default, breach, violation or event permitting acceleration under the terms of any Designated Eligible Lease has occurred, and no continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Designated Eligible Lease has arisen;

     (20) no Designated Eligible Lease is subject to the laws of any jurisdiction under which the sale, transfer or assignment of such Designated Eligible Lease or of any rights and benefits thereunder by the Lessor to the Concurrent Lessee under this Agreement would be unlawful, void or voidable;

     (21) all Lessees are required to remit all monies required to be paid in respect of the Designated Eligible Leases to one of the locations specified in Schedule B or to one of the bank accounts listed in Schedule B, as such Schedule B may be amended from time to time by the Lessor upon the Lessor delivering a revised Schedule B to the Concurrent Lessee and the Securitization Agent;

     (22) the rate shown on the microfiche or other records provided to the Concurrent Lessee with respect to each Designated Eligible Lease is the same as the CIRR of such Designated Eligible Lease on its Cut-Off Date;

     (23) no Designated Eligible Lease was a Delinquent Lease, a 90 Day Past Due Lease or a Defaulted Lease as of the relevant Cut-Off Date;

     (24) as of each Lease Date, no Lessee was noted in the Lessor's, IKON Capital's or the Performance Guarantor's records as being the subject of a bankruptcy proceeding;

     (25) each Designated Eligible Lease constitutes chattel paper, and the Lease Entitlements constitute one or more of chattel paper, money, instruments or intangibles;

     (26) after giving effect to the Concurrent Lease of all Equipment requested pursuant to a Concurrent Lease Request, the aggregate Financed Balances of all Designated Eligible Leases owing by such Lessee and by any Affiliate thereof will not exceed the Concentration Limit in respect of such Lessee;

     (27) each Designated Eligible Lease provides that the Lessee is required to maintain, at the Lessee's expense, insurance covering the loss of or damage to the Equipment with the Lessor as a named insured or loss payee;

     (28) the Designated Eligible Leases subject to each Concurrent Lease Request, taken as a whole, shall have a weighted average CIRR equal to or greater than the Prime Rate plus 2%;

     (29) the initial Rent payment under each Designated Eligible Lease is due not later than during the Reporting Period in which the Lease Date in respect of such Designated Eligible Lease occurs or the next following Reporting Period;

     (30) the original cost of any individual item of tangible personal property forming part of the Equipment subject to a Designated Eligible Lease shall not exceed $1 million;

     (31) after giving effect to the Concurrent Lease of all Equipment subject to a Concurrent Lease Request, the aggregate Financed Balances of all Designated Eligible Leases requiring payments (i) other than on a monthly basis shall not exceed 40% of the Aggregate Financed Balance and (ii) on an annual basis shall not exceed 5% of the Aggregate Financed Balance.

5.5   Survival
      --------

      The representations, warranties and covenants of the Concurrent Lessee, the Lessor, IKON Capital and the Performance Guarantor contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement and, notwithstanding the occurrence of such events, shall continue in full force and effect until the earlier of (a) such time as all amounts payable to, and obligations owed to, the Trust hereunder have been paid or otherwise satisfied and (b) the date which is for a period of two years from the Final Termination Date.


                                   ARTICLE 6
                                 ADMINISTRATION

6.1   Designation of the Collector
      ----------------------------

          By executing and delivering this Agreement, the Lessor is designated as the Collector until a Collector Transfer, and hereby agrees to perform the duties and obligations of the Collector pursuant to the terms hereof and at no cost to the Concurrent Lessee. Subject to the provisions of this Agreement, the Collector shall administer and service, and collect amounts owing under, the Designated Eligible Leases as agent for the Concurrent Lessee until the Final Termination Date. The Collector may, with the Concurrent Lessee's prior written consent, subcontract with any other Person (a "Sub-Collector") for the administration and collection of the Designated Eligible Leases; provided, however, that no such consent shall be required in connection with the enforcement of any particular Designated Eligible Lease that does not involve any such subcontracting with respect to Designated Eligible Leases generally; and provided further that the Collector shall remain liable for the performance of the duties and obligations so subcontracted, and the payment of all associated costs, and all other duties and obligations of the Collector pursuant to the terms of this Agreement. Subject to the foregoing, so long as the Lessor is the Collector, IKON Capital or a third party, with the approval of the Concurrent Lessee, may be designated as a Sub-Collector. In that regard, IKON Capital or any permitted successor is hereby appointed a Sub-Collector and agrees to continue to perform the duties and obligations it has been delegated by the Collector on or prior to the date hereof, in accordance with the provisions of this Agreement, and shall not resign from such position, unless and until (i) the Lessor agrees to perform such duties and obligations itself, or (ii) the Concurrent Lessee designates a new Collector in accordance with this
Article 6 and specifically determines to release IKON Capital or any permitted successor from its designation as Sub-Collector, at which time, the Concurrent Lessee may or may not appoint a new Sub-Collector.

6.2   Standard of Care
      ----------------

          The Collector, as agent for the Concurrent Lessee (to the extent provided herein), shall perform its duties hereunder with reasonable care and diligence, using that degree of skill and attention that the Collector exercises in managing, servicing, administering, collecting on and performing similar functions relating to comparable leases and related entitlements that it services for itself or other Persons.

6.3   Authorization of Collector
      --------------------------

          Without limiting the generality of the authority granted by the designation of any Person as Collector, and subject to the other provisions of this Agreement, the Collector is hereby authorized and empowered by the Concurrent Lessee to take any and all reasonable steps in its name and on its behalf necessary or desirable, and not inconsistent with the concurrent lease of the Equipment by the Concurrent Lessee, except that the Collector shall not be required to notify any Person of the Concurrent Lessee's interest therein until the occurrence of a Trigger Event or Termination Event, to collect all amounts due under any and all Designated Eligible Leases, including to execute and deliver, on behalf of the Concurrent Lessee and any subsequent assignees, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Equipment, the Designated Eligible Leases or the Lease Entitlements and, after delinquency of any Designated Eligible Lease, and to the extent permitted under and in compliance with applicable law and regulations, to commence proceedings with respect to enforcing payment of such Designated Eligible Lease and the Lease Entitlements, and adjusting, settling or compromising the account or payment thereof, to the same extent as the Lessor could have done if it had continued to directly lease the Equipment. The Concurrent Lessee shall furnish the Collector with any powers of attorney and other documents that are within the ability of the Concurrent Lessee to furnish and which are reasonably necessary or appropriate to enable the Collector to carry out its servicing and administrative duties hereunder as agent of the Concurrent Lessee.

6.4   Enforcement of Leases
      ---------------------

          The Collector is authorized to enforce and protect the Concurrent Lessee's rights and interests in and under the Designated Eligible Leases and the related Lease Entitlements and the Concurrent Lessee's right to receive payment in respect thereof, and the Collector may commence or defend proceedings in the name of the Concurrent Lessee (or any agent thereof, including the Collector) for the purpose of enforcing or protecting any rights under any Designated Eligible Lease or the related Lease Entitlements or against any Lessee personally. In no event shall the Collector be entitled to take any action that would make the Concurrent Lessee a party to any litigation without the Concurrent Lessee's express prior written consent except only to the extent necessarily incidental to the enforcement by the Collector of any Designated Eligible Lease or the related Lease Entitlements.

6.5   Assignment for Purpose of Enforcement
      -------------------------------------

          If the Collector shall commence a legal proceeding to enforce any rights under any Designated Eligible Lease or the related Lease Entitlements or against a Lessee personally in accordance with this Agreement, the Concurrent Lessee shall thereupon be deemed to have automatically assigned such Designated Eligible Lease or Lease Entitlements to the Collector, solely for the purpose of and only to the extent necessarily incidental to the enforcement by the Collector of such rights. The Collector shall hold such assigned Designated Eligible Lease or Lease Entitlements in trust for the Concurrent Lessee and the same shall be deemed to have been automatically re-assigned to the Concurrent Lessee when the assignment to the Collector ceases to be necessary for the enforcement by the Collector of such rights. If in any enforcement suit or legal proceeding it shall be held that the Collector may not enforce a right under a Designated Eligible Lease or the related Lease Entitlements on the grounds that it shall not be a real party in interest or a holder entitled to enforce rights in respect of the Designated Eligible Lease or the related Lease Entitlements, the Concurrent Lessee shall, at the Collector's expense and direction, take steps as are necessary to enforce such Designated Eligible Lease or Lease Entitlements.

6.6   Deposit of Collections
      ----------------------

          During such time prior to a Collector Transfer as (a) the Collector has a long-term unsecured debt rating of at least BBB (low) by the Rating Agency or an equivalent rating by a recognized Canadian or United States rating agency,
(b) the obligation of the Collector to deposit Collections received by it to the Collection Account are fully guaranteed by an entity having a long-term unsecured debt rating of at least BBB (low) by the Rating Agency or an equivalent rating by a recognized Canadian or United States rating agency, or
(c) the Securitization Agent, the Rating Agency or the Credit Enhancer have not notified the Collector to the contrary, the Collector may use for its own benefit all Collections received with respect to Designated Eligible Leases during a Reporting Period until the occurrence of the Remittance Date related to such Reporting Period during the immediately following Reporting Period, at which time the Collector shall deposit all such Collections into the Collection Account. At any other time, the Collector shall deposit all Collections to the Collection Account on the Business Day next following the day on which such Collections are received. All Collections deposited to the Collection Account shall be held for the benefit of the Concurrent Lessee and shall be withdrawn from the Collection Account only in accordance with the terms of this Agreement.

6.7   Collector Amounts
      -----------------

          On each Reporting Date, the Collector shall provide the Concurrent Lessee with an Officer's Certificate specifying all amounts payable pursuant to section 2.5 of this Agreement.

6.8   Description of Services
      -----------------------

          The Collector shall, unless the Concurrent Lessee directs otherwise with the approval of the Credit Enhancer and the Rating Agency, take or cause to be taken all such reasonable actions as may be necessary or advisable from time to time to administer and service each Designated Eligible Lease and the related Lease Entitlements in accordance with this Agreement and applicable law. Without limiting the generality of the foregoing (but subject to the exceptions expressed in the preceding sentence), the Collector shall, in accordance with the Credit and Collection Policies, with respect to each Designated Eligible Lease:

     (1) take or cause to be taken all such actions as may be necessary or desirable from time to time to collect the Designated Eligible Lease in accordance with the terms and provisions thereof;

     (2) keep an account with respect to the Designated Eligible Lease and post to it all payments received under or in respect of such Designated Eligible Lease;

     (3) deposit all Collections in respect of the Designated Eligible Lease to the Collection Account as required by section 6.6, regardless of any defence, set-off right or counterclaim;

     (4) give timely notice to the Lessee of the Designated Eligible Lease of any payment or other default thereunder;

     (5)  record the Designated Eligible Lease as being delinquent or defaulted;

     (6) investigate all delinquencies and defaults under the Designated Eligible Lease;

     (7) respond to all reasonable enquiries of the Lessee of the Designated Eligible Lease or other obligors under the Related Rights;

     (8) take such steps as are necessary to maintain the perfection and priority, as the case may be, of the Adverse Claims, if any, created pursuant to the Designated Eligible Lease and the Related Rights and, subject to section 6.8(m) and (n) of this Agreement, to refrain from releasing any such Adverse Claim in whole or in part except to the extent that the Collector would have done so in a similar situation with respect to lease agreements administered by it on its own behalf;

     (9) subject to section 6.16, make all payments to Governmental Authorities and others where a statutory lien or deemed trust having priority over the Concurrent Lessee's interest in the Equipment relating to the Designated Eligible Lease has arisen, provided that nothing herein shall preclude the Collector from contesting any claim in the ordinary course of business and in good faith, and remit all amounts of Taxes owing in respect of such Equipment;

     (10) determine the advisability of taking action and instituting and carrying out legal proceedings with respect to the Designated Eligible Lease and the Lease Entitlements pertaining thereto in case of default by the Lessee under such Designated Eligible

          Lease and take such action and institute and carry out such legal proceedings determined by it to be advisable;

     (11) maintain Records with respect to each Designated Eligible Lease and the Lease Entitlements pertaining thereto and grant representatives of the Concurrent Lessee reasonable access to examine and make copies of the Records and a reasonable opportunity to discuss matters relating to the administration and servicing of each Designated Eligible Lease and the Lease Entitlements pertaining thereto with personnel of the Collector involved in such administration and servicing during business hours, including the opportunity to see and review information systems and software in operation;

     (12) hold as trust property for and on behalf of the Concurrent Lessee, free of any Adverse Claim (other than the leasehold interest or Adverse Claims created pursuant to this Agreement), all Records with respect to the Designated Eligible Leases at any one or more of the offices identified in Schedule B until the Final Termination Date;

     (13) execute and deliver all such assignments, releases and discharges of the Designated Eligible Leases as are required by the terms thereof and upon receipt of all amounts due thereunder; and

     (14) settle, compromise and otherwise deal with any claims under the Designated Eligible Leases or the Related Rights if necessary, advisable or otherwise permitted in accordance with the Credit and Collection Policies.

6.9  Additional Covenants of the Collector
     -------------------------------------

          From the date of this Agreement until the Final Termination Date, the Collector covenants and agrees that it shall, unless the Concurrent Lessee, with the approval of each of the Credit Enhancer and the Rating Agency, shall otherwise consent in writing:

     (1) comply with all laws, rules, regulations and orders applicable to the Collector and its business and properties and the Designated Eligible Leases, except where the failure to do so would not materially adversely affect the Concurrent Lessee's interests hereunder, or the concurrent Lessee's interests in or the enforceability of the Designated Eligible Leases (including the collectibility of the Lease Entitlements) or the ability of the Collector to perform its obligations hereunder or thereunder;

     (2) preserve and maintain its corporate existence, rights, franchises and privileges in its jurisdiction of incorporation and qualify and remain qualified as an extra-provincial or other out-of-jurisdiction corporation in each jurisdiction in which the failure to do so would materially adversely affect the interests of the Concurrent Lessee hereunder, or the Concurrent Lessee's interests in or the enforceability of the

          Designated Eligible Leases (including the collectibility of the Lease Entitlements) or the ability of the Collector to perform its obligations thereunder or hereunder;

     (3) notify the Concurrent Lessee at least ten Business Days prior to changing its corporate name;

     (4) notify the Concurrent Lessee at least 30 Business Days prior to changing its chief place of business or chief executive office;

     (5) comply in all respects with the Credit and Collection Policies in regard to each Designated Eligible Lease and the Lease Entitlements and notify the Concurrent Lessee, on each Settlement Date prior to the occurrence of a Trigger Event or Termination Event, or promptly, following the occurrence of a Trigger Event or Termination Event, of any amendments to a Designated Eligible Lease made in accordance with the Credit and Collection Policies which would result in the information set out in any Concurrent Lease Request no longer being accurate;

     (6) at its own expense, employ and provide general administrative, supervisory and accounting staff and general overhead as may from time to time be reasonably required to carry out its obligations hereunder;

     (7) pay from its own funds all general administrative expenses and other costs incurred by the Collector in carrying out its obligations hereunder and all fees and expenses of any administrator appointed or subcontractor retained by it;

     (8) maintain, or caused to be maintained, true and correct at all times the representations and warranties made in sections 5.2(a) to (e), inclusive, of this Agreement as if the references to "it" and "the Lessor" therein (as the context so permits) were read as "the Collector";

     (9) cause its employees to perform their employment responsibilities in collecting and administering the Designated Eligible Leases, the Equipment and the Lease Entitlements in the same manner as if the Equipment were directly leased to the Lessees by the Collector, except
          (i) to the extent necessary or desirable to accommodate the exercise by the Concurrent Lessee of its rights under this Agreement, or (ii) as otherwise required hereby or thereby;

     (10) maintain and implement prudent and reasonable administrative and operating procedures (including an ability to recreate the Records in the event of the destruction of the originals of such Records) and keep and maintain all Records and other information reasonably necessary or advisable for the enforcement of all Designated Eligible Leases and the Lease Entitlements and Related Rights related thereto (including Records adequate to permit the daily identification of all

                 Collections under and adjustments to each Designated Eligible Lease the Lease Entitlements);

     (11)  (i)   furnish to the Concurrent Lessee promptly, from time to time, such documents, Records, information or reports with respect to the Designated Eligible Leases, the Equipment subject thereto and the Lease Entitlements and the Related Rights relating thereto or the conditions or operations, financial or otherwise, of the Collector as may be in existence in written form or, if available in databases maintained by the Collector, may be produced with existing software and which the Concurrent
                 Lessee may from time to time reasonably request; and

           (ii) at any time and from time to time during regular business hours, permit the Concurrent Lessee, its agents or representatives upon two Business Days' prior notice to (i) examine and make copies of all Records relating to the Designated Eligible Leases, the Equipment subject thereto and the Lease Entitlements and the Related Rights relating thereto in the possession (or under the control) of the Lessor, and
                 (ii) visit the offices and properties of the Lessor for the purpose of examining such Records and discussing matters relating to the Designated Eligible Leases, the Equipment subject thereto and the Lease Entitlements and the Related Rights relating thereto and the Lessor's performance under the Designated Eligible Leases or hereunder with any of the Lessor's officers or employees having knowledge of such matters;

     (12) to the extent the Records consist in whole or in part of computer programs which are licensed by the Collector, the Collector will, forthwith upon the occurrence of a Collector Termination Event, use its best efforts to arrange for the licence or sublicense of such programs to the Concurrent Lessee for the limited purpose of permitting the Concurrent Lessee or any Replacement Collector to administer and collect the Designated Eligible Leases and to enforce the rights acquired by the Concurrent Lessee in respect of the Related Rights;

     (13) perform the covenants described in sections 8.1(g), (j) and 8.2(f) of this Agreement as if the references to "it" and "the Lessor" therein (as the context so permits) were read as "the Collector";

     (14) other than by providing actual notice of such sale, transfer and assignment to the Lessees of such Designated Eligible Leases or the obligors under any Related Rights with respect thereto, take all steps reasonably necessary, or in the opinion of the Concurrent Lessee or its counsel advisable, (i) to validate, protect or perfect the interest of the Concurrent Lessee in the Designated Eligible Leases or Lease Entitlements, and (ii) to defeat the assertion by any third party (other than a third party claiming through or under the Concurrent Lessee) of any Adverse Claim in the Designated Eligible Leases or the Lease Entitlements;

     (15)  on each Reporting Date:

           (1) deliver or cause to be delivered to the Concurrent Lessee and the Credit Enhancer a Portfolio Report relating to the Designated Eligible Leases and the Equipment for the related Reporting Period and relating to all transactions between the Lessor and the Concurrent Lessee during such Reporting Period, such report to be current as of the close of business of the Collector on the Settlement Date of such Reporting Period;

           (2) upon the Concurrent Lessee's reasonable request therefor, deliver or cause to be delivered to the Concurrent Lessee a listing by the Lessee of all Designated Eligible Leases and an aging report for all such leases, each as of such day; and

           (3) upon the Concurrent Lessee's reasonable request therefor, provide to the Concurrent Lessee any other information or documentation relating to any Designated Eligible Lease that may be in existence in written form or, if available in Records maintained by the Collector, that may be produced with the Collector's existing software, provided that there shall always be in written form or producible with the Collector's existing software from the Records information indicating as to each Designated Eligible Lease the Lessee thereunder, the amounts owing thereunder and the location of the Records relating thereto;

     (16) co-operate with, and offer such assistance as may reasonably be requested by, the chartered accountants selected by the Concurrent Lessee to furnish reports in respect of the Concurrent Lessee, the Concurrent Leases and the servicing of the Designated Eligible Leases and Related Rights under this Agreement, and furnish in respect of the preceding fiscal year, addressed to the Concurrent Lessee and such other Persons as the Concurrent Lessee may reasonably designate, an Officer's Certificate of the Collector (on behalf of the Collector, without personal liability) who is familiar with this Agreement certifying that, to the knowledge of such officer, the Collector complied in such calendar year with its obligations hereunder except to the extent non-compliance therewith did not materially adversely affect the interests of the Concurrent Lessee and except as further set forth in such certificate;

     (17) upon request of the Concurrent Lessee and with the Collector's written consent, such consent not to be unreasonably withheld, and at the Collector's expense, direct the Collector's auditors to assist the Concurrent Lessee's auditors to the extent and in such manner as is reasonably required for the Concurrent Lessee's auditors to report on the status of the Concurrent Leases under this Agreement;

     (18) promptly after the Collector becomes aware thereof, provide the Concurrent Lessee, the Rating Agency and the Credit Enhancer with notice of any litigation or other court or arbitration proceeding brought against the Collector and/or its Subsidiaries and/or any Parent Company in which (i) injunctive or similar relief is sought in respect of which there is a reasonable possibility of a determination that would materially adversely affect the Collector's ability to perform its obligations hereunder, or (ii) the amount at issue is $1,000,000 or more in excess of insurance coverage;

     (19) provide the Concurrent Lessee, the Rating Agency and the Credit Enhancer with such other information respecting any change in the financial condition or operations of the Collector and/or its Subsidiaries and/or any Parent Company as may materially adversely affect the ability of the Collector to perform its obligations hereunder;

     (20) provide the Concurrent Lessee, the Rating Agency and the Credit Enhancer with ten Business Days' notice prior to taking any action that may adversely affect the perfection, validity or protection of the Concurrent Lessee's rights to collect or enforce the Designated Eligible Leases and the proceeds thereof, including the right to enforce the Related Rights;

     (21) promptly after the Collector becomes aware thereof, but in any event no later than two Business Days thereafter, provide the Concurrent Lessee, the Rating Agency and the Credit Enhancer with notice of any Collector Termination Event that is continuing when the Collector becomes aware thereof; and

     (22) cause all relevant computer date-related systems used by the Collector to perform its duties as Collector relating to the Concurrent Leases and the servicing of the Designated Eligible Leases and the Equipment, including related supporting data and files, to function correctly when dealing with date/times and date/time related data and to, without interruption, accurately process date/time data from, into, and between the 20th and 21st centuries, and the years 1999 and 2000, and perform leap year calculations, and to not, as a result of the processing of such data, (i) malfunction in any material respect, or (ii) cease to function. "accurately process", as referred to above, includes accurately inputting, outputting, extracting, displaying, calculating, comparing, sorting and sequencing such data.

6.10 Negative Covenants of the Collector
     -----------------------------------

           From the date of this Agreement until the Final Termination Date, the Collector covenants and agrees that it shall not, unless each of the Concurrent Lessee, the Rating Agency and the Credit Enhancer shall otherwise consent in writing (such consent not to be unreasonably withheld or delayed):

     (1) make any material change to the Credit and Collection Policies that would be adverse to the Concurrent Lessee's interests in, or the collectibility or enforceability of, the Designated Eligible Leases, the Lease Entitlements or the Related Rights (but the Collector may make such other non-material changes as it considers necessary or advisable from time to time), nor will it apply different credit, collection and administration policies and procedures to Designated Eligible Leases or to leases which are to become Designated Eligible Leases than it applies with respect to leases owned by or to be owned by it;

     (2) except as contemplated by section 3.3, extend, amend or otherwise modify the terms of any Designated Eligible Lease (other than adjusting, settling or compromising the account or payment of a Designated Eligible Lease pursuant to this Article 6 and except for deferments in the ordinary course of business which are consistent with the Credit and Collection Policies), or amend, modify or waive any term or condition of any contract related thereto except in the case of any such contracts or any amendments, modifications or waivers contemplated by section 6.11;

     (3) (i) enter into any transaction of reorganization, consolidation, amalgamation, merger or arrangement, as a result of which any other Person, including for these purposes a continuing corporation resulting from the amalgamation of the Collector with any other body corporate, becomes, by operation of law or otherwise, the owner of all or substantially all the assets of the Collector or any Parent Company and that materially and adversely affects the Collector's (or such continuing corporation's) ability to service the Designated Eligible Leases or to perform any of its other obligations under this Agreement, or (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or transfer, sell, lease or otherwise dispose of its assets as an entirety or substantially as an entirety, unless the Concurrent Lessee, the Rating Agency and the Credit Enhancer have otherwise approved;

     (4) release any security, guarantee or insurance securing any indebtedness under any of the Designated Eligible Leases, except to the extent that granting such release is in accordance with this Agreement, the Credit and Collection Policies and the Collector's usual practices as an obligee or such security, guarantee or insurance is replaced in a form acceptable to the Concurrent Lessee, acting reasonably; or

     (5) take or omit to take any action if the taking or omitting to take such action by the Collector would constitute a breach by the Collector of any representation, warranty or covenant in this Agreement or in any other document delivered hereunder or thereunder or contemplated hereby or thereby.

6.11 Lease Amendments, Modifications and Waivers
     -------------------------------------------

          In performing its obligations hereunder, the Collector may, without the necessity of obtaining the prior consent of the Concurrent Lessee, enter into and grant modifications, waivers and amendments to the terms of any Designated Eligible Lease so long as such modifications, waivers or amendments: (a) are made in accordance with the Credit and Collection Policies; (b) do not reduce the amount or extend the time for payment of any Scheduled Payment to be paid under a Designated Eligible Lease (other than to permit termination of a Designated Eligible Lease which does not otherwise provide for termination by requiring that the Lessee pay, in lieu of all future Scheduled Payments with respect to the Designated Eligible Lease, an amount which equals or exceeds the Financed Balance at such time) or the Lessee's absolute and unconditional obligation to make payment of the same; (c) do not reduce or adversely affect the Lessee's obligation to maintain, service, insure and care for the Equipment forming the subject matter of such Designated Eligible Lease or would permit the alteration of any of such Equipment in any way which could adversely affect such Designated Eligible Lease's present or future value; and (d) otherwise could not adversely affect the interests of the Concurrent Lessee or the Credit Enhancer in, or the collectibility or enforceability of, the Designated Eligible Leases, the Lease Entitlements or the Related Rights; provided, however, that no such amendment, modification or waiver shall be permitted where the making of it could cause a Designated Eligible Lease to no longer be an Eligible Lease if such Designated Eligible Lease were the subject of a new Concurrent Lease hereunder.

6.12 Collector Termination Events
     ----------------------------

          Upon the occurrence or existence of one or more of the following events or facts which is continuing (a "Collector Termination Event"), the Concurrent Lessee shall be entitled to effect a Collector Transfer:

     (1) any failure of the Collector to pay or deposit any amount to be paid or deposited by it under this Agreement when due;

     (2) any failure on the part of the Collector to duly perform or observe any terms, conditions, covenants or agreements of the Collector set forth under this Agreement, other than such as are specifically referred to in paragraph (a) above, which failure continues unremedied for a period of 10 days after the date on which the Collector receives written notice thereof from the Concurrent Lessee;

     (3) the incorrectness when made or furnished, or deemed to have been made or furnished, by or on behalf of the Collector pursuant hereto of any warranty, representation or statement, which incorrectness materially adversely affects or has materially adversely affected the Concurrent Lessee's or the Credit Enhancer's interests, if such material adverse effect remains unremedied for a period of 10 Business Days after the date on which the Concurrent Lessee gives written notice thereof to the Collector;

     (4) the non-payment at its final maturity, or the acceleration as a result of a default by any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector of the principal amount of any Indebtedness of it and the aggregate of all such sums not paid by it is in excess of $1 million (or its equivalent in other currencies), in the case of each such entity other than the Performance Guarantor, and U.S.$10 million in the case of the Performance Guarantor, and, in any such case, the time for payment of such Indebtedness shall not have been effectively extended, as a result of which the ability of the Collector to comply with its obligations as Collector under this Agreement, in the opinion of the Concurrent Lessee, acting reasonably, is likely to be impaired in any material respect;

     (5) the occurrence of an event of default, as defined in any indenture or instrument under which any one of the Performance Guarantor, the Lessor, IKON Capital, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector has at any time, or shall after the date of this Agreement have, outstanding any Indebtedness, that is continuing if such Indebtedness shall have become accelerated so that an amount in excess of $1 million (or its equivalent in other currencies), in the case of each such entity other than the Performance Guarantor, and U.S. $10 million in the case of the Performance Guarantor, shall have become due and payable by it prior to the date on which the same would otherwise have become due and payable and such acceleration shall not have been rescinded or annulled or such event of default shall not be remedied or cured, whether by payment or otherwise, by it within the time provided in such indenture or instrument, as a result of which the ability of the Collector to comply with its obligations as Collector under this Agreement, in the opinion of the Concurrent Lessee, acting reasonably, is likely to be impaired in any material respect;

     (6) the taking of possession by an encumbrancer (including a receiver, receiver manager or trustee) of any assets of any one of the Performance Guarantor, the Lessor, IKON Capital, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector (other than solely to perfect an Adverse Claim therein) which constitute a material part of its assets, or the levying or enforcement or a distress or execution or any similar process against a material part of its assets that remains unsatisfied for such period as would permit a sale or other disposition of such assets to occur;

     (7) the issuance or levying of a writ of execution, attachment or similar process against all or a material portion of the property of any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector, in connection with any judgment against it in any amount that materially affects its property if such writ of execution, attachment or similar process shall not have been stayed or dismissed after 30 days;

     (8) the entry by any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any Parent Companies of any Replacement Collector into any transaction of reorganization, amalgamation or arrangement, or the sale, lease or other disposition by it of its assets as an entirety or substantially as an entirety except as otherwise permitted by this Agreement;

     (9) the failure by any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector to generally pay its debts as they become due, or the admission in writing by it of its inability to pay its debts generally or the making by it of an assignment for the benefit of its creditors;

     (10) the filing, under any applicable Insolvency Statute, by any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector of a notice of intention to make a proposal to some or all of its creditors;

     (11) the commencement or filing of a petition, notice or application by or against any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector of any proceedings to adjudicate it a bankrupt or insolvent or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law of any jurisdiction, whether now or after the date of this Agreement in effect, relating to the dissolution, liquidation, winding-up, bankruptcy, insolvency, reorganization of insolvent debtors, arrangement of insolvent debtors, readjustment of debt, moratorium of debts or relief of debtors, or seeking the entry of an order for relief by the appointment of a receiver, receiver manager, administrator, inspector, liquidator or trustee or other similar official for it or for any substantial part of its property and, if any such proceeding has been instituted against any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector, either such proceeding has not been stayed or dismissed within 45 days or any of the actions sought in such proceeding (including the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official) are granted in whole or in part, or the performance by any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector of any act, or the omission to perform any act, that authorizes or indicates its consent to, approval of or acquiescence in, any such proceeding; or

     (12) the occurrence of any material adverse change in the financial condition or operations of any one of the Lessor, IKON Capital, the Performance Guarantor, any Replacement Collector and any of the Subsidiaries or Parent Companies of any Replacement Collector that continues to materially and adversely affect the Collector's ability to service the Designated Eligible Leases or to perform any of its other obligations under this Agreement three Business Days after notice thereof from the Concurrent Lessee, or the Securitization Agent on its behalf, to the affected party.

6.13  Notice of Collector Termination Events
      --------------------------------------

           The giving by the Lessor of notice to the Concurrent Lessee as required hereunder of any event, fact or circumstance that, with the giving of notice, with or without the passage of time, may become a Collector Termination Event, shall be deemed to constitute the giving of notice by the Concurrent Lessee to the Collector of the same on the same date as the Lessor gives such notice.

6.14  Effecting a Collector Transfer
      ------------------------------

           At any time when it is entitled to do so pursuant to the terms of this Agreement, the Concurrent Lessee may effect a termination of a Collector's designation as Collector hereunder (a "Collector Transfer") by giving notice to the Collector of its decision to terminate the Collector's engagement as Collector, which termination shall take effect at the time specified in such notice, or, failing the specification of any time, upon the appointment of a Replacement Collector.

6.15  Appointment of Replacement Collector
      ------------------------------------

           At any time when it is entitled to do so pursuant to the terms of this Agreement, the Concurrent Lessee may by instrument in writing designate and appoint as the Replacement Collector any Person acceptable to the Rating Agency and the Credit Enhancer.

6.16  Collection and Remittance of Taxes
      ----------------------------------

      (1) While the Lessor is the Collector, it shall be entitled to retain any amounts paid by Lessees in respect of Taxes payable in connection with Designated Eligible Leases. To the extent that any such amounts are deposited to the Concurrent Lessee's Account or otherwise held by the Concurrent Lessee, the Concurrent Lessee shall forthwith remit all such amounts to the Collector.

      (2) After the appointment of the first Replacement Collector, the Collector shall, unless the Collector is remitting such Taxes directly to the applicable Government Authority, by notice to the Lessor, remit to the Lessor out of Collections the amount of any Taxes owing in respect of the Equipment relating to the Designated Eligible Leases, in which event the Lessor shall comply with the remittance obligations set out in section 6.8(i) as if the same were amended so that the word "Collector" reads "the Lessor".

6.17  Additional Collector Covenants Following a Collector Transfer
      -------------------------------------------------------------

           From and after a Collector Transfer until the Final Termination Date, the Collector and the Lessor covenant and agree that they shall, in addition to any other obligations, upon the request of the Concurrent Lessee:

      (1) instruct the Lessee of each Designated Eligible Lease (and any other Persons, if applicable, in the case of the Related Rights) to remit all payments due under the Designated Eligible Leases and Related Rights to the Replacement Collector;

      (2) remit to the Replacement Collector all payments received by the Collector from Lessees and from other Persons, if applicable, under the Related Rights;

      (3) segregate all cash, cheques and other instruments constituting Collections in a manner acceptable to the Concurrent Lessee and the Rating Agency and, immediately upon receipt, deposit all such cash, cheques and instruments, duly endorsed or with duly executed instruments of transfer, to the Concurrent Lessee's Account;

      (4) endorse and make such notations on the Records as and in the manner that the Concurrent Lessee may reasonably direct, including to evidence the Concurrent Lessee's concurrent lease of the Equipment and its interest in the Designated Eligible Leases, the Lease Entitlements and the Related Rights;

      (5) deliver up copies or originals of all Records (including computer diskettes or tapes containing all information necessary or reasonably desirable to enable the Concurrent Lessee or its agent to collect the amounts owing under the Designated Eligible Leases, together with a printed copy or microfiche of all such information) to the Concurrent Lessee or as it may otherwise direct in writing (or retain the same in segregated storage if so directed), and provide the Concurrent Lessee or its agent with all reasonable assistance necessary to decipher the information contained on the computer diskettes or tapes; and

      (6) perform any and all acts and execute and deliver any and all documents as may reasonably be requested by the Concurrent Lessee in order to effect the purposes of this Agreement or to enable the Replacement Collector to collect and enforce the Designated Eligible Leases and any Related Right related thereto.

6.18  Concurrent Lessee's Rights Following a Collector Transfer
      ---------------------------------------------------------

           Upon a Collector Transfer, the Concurrent Lessee may, but is not required to, at any time (unless prior to such time the Lessor shall have refunded to the Concurrent Lessee the relevant portion of the Prepaid Rent in respect of all Designated Eligible Leases, and satisfied all of its obligations with respect thereto), directly or through the Replacement Collector, without limitation:

      (1) subject to the terms of the Credit Enhancement Agreement, perform the services, duties and functions specified in sections 6.8, 6.9, 6.16 and 6.17 of this Agreement with respect to the Equipment, the Designated Eligible Leases and Related Rights in any manner that the Concurrent Lessee reasonably deems fit;

     (2) notify any Lessee of the concurrent lease by the Concurrent Lessee of the Equipment and the sale, transfer and assignment by the Lessor of the Lease Entitlements under this Agreement;

     (3) contact any Lessee for any reasonable purpose, including for the performance of audits and verification analyses, and the determination of account balances and other data maintained by the predecessor Collector;

     (4) direct any Lessee to make all payments on account of any Designated Eligible Leases directly to the Concurrent Lessee at an address designated by the Concurrent Lessee or to such third party (including the Replacement Collector) or bank or depositary as may be designated by the Concurrent Lessee;

     (5) request any Lessee to change the instructions for any direct debit or electronic funds transfer otherwise payable to the Lessor or the Collector; and

     (6) proceed directly against any Lessee and take any and all other actions, in the Lessor's name or otherwise, necessary or reasonably desirable to collect the Designated Eligible Leases, enforce the Related Rights or effect any related result.

6.19 Delegation in Favour of Securitization Agent
     --------------------------------------------

          The Concurrent Lessee may delegate to the Securitization Agent all or any of its powers, rights and discretion hereunder, and the Securitization Agent may from time to time take such actions and exercise such powers for and on behalf of the Concurrent Lessee as are delegated to it or contemplated hereby and all such actions and powers as are reasonably incidental thereto. Each of the Lessor, the Performance Guarantor and the Collector shall be entitled to and shall be fully protected in relying on any instruction made or given by the Securitization Agent in accordance with this section 6.19 without being required to obtain evidence or confirmation of such delegation, and shall have no liability to the Concurrent Lessee in respect of such reliance.

6.20 Payments to Securitization Agent
     --------------------------------

     (1) The Lessor shall pay to the Securitization Agent or the Replacement Servicer, as the case may be, from and after the date hereof:

          (i) on each Reporting Date a monthly fee (the "Program Fee") at a rate set out in the mandate letter dated February 4, 1999 between the Concurrent Lessee, the Lessor and the Performance Guarantor; and

          (ii) all Collection Costs, if any, of the Replacement Collector and the Concurrent Lessee, as specified in reasonable detail in writing by the Replacement Collector and/or the Concurrent Lessee/Securitization Agent, from time to time.

     (2) The Lessor shall also pay to the Securitization Agent such reasonable fees and expenses as the Concurrent Lessee, the Lessor and the Performance Guarantor agree the Securitization Agent may charge or incur in respect of each amendment to this Agreement and each waiver of any provision of this Agreement requested by the Lessor or the Performance Guarantor or required or initiated as a result of the Lessor's, IKON Capital's or the Performance Guarantor's actions that requires the Securitization Agent, in its sole discretion, in order to approve such amendments or waiver, to perform a credit review of the transaction or event associated with or giving rise to such amendment or waiver.


                                   ARTICLE 7
                     TRIGGER EVENTS AND TERMINATION EVENTS

7.1  Meaning of Trigger Event
     ------------------------

          The term "Trigger Event" means any of the following events or circumstances:

     (1)  a Collector Termination Event has occurred;

     (2) the Lessor or IKON Capital fails to make any payment or deposit to be made by it hereunder when due or to remit to the Collector when due any amounts referred to in Article 2;

     (3) the Lessor, IKON Capital or the Performance Guarantor fails to perform or observe any material term, condition or covenant to be performed or observed by it hereunder (other than that specified in section 7.1(b)), and such failure remains unremedied for 10 days after notice thereof has been given by the Concurrent Lessee to the Lessor, IKON Capital or the Performance Guarantor, as the case may be;

     (4) any representation or warranty made by the Lessor, IKON Capital or the Performance Guarantor (or any of their respective officers) in or pursuant to this Agreement, any Concurrent Lease Request, any Portfolio Report or any other material agreement related hereto or thereto proves to have been false or incorrect in any material respect when made and, if capable of being corrected, such falseness or incorrectness remains unremedied for 10 Business Days after notice thereof has been given by the Concurrent Lessee to the Lessor, IKON Capital or the Performance Guarantor, as the case may be;

     (5) at any date, on or after October 15, 1999, the Tangible Net Worth of the Lessor is less than $1 million;

     (6) at any time, the Performance Guarantor fails to maintain a rating of at least Baa3 or better from Moody's Investor Services, Inc. and BBB-or better from Standard & Poor's Rating Group;

     (7) (i) the Lessor, IKON Capital or the Performance Guarantor fails to pay any Indebtedness or the redemption price of any redeemable preferred shares included in its Indebtedness when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in any agreement or instrument relating to such Indebtedness; or

          (ii) any other default under any agreement or instrument relating to any Indebtedness, or any other event, shall occur if the effect of such default or event is to accelerate the maturity of any Indebtedness, provided, however, that a Trigger Event shall not occur by virtue of this section 7.1(g) unless the aggregate amount of such Indebtedness is equal to or exceeds $1 million (or, in the case of the Performance Guarantor, U.S. $10 million) or its equivalent in any other currency or currencies, and any such failure remains unremedied for three Business Days after notice thereof to the Lessor, IKON Capital or the Performance Guarantor, as the case may be;

     (8) except as permitted hereby, any Concurrent Lease ceases to create or result in a legal and binding obligation in favour of the Concurrent Lessee and any such failure remains unremedied for three Business Days after notice thereof to the Lessor;

     (9) any of the Lessor, IKON Capital or the Performance Guarantor shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceedings shall be instituted by or against any of the Lessor, IKON Capital or the Performance Guarantor seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law of any jurisdiction, whether now or after the date of this Agreement in effect, relating to the dissolution, liquidation or winding-up, bankruptcy, insolvency, reorganization of insolvent debtors, arrangement of insolvent debtors, readjustment of debt, moratorium of debts or relief of debtors, or seeking the entry of an order for relief by the appointment of a receiver, receiver manager, administrator, inspector, liquidator or trustee or other similar official for it or for any substantial part of its property and, if any such proceeding has been instituted against any of the Lessor, IKON Capital or the Performance Guarantor, either such proceeding has not been stayed or dismissed within 45 days or any of the actions sought in such proceeding (including the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official) are granted in whole or in part, or the Lessor, IKON Capital or the Performance Guarantor, as the case may be, takes any corporate action to authorize, or indicate its consent to, approval of or acquiescence in, any of the actions described in this section 7.1(i);

     (10) in the reasonable opinion of the Securitization Agent after consultation with the Rating Agency, there shall have been any material adverse change in the financial condition or operations of any one of the Lessor, IKON Capital or the Performance Guarantor since the date of its most recent quarterly or year end financial statements which materially adversely affects the Lessor's, IKON Capital's or the Performance Guarantor's ability to perform its obligations hereunder or the collectibility or enforceability of the Designated Eligible Leases, the Lease Entitlements or the Related Rights and such material adverse effect continues for three Business Days after notice thereof from the Concurrent Lessee, or the Securitization Agent on its behalf, to the Lessor, IKON Capital or the Performance Guarantor, as the case may be;

     (11) there shall have occurred any change in the controlling interest of either IKON Capital or the Lessor that has not been approved by the Concurrent Lessee, the Credit Enhancer and the Rating Agency in writing;

     (12) the Collections received during any two Reporting Periods are less than the amount required to make the payments required by sections
           2.5 (a) through (i), inclusive, in respect of those Reporting
           Periods;

     (13) there shall come into existence any prohibition at law against the Lessor, as a lessor, or the Concurrent Lessee, as a lessee, concurrently leasing the Equipment or acquiring the Lease Entitlements pursuant to this Agreement;

     (14) for the most recent three months, the average Delinquency Ratio exceeds 6.50%;

     (15) for the most recent three months, the average 90 Day Past Due Ratio exceeds 4.50%; and

     (16) for the most recent three months, the average Default Ratio exceeds 4.50%.

7.2  Action Upon a Trigger Event
     ---------------------------

           Upon the occurrence of any Trigger Event described in sections 7.1(c), (d), (e), (f), (j), (k) and (m) the Concurrent Lessee or its authorized agent may, by notice to the Lessor, declare the Lease Termination Date to have occurred on the date specified in such notice, which date shall be not less than two Business Days subsequent to the date such notice is given to the Lessor. If a Portfolio Report discloses that any Trigger Event described in sections 7.1(n) through (p), inclusive, has occurred or if the Lessor gives notice to the Concurrent Lessee that any such Trigger Event has occurred, or if the Concurrent Lessee gives notice to the Lessor that the Concurrent Lessee has determined that any such Trigger Event has occurred, the Lease Termination Date shall occur automatically upon the delivery of such Portfolio Report or the giving of such notice by the Lessor to the Concurrent Lessee or by the Concurrent Lessee to the Lessor, as the case may be, without the necessity of any further notice. Upon the occurrence of any other Trigger Event described in section 7.1, the Lease Termination Date will occur automatically, without the necessity of any notice. Upon any such declaration or automatic occurrence, the Concurrent Lessee will have, in addition to its rights and remedies hereunder and under any documents related hereto, all other rights and remedies under applicable laws and otherwise, which rights and remedies will be cumulative; provided that, notwithstanding the foregoing, the Concurrent Lessee shall not have the right to sell, transfer, lease, encumber or otherwise dispose of all or any of its rights under the Concurrent Leases other than to the Credit Enhancer in accordance with the Credit Enhancement Agreement, it being the intention of the Lessor and the Concurrent Lessee that the Designated Eligible Leases will continue to be administered and serviced in accordance with the provisions of Article 6 hereof and that the Concurrent Leases will be liquidated in accordance with section 2.5. Notwithstanding the above, the Concurrent Lessee, with the consent of the Rating Agency and the Credit Enhancer, may waive any Trigger Event in its sole discretion.

7.3  Optional Termination of Concurrent Leases
     -----------------------------------------

          If, at any time:

     (1)  a Trigger Event or Termination Event has occurred and is continuing;

     (2) the Concurrent Lessee has drawn upon the liquidity support provided pursuant to the Liquidity Agreement;

     (3)  a Designated Eligible Lease is a 90 Day Past Due Lease;

     (4) the Concurrent Lessee makes a demand for payment to the Lessor in respect of a change of circumstance pursuant to section 11.2; or

     (5) following the Termination Date, the Aggregate Financed Balance is less than 10% of the Program Limit as at the Termination Date,

the Lessor may, subject to the Concurrent Lessee's rights under section 7.6, elect by notice (an "Optional Termination Notice") to the Concurrent Lessee, to terminate, in the case of (c) above, the Concurrent Lease relating to the affected Designated Eligible Lease or, in any other case, all of the Concurrent Leases, by making a payment, as a refund of the outstanding portion of the Prepaid Rent paid by the Concurrent Lessee in respect of such Concurrent Lease or Concurrent Leases of the affected Equipment and all Related Rights thereto. The termination of the Concurrent Lease or Concurrent Leases shall be effective upon the payment, by deposit to the Collection Account, by the Lessor to the Concurrent Lessee of an amount equal to the sum of (i) the aggregate Unamortized Prepaid Rent relating to the affected Designated Eligible Lease or Designated Eligible Leases, calculated as at such date, (ii) the portion of the Hedging Costs that relates to the Financed Balances under those leases on that date, and
(iii) any other fees, costs and expenses accrued and reasonably incurred by the Concurrent Lessee, or any other amounts otherwise owing to the Concurrent Lessee, in connection with or under this Agreement or with respect to such Designated Eligible Lease or

Designated Eligible Leases to the date of such payment, including any Swap Unwinding Costs. Upon the payment to the Concurrent Lessee of such amount, (A) the Concurrent Lease relating to the relevant Equipment shall be and shall be deemed to have been terminated, (B) the Lessor shall cease to be entitled to any further payments of Deferred Rent in respect of such Equipment, (C) the Concurrent Lessee shall be deemed to have released, re-assigned and reconveyed to the Lessor all of the Concurrent Lessee's right, title and interest in and to such Equipment and the relevant Lease Entitlements (insofar as they relate to the Designated Eligible Leases relating to such Equipment), without recourse, and subject only to the representations and warranties of the Concurrent Lessee that such right, title and interest is held beneficially by it and is released, transferred, assigned and conveyed to the Lessor or as it may direct free and clear of any Adverse Claims created, suffered or permitted to exist by the Concurrent Lessee, and (D) the Collector shall pay or transfer to the Lessor all other proceeds of such Designated Eligible Leases, if any, subsequently received by the Collector from the Lessees under such Designated Eligible Leases.

7.4  Meaning of Termination Event
     ----------------------------

          The term "Termination Event" means any of the following events or circumstances:

     (1) the liquidity support provided pursuant to the Liquidity Agreement has terminated or is otherwise unavailable and no alternative or replacement liquidity support is available to the Concurrent Lessee;

     (2) an "Event of Default" occurs under the Credit Enhancement Agreement, the Level Two Credit Enhancement provided pursuant to the Credit Enhancement Agreement has terminated or is otherwise unavailable, or the L/C Funding Account has not been established and funded pursuant to section 2.6 and, in any such case, no alternative or replacement Level Two Credit Enhancement is available to the Concurrent Lessee;

     (3) the interest rate hedge provided under a Swap Agreement has terminated or is otherwise unavailable (including a rating decline of any swap counterparty to a level such that it no longer qualifies as an Eligible Institution hereunder) and no alternative equivalent swap arrangements are available to the Concurrent Lessee; and

     (4) the Notes issued or to be issued by the Concurrent Lessee are rated lower than R-1 (high) by the Rating Agency or notice has been received from the Rating Agency that, unless the program being conducted under this Agreement is terminated, the Notes will be downgraded to below R-1 (high) by the Rating Agency or the rating will be withdrawn by the Rating Agency.

7.5  Action Upon a Termination Event
     -------------------------------

          Upon the occurrence of any Termination Event, the Concurrent Lessee or its authorized agent may, by notice to the Lessor, declare the Lease Termination Date to have occurred on the date specified in such notice, which date shall be not less than two Business Days subsequent to the date such notice is given to the Lessor. Upon any such declaration, the Concurrent Lessee will have, in addition to its rights and remedies hereunder and under any documents related hereto, all other rights and remedies under applicable laws and otherwise, which rights and remedies will be cumulative. Notwithstanding the above, the Concurrent Lessee, with the consent of the Rating Agency and the Credit Enhancer, may waive any Termination Event in its sole discretion.

7.6  Right of First Refusal
     ----------------------

     (1) Upon and only upon the occurrence of a Termination Event, the Concurrent Lessee may, subject to the right of first refusal of the Lessor as set out in section 7.6(b) and the provisions of section 11.8, sell, assign and transfer all of the Concurrent Lessee's right, title and interest in, to or under any and all Concurrent Leases, including Lease Entitlements and Related Rights relating to the underlying Designated Eligible Leases, then held by the Concurrent Lessee. Upon any such sale, assignment or transfer, the purchaser thereunder shall be fully subrogated to all rights, benefits and privileges of the Concurrent Lessee hereunder in respect of the Concurrent Leases other than in respect of the Level Two Credit Enhancement, the Letter of Credit and the Credit Enhancer.

     (2) If the Concurrent Lessee elects to make such sale pursuant to section 7.6(a), the Concurrent Lessee will give notice thereof to the Lessor and the Credit Enhancer and, subject to section 7.7, the Lessor (or an Affiliate of the Lessor designated by the Lessor) will have the option, exercisable for two Business Days from the date that the Concurrent Lessee's notice is sent to the Lessor, to purchase such Concurrent Leases and the Related Rights by paying to the Concurrent Lessee, by deposit to the Collection Account, an amount equal to the Unamortized Prepaid Rent in respect of each Designated Eligible Lease, calculated as at the date on which such payment is made, plus the Hedging Costs that relates to the Financed Balance under such Designated Eligible Lease on such date, plus any other fees, costs and expenses accrued and reasonably incurred by the Concurrent Lessee, or any other amounts otherwise owing to the Concurrent Lessee, in connection with or under this Agreement or with respect to such Designated Eligible Lease to the date of such payment, including any Swap Unwinding Costs. Such payment shall be made at or before 4:00 p.m. (Toronto time) on the second Business Day after the Concurrent Lessee's notice is sent to the Lessor under this section 7.6(b). Upon such payment being made, (i) the Concurrent Leases shall be deemed to have been terminated by the Lessor with respect to the Equipment forming the subject matter of the relevant Designated Eligible Leases, (ii) the Lessor shall cease to be entitled to any further payments of Deferred Rent in respect of such Equipment and (iii) the Concurrent Lessee shall be deemed to have released, re-assigned and reconveyed to the Lessor all of its right, title and interest in and to such Equipment and Lease Entitlements (insofar as they relate to the Designated Eligible Leases relating to such Equipment), without recourse, and subject only to the representations and warranties of the Concurrent Lessee that such right, title and interest is held beneficially by it and is released, transferred, assigned and conveyed to the Lessor free and clear of any Adverse Claims created, suffered or permitted to exist by the Concurrent Lessee, and (iv) the Collector shall pay or transfer to the Lessor all other proceeds of such Designated Eligible Leases, if any, subsequently received by the Collector from the Lessees under such Designated Eligible Leases.

7.7  Lack of Liquidity Support
     -------------------------

     (1) The Concurrent Lessee agrees to give the Lessor and the Credit Enhancer not less than 120 days' prior notice of any proposed non-renewal of the Liquidity Agreement and shall notify the Lessor and the Credit Enhancer of the termination of the liquidity support under the Liquidity Agreement as a result of such non-renewal, in each case forthwith upon the Concurrent Lessee becoming aware thereof. If such notice of non-renewal of the Liquidity Agreement is provided to the Lessor, the Lessor shall have 90 days from the date of such notice to notify the Concurrent Lessee that it will exercise its right of first refusal under section 7.6(b) in the event of any proposed sale, assignment or transfer by the Concurrent Lessee pursuant to section 7.6(a), failing which the Lessor shall not be entitled to exercise its right of first refusal under section 7.6(b). If the Lessor so notifies the Concurrent Lessee, the Lessor shall exercise its right of first refusal on the date of the occurrence of the Termination Event resulting from the termination of the liquidity support under the Liquidity Agreement.

     (2) The Concurrent Lessee agrees to give the Lessor and the Credit Enhancer notice of a termination of the liquidity support under the Liquidity Agreement resulting from the downgrading of the long-term credit rating of the Liquidity Agent to a rating of A or A (high) by the Rating Agency, forthwith upon the Concurrent Lessee becoming aware thereof. If such notice is provided to the Lessor, the Lessor shall have 45 days (plus the number of days of any extension pursuant to in the parenthetical at the end of this section 7.7(b)) from the date of such notice to notify the Concurrent Lessee that it will exercise its right of first refusal under section 7.6(b) in the event of any proposed sale, assignment or transfer by the Concurrent Lessee pursuant to section 7.6(a), failing which the Lessor shall not be entitled to exercise its right of first refusal under section 7.6(b). If the Lessor so notifies the Concurrent Lessee, the Lessor shall exercise its right of first refusal on or prior to the date that is 60 days from the date that the Concurrent Lessee gave notice to the Lessor pursuant to this section 7.7(b) (plus the number of days of any extension to such 60-day period agreed upon between the Lessor, the Securitization Agent and the Rating Agency).

     (3)  In circumstances other than those referred to in sections 7.7(a) and
(b) where the liquidity support provided pursuant to the Liquidity Agreement will terminate or will otherwise become unavailable, the Concurrent Lessee agrees to give the Lessor and the Credit Enhancer as many days prior notice thereof as is practicable and shall notify the Lessor and the Credit Enhancer of the termination of the liquidity support under the Liquidity Agreement, in each case forthwith upon the Concurrent Lessee becoming aware thereof.

                                   ARTICLE 8
                    GENERAL COVENANTS AND POWER OF ATTORNEY

8.1  Affirmative Covenants of the Lessor
     -----------------------------------

          From the date hereof until the Final Termination Date, the Lessor covenants and agrees that it will, unless the Concurrent Lessee, with the approval of the Rating Agency and the Credit Enhancer, shall otherwise consent in writing:

     (1) comply with all laws, rules, regulations and orders applicable to the Lessor and its business and properties and the Designated Eligible Leases, except where the failure to do so would not materially adversely affect the Concurrent Lessee's interests hereunder, the collectibility or enforceability of the Designated Eligible Leases, the Lease Entitlements or the Related Rights or the ability of the Lessor or the Collector to perform its obligations hereunder or thereunder;

     (2) preserve and maintain its corporate existence, rights, franchises and privileges in its jurisdiction of incorporation, and qualify and remain qualified as an extra-provincial corporation or other out-of-jurisdiction corporation in each jurisdiction in which the failure to do so would materially adversely affect the interests of the Concurrent Lessee hereunder, the collectibility or enforceability of the Designated Eligible Leases, the Lease Entitlements or the Related Rights or the ability of the Lessor or the Collector to perform its obligations thereunder or hereunder;

     (3) hold as trust property for and on behalf of the Concurrent Lessee, at any one or more of the offices designated under the heading "Locations" in Schedule B, with respect to each Designated Eligible Lease, until the obligations in respect of such Designated Eligible Lease have been satisfied, the following documents or instruments, which are hereby constructively delivered to the Concurrent Lessee:

     (1)  the original Designated Eligible Leases;

     (2) the original credit application, the credit analysis and the credit agency report (unless no such report could be obtained in respect of the Lessee) and the "quality indicator score" records, if any, relating to the Lessee, all in accordance with the Credit and Collection Policies;

     (3) all other documents that the Lessor shall keep on file, in accordance with its customary procedures, evidencing the Related Rights; and

     (4) any and all other documents that the Lessor shall keep on file, in accordance with its customary procedures, relating to a Designated Eligible Lease, a Lessee or any Equipment;

     (4) except to the extent of actions to the contrary resulting from the exercise by the Concurrent Lessee of its rights hereunder, cause employees working in the offices designated under the heading "Locations" in Schedule B to perform their responsibilities in collecting and administering the Designated Eligible Leases, the Equipment and the Lease Entitlements in the same manner as if the Lease Entitlements were owned by the Lessor;

     (5) permit the Concurrent Lessee and the Credit Enhancer, acting through the Collector, at any reasonable time and from time to time to inspect, audit, check and make abstracts from the Lessor's books, accounts, Records or other papers pertaining to the Designated Eligible Leases, the Equipment and the Lease Entitlements. From time to time upon the reasonable written request of the Concurrent Lessee, the Lessor shall permit the Concurrent Lessee and the Credit Enhancer to meet with and make inquiries of the managers of the Lessor at the offices listed under the heading "Locations" in Schedule B. From time to time upon the reasonable written request of the Concurrent Lessee, the Lessor, at its own expense, will deliver to the Concurrent Lessee and the Credit Enhancer or any agent selected by the Concurrent Lessee, as the case may be: (i) information indicating, as to each Designated Eligible Lease, the Lessee thereunder, the Financed Balance thereof and the location of any documents and instruments relating to such Designated Eligible Lease; and (ii) any Designated Eligible Lease and such Records and invoices pertaining thereto and evidence thereof as the Concurrent Lessee may deem necessary to enable it to enforce its rights thereunder. Upon and following the occurrence of a Termination Event, at the request of the Concurrent Lessee, if the Concurrent Lessee, in its reasonable discretion, deems it necessary or appropriate to protect its interest therein, the Lessor shall (x) assemble all of the documents, instruments and other Records relating to the Designated Eligible Leases, the Equipment and the Lease Entitlements, or which are otherwise necessary or desirable to collect the Lease Entitlements or enforce the Related Rights, and shall make the same available to the Concurrent Lessee and the Credit Enhancer at one or more of the offices listed under the heading "Locations" in Schedule B, and (y) segregate all cash, cheques and other instruments received by the Lessor from time to time constituting Collections in a manner acceptable to the Concurrent Lessee and shall, immediately upon receipt, remit all such cash, cheques and instruments, duly endorsed or with duly executed instruments of transfer, to the Concurrent Lessee or its designee;

     (6) in the event that a Person other than the Lessor is appointed Replacement Collector or the Lessor fails to comply with any of the provisions hereof, then, at the request of the Concurrent Lessee, the Lessor shall make such notations on such books, records, documents and instruments relating to the Designated Eligible Leases, the Equipment and the Lease Entitlements in the possession of the Lessor, including all Designated Eligible Leases and Related Rights, as may be requested by the Concurrent Lessee to evidence the interest of the Concurrent Lessee therein and, if so requested, the Lessor shall store the same in a separate storage area, segregated from information or records relating to all Equipment and their related leases not leased to the Concurrent Lessee pursuant to this Agreement, so marked, or deliver the same to the Concurrent Lessee;

     (7) at the request of the Concurrent Lessee, provide to the Concurrent Lessee a report setting forth such information as the Concurrent Lessee may reasonably request with respect to the Designated Eligible Leases, the Equipment, the Lease Entitlements, the Related Rights, this Agreement and the transactions contemplated hereby;

     (8) maintain and implement prudent and reasonable administrative and operating procedures (including an ability to recreate records evidencing the Designated Eligible Leases and the Lease Entitlements and Related Rights relating thereto in the event of the destruction of the originals thereof) and keep and maintain all books, records, documents and other information reasonably necessary or advisable for the collection and enforcement of all Designated Eligible Leases, Lease Entitlements and Related Rights;

     (9) permit the Concurrent Lessee through the Lessor in its capacity as Collector and the Credit Enhancer at any reasonable time and from time to time to inspect the data processing systems used by the Lessor to service, administer and collect the Designated Eligible Leases and, in the event that the Lessor is not the Collector, to permit the Collector to use, through the Lessor only (and not directly), any computer or computer related equipment, together with all necessary software, that had been used by the Lessor to service, administer and collect the Designated Eligible Leases immediately prior to the Lessor ceasing to be the Collector; provided, however, that such right shall be exercised in a manner that does not interfere with the Lessor's operations and at a mutually convenient time or times;

     (10) keep its chief place of business and chief executive office, and the offices where it keeps the Records and other documents concerning the Designated Eligible Leases and the Equipment (and all original documents relating thereto), at the addresses listed in Schedule B. The Lessor shall give the Concurrent Lessee and the Credit Enhancer 30 days' prior written notice of any change in the address of its chief place of business and chief executive office, and written notice promptly after any change in the address of any other office listed under the heading "Locations" in Schedule B, and each such notice shall be deemed to amend Schedule B accordingly;

     (11) comply in all material respects with the Credit and Collection Policies in regard to each Designated Eligible Lease and fully perform, in a timely fashion, and comply with all terms, covenants and other provisions required to be performed and observed by the Lessor under each Designated Eligible Lease;

     (12) notify the Concurrent Lessee at least ten Business Days prior to changing its corporate name;

     (13) if at any time the Lessor proposes to sell, assign, grant an Adverse Claim in, or otherwise transfer any interest in any Equipment forming the subject matter of a Designated Eligible Lease or any Lease Entitlements to any prospective purchaser, lessee, licensee, lender or other transferee, give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs that, if they refer in any manner whatsoever to any Designated Eligible Lease, indicate that the Equipment forming the subject matter of such Designated Eligible Lease have been leased to the Concurrent Lessee and the Collections relating to such Designated Eligible Lease have been assigned to the Concurrent Lessee, unless such Designated Eligible Lease shall have been paid in full or unless the Concurrent Lease shall have been terminated in respect of the Equipment forming the subject matter of such Designated Eligible Lease;

     (14) unless otherwise agreed by the Concurrent Lessee, if, as a result of the entering into of a Concurrent Lease hereunder, the aggregate Financed Balances of Designated Eligible Leases that relate to Lessees located in any jurisdiction in Canada (other than those provinces or such other jurisdictions, if any, for which an opinion has been provided previously) would exceed the product obtained when the Program Limit is multiplied by 2%, the Lessor shall deliver to the Concurrent Lessee, the Rating Agency and the Credit Enhancer, contemporaneously with the delivery of the relevant Concurrent Lease Request hereunder, appropriate local counsel opinions in respect of such jurisdiction;

     (15) perform its obligations hereunder as Collector for so long as it remains designated as Collector hereunder; and

     (16) make or cause to be made all filings, recordings, registrations and take all other actions in each jurisdiction necessary or appropriate to validate, preserve, perfect or protect the interests of the Concurrent Lessee in the Equipment under the Concurrent Leases and the ownership interests of the Concurrent Lessee in and the rights of the Concurrent Lessee to collect any and all of the Lease Entitlements, including the right to enforce the Related Rights with respect to the Equipment.

     8.2   Reporting Requirements of the Lessor
           ------------------------------------

               From the date hereof until the Final Termination Date, the Lessor covenants and agrees that it will, unless the Concurrent Lessee shall otherwise consent in writing, deliver to the Concurrent Lessee, the Securitization Agent, the Rating Agency and the Credit Enhancer:

     (1) within five Business Days after the Lessor becomes aware of a material adverse change in the business, operations, properties, business prospects or condition (financial or otherwise) (other than matters of a general economic nature) of the Lessor or its Subsidiaries, or of an occurrence of a breach of its obligations under this

          Agreement, notice of such change or occurrence together with a statement by a responsible officer of the Lessor specifying the facts, the nature and period of existence of any such breach, condition or event and the action that the Lessor has taken, is taking and/or proposes to take with respect thereto;

     (2) promptly after the Lessor becomes aware thereof, notice of any litigation or other court or arbitration proceeding brought against the Lessor and/or any of its Subsidiaries and/or any Parent Company in which (i) the amount in excess of insurance coverage that is at issue is $1,000,000 or more or (ii) injunctive or similar relief is sought in respect of which there is a reasonable possibility of a determination that would materially adversely affect the Lessor's ability to perform its obligations hereunder;

     (3) 30 days' notice prior to the Lessor taking any action that will adversely affect the perfection, validity or protection of the interests of the Concurrent Lessee under the Concurrent Lease in the Equipment and the ownership interests of the Concurrent Lessee in, to and under the Lease Entitlements and the right of the Concurrent Lessee to collect on the Designated Eligible Leases and the proceeds thereof, including the right to enforce the Related Rights;

     (4) reasonably promptly after the implementation of any material change in the Credit and Collection Policies other than a change that is not restricted pursuant to section 6.10(a), a written description of such change;

     (5) with reasonable promptness, such other information, reports or documents concerning the Designated Eligible Leases, the Equipment, the Lessees, the Lease Entitlements and the Credit and Collection Policies as the Concurrent Lessee may from time to time reasonably request; and

               (i) as soon as available and in any event within 60 days after the end of each of the first three quarters in each fiscal year of the Lessor, the unaudited consolidated balance sheet of the Lessor as of the end of such quarter and the unaudited consolidated statements of income of the Lessor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by a senior financial officer of the Lessor as to the accuracy of the information contained therein;

               (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Lessor, a copy of the unaudited consolidated financial statements for such year for the Lessor, such financial statements to contain at least a balance sheet, an earnings statements, a statement of changes in financial position and a statement of retained earnings and certified by a senior financial officer of the Lessor as to the accuracy of the information contained therein;

               (3) promptly after the sending or filing thereof, copies of all reports which the Lessor sends to any holders of securities which it has offered to the public, and copies of all reports and documents which the Lessor files with any securities commission or any similar regulatory body;

               (4) as soon as possible, and in any event within five Business Days after an officer of the Lessor becomes aware or ought to have become aware of the occurrence of each Trigger Event or Termination Event or each event which, with the giving of notice or lapse of time or both, would constitute a Trigger Event or Termination Event, a statement of the Lessor's V-P Finance setting forth details as to such Trigger Event or Termination Event or event and the action which the Lessor has taken and/or is proposing to take with respect thereto; and

               (5) promptly, from time to time, such other documents, records, information or reports with respect to the Designated Eligible Leases or the conditions or operations, financial or otherwise, of the Lessor as the Concurrent Lessee may from time to time reasonably request.

8.3   Negative Covenants of the Lessor
      --------------------------------

          From the date hereof until the Final Termination Date, the Lessor covenants and agrees that it will not, unless the Concurrent Lessee, with the approval of each of the Credit Enhancer and the Rating Agency, shall otherwise consent in writing:

      (1) except as otherwise provided herein, and whether by operation of law or otherwise, sell, assign or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to any of the Designated Eligible Leases, the Equipment and the Lease Entitlements or assign any right to receive payment under, or to enforce the Lessor's interest in, any of the Designated Eligible Leases, the Equipment and the Lease Entitlements, in each case, other than the leasehold interests and Adverse Claims created in favour of the Concurrent Lessee pursuant to this Agreement;

      (2) make any material change in the character of its businesses or in its Credit and Collection Policies which change would, in either case, have a material adverse effect on the Concurrent Lessee's interest in, or impair the collectability or enforceability of or any payment under, any Designated Eligible Lease or the Equipment or Lease Entitlements related thereto, or the enforcement of any Related Rights, provided that any such changes that do not have such effect shall be permissible;

     (3) subject to subsection 6.17(a), make any change in the instructions to Lessees regarding payments to be made under the Designated Eligible Leases, which change would result in a material increase in the cost or difficulty of collecting and identifying payments from Lessees;

     (4) except to the extent of actions to the contrary resulting from the exercise by the Concurrent Lessee of its rights hereunder, keep, deliver or maintain any records or other evidence at the offices designated under the heading "Locations" in Schedule B which would enable employees to identify which Equipment have been leased or licensed to the Concurrent Lessee hereunder and which Designated Eligible Leases relate thereto;

     (5) take or omit to take any action if the taking or omitting to take such action by the Lessor would constitute a breach by the Lessor of any representation, warranty or covenant of the Lessor in this Agreement or in any other document delivered pursuant to this Agreement or contemplated hereby; or

     (6) enter into any transaction of reorganization, amalgamation or arrangement, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or, other than with respect to sales, assignments, leases, licences or transfers of computer hardware and software, or of leases and licences relating thereto or any rights or benefits thereunder, in the ordinary course of business, sell, lease or otherwise dispose of its assets as an entirety or substantially as an entirety; except that the Lessor may, provided that it delivers prior written notice to the Concurrent Lessee, enter into a transaction of reorganization, amalgamation, or arrangement, so long as (i) such transaction will not materially adversely affect the validity, enforceability and collectability of the Designated Eligible Leases, the Lease Entitlements or the Related Rights, and (ii) as a condition to the completion of such transaction, the continued or reorganized corporation shall have executed an agreement of assumption to perform every obligation of the Lessor hereunder and under the other agreements, instruments and documents executed and delivered by the Lessor hereunder or otherwise contemplated hereby.

     8.4  Power of Attorney; Further Assurances
          -------------------------------------

          (1) The Lessor hereby grants to the Concurrent Lessee an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Lessor or in the name of the Concurrent Lessee all steps necessary or advisable to endorse or negotiate an instrument, bill of exchange or other writing or to otherwise enforce or realize on any Designated Eligible Lease or other right of any kind held or owned by the Lessor or transmitted to or received by the Lessor or the Concurrent Lessee as payment on account or otherwise in respect of the Designated Eligible Lease, and to execute and deliver, in the Lessor's name and on the Lessor's behalf, such instruments and documents necessary or desirable to evidence or protect the interests of the Concurrent Lessee in the Equipment and the Lease Entitlements and to execute and file, in the Lessor's name and on

          Capital or the Performance Guarantor pursuant hereto or thereto, which shall have been false, incorrect or inaccurate when made or deemed made;

     (2) the failure by the Lessor, IKON Capital or the Performance Guarantor to comply with any applicable law, rule or regulation with respect to any Designated Eligible Lease, Related Rights or Equipment or the non-conformity of any Designated Eligible Lease, Related Rights or Equipment with any such applicable law, rule or regulation;

     (3) the failure to vest and maintain vested in the Concurrent Lessee a perfected Adverse Claim in respect of the interests of the Concurrent Lessee as concurrent lessee of the Equipment and a perfected ownership interest in the Lease Entitlements, including all Related Rights, in each case free and clear of any Adverse Claim whether existing at the time of the consummation of the transactions contemplated hereby or at any time thereafter, other than the leasehold interests and Adverse Claims created in favour of the Concurrent Lessee pursuant to this Agreement;

     (4) any dispute, claim, set-off or defence (other than a discharge in bankruptcy of the Lessee or a statutory seize or sue defence pursuant to applicable law where the Collector has enforced an Adverse Claim in the relevant Equipment) of a Lessee to the payment of any amount owing under a Designated Eligible Lease (including a defence based on the Designated Eligible Lease not being a legal, valid and binding obligation of such Lessee enforceable against it in accordance with its terms and further including any warranty or product liability claim or personal injury or property damage suit or other similar or related claims);

     (5) any claim for personal injury, death, property damage or product liability which may arise by reason of, result from or be caused by, or relate to the use, operation, maintenance or ownership of, the Equipment; and

     (6) any material failure of the Lessor to perform its duties or obligations, as Collector or otherwise, in accordance with the provisions of this Agreement.

9.2  Notification of Potential Liability
     -----------------------------------

          The Lessor will, upon learning of potential situations involving possible liability under this Article 9, promptly notify the Concurrent Lessee thereof.

9.3  Litigation
     ----------

          At the request of the Concurrent Lessee, the Lessor shall, at its expense, co-operate with the Concurrent Lessee in any action, suit or proceeding brought by or against the Concurrent Lessee relating to any of the transactions contemplated by this Agreement, any Equipment subject to a Concurrent Lease or any of the Lease Entitlements (other than an action, suit or proceeding by the Lessor against the Concurrent Lessee). In addition, the Lessor agrees to notify the Concurrent Lessee and the Concurrent Lessee agrees to notify the Lessor, at the Lessor's expense, promptly upon learning of any pending or threatened action, suit or proceeding, if the judgment or expenses of defending such action, suit or proceeding would be covered by section 9.1 and (except for an action, suit or proceeding by the Lessor against the Concurrent Lessee) the Concurrent Lessee and the Lessor shall consult with each other concerning the defence and prior to settlement; provided, however, that if (i) the Lessor shall have acknowledged that section 9.1 would cover any judgment or expenses in any action, suit or proceeding, and (ii) in the sole determination of the Concurrent Lessee, the Lessor has the financial ability to satisfy such judgment or expenses, then the Lessor shall have the right, on behalf of the Concurrent Lessee but at the Lessor's expense, to defend such action, suit or proceeding with counsel selected by the Lessor, and shall have sole discretion as to whether to litigate, appeal or enter into an exclusively monetary settlement.

9.4   The Lessor to Remain Obligated
      ------------------------------

          Save as expressly provided herein: (i) the Lessor shall remain responsible and liable under the Designated Eligible Leases (and any Related Rights relating thereto) to the extent set forth in such leases and Related Rights or otherwise to perform all of its duties and obligations thereunder and to service the Designated Eligible Leases to the same extent as if the Concurrent Lease had not been granted hereunder and the Lease Entitlements and had not been transferred to the Concurrent Lessee hereunder; and (ii) the exercise by the Concurrent Lessee of any of its rights hereunder shall not release the Lessor from any of its duties or obligations under such Designated Eligible Leases unless by operation of law the exercise of such rights has the effect of releasing the Lessor from its duties and obligations or would render performance by the Lessor thereof of no practical benefit to the Concurrent Lessee.

9.5   Tax Indemnity
      -------------

          The Lessor agrees to defend and to save the Indemnified Parties harmless from and against any and all liabilities arising out of the transactions contemplated by this Agreement with respect to or resulting from any delay in paying or any omission to pay any Taxes otherwise required under this Agreement to be paid or withheld and remitted by or on behalf of the Lessor on its own behalf, on behalf of the Concurrent Lessee or on behalf of any Lessee (including any Taxes contemplated in section 5.4(g)). If the Lessor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable by or on behalf of the Lessor on its own behalf or on behalf of any Lessee to the Concurrent Lessee hereunder or in connection with the execution, delivery, filing and recording hereof and of the other documents to be delivered hereunder and the consummation of the transactions contemplated hereby, or if the Concurrent Lessee shall be required to pay any Taxes in respect of any sum received by the Concurrent Lessee from the Lessor hereunder:

     (1) the sum payable to the Concurrent Lessee shall be increased as may be necessary (or an amount shall be owed to the Concurrent Lessee) so that, after all required deductions, withholdings or payments in respect of such Taxes have been made, the

          Concurrent Lessee receives or retains an amount equal to the sum that the Concurrent Lessee would have received or retained had no such deductions, withholdings or payments been made;

     (2)  Lessor shall make such deductions or withholdings; and

     (3) the Lessor shall pay forthwith the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law and will provide to the Concurrent Lessee copies of such forms as are required to be provided to such authority evidencing the payment by the Lessor.

          For greater certainty, it is hereby acknowledged by the parties hereto that the Lessor shall not be liable to indemnify the Indemnified Parties under this section for any Taxes payable by, or required to be withheld by, the Lessor on account of Taxes payable on the income of the Concurrent Lessee, Taxes payable by virtue of the non-resident status of the Concurrent Lessee or Taxes payable on the capital of the Concurrent Lessee.

9.6  Tax Credit
     ----------

          If a payment (a "Grossed-Up Payment") made by the Lessor includes an amount (a "Gross-Up") referred to in section 9.5, and the Concurrent Lessee is able to apply for or otherwise take advantage of any tax credit, deduction in computing income or similar benefit by reason of any withholding or deduction made by the Lessor in respect of the Grossed-Up Payment (such credit, deduction or benefit hereinafter being referred to as a "Tax Credit"), then the Concurrent Lessee will, at the expense of the Lessor, use reasonable endeavours to obtain the Tax Credit and, if it realizes the Tax Credit (whether by way of reducing taxes payable, receiving a tax refund, or otherwise), the Concurrent Lessee shall, subject to the provisos to this section 9.6, pay to the Lessor such amount, if any (not exceeding the Gross-Up) as is determined in the discretion of the Concurrent Lessee to be equal to the net after-tax value to the Concurrent Lessee of such part of the Tax Credit as is reasonably attributable to such withholding or deduction having regard to all dealings giving rise to similar credits, deductions or benefits in relation to the same tax period and to the cost of obtaining the same. Any such reimbursement shall be conclusive evidence of the amount due to the Lessor and shall be accepted by it in full and final settlement of its rights of reimbursement hereunder; provided that notwithstanding the foregoing, (i) nothing herein contained shall interfere with the right of the Concurrent Lessee to arrange its tax affairs in whatever manner it deems fit and, in particular, the Concurrent Lessee shall not be under any obligation to claim relief from its corporate profits or similar tax liability in respect of any such deduction or withholding in priority to any other relief, claims, credits or deductions available to it; and (ii) the Concurrent Lessee shall not be obligated to disclose to the Lessor any information regarding its tax affairs or tax computations; provided, further, that if, as a result of (x) an audit of the Concurrent Lessee by its auditors or by a taxing authority, or
(y) any change to the affairs of the Concurrent Lessee or to the available information concerning such affairs, which change is relevant to the determination that reimbursement with respect to a Tax Credit is payable to the Lessor hereunder, the Concurrent Lessee determines, in its discretion, that any such payment made by the Concurrent Lessee to the

Lessor hereunder would not have been made had the Concurrent Lessee known the results of such audit or anticipated such change, or would have been made in a smaller amount, then the Lessor shall pay to the Concurrent Lessee the amount of such payment which the Concurrent Lessee so determines to have been an overpayment.

9.7   Survival
      --------

          Without limiting the generality of section 5.5, but for greater certainty, it is expressly acknowledged and agreed by the parties hereto that the obligations of the Lessor under this Article 9 shall survive the consummation of the transactions contemplated by this Agreement and, notwithstanding the occurrence of such events, shall continue in full force and effect indefinitely.

                                  ARTICLE 10
                                   GUARANTEE

10.1  Guarantee
      ---------

          The Performance Guarantor hereby unconditionally and irrevocably guarantees to the Concurrent Lessee the due and punctual performance, observance and payment by the Lessor of all of the terms, covenants, conditions, agreements, undertakings, indemnities (including, for certainty, the indemnities by the Lessor under Article 9) and obligations on the part of the Lessor to be performed, observed or paid under this Agreement or any document related thereto in accordance with the terms hereof and thereof, including any agreement of the Lessor to pay any sum under this Agreement and any other instrument, agreement and document to be delivered by it hereunder (all such terms, covenants, conditions, agreements, undertakings, indemnities and obligations on the part of the Lessor to be performed, observed and paid, being collectively called the "Guaranteed Obligations"). In the event that the Lessor shall fail in any manner whatsoever to perform, observe or pay any of the Guaranteed Obligations when the same shall be required to be performed, observed or paid, then the Performance Guarantor will itself duly and punctually perform, observe and pay, or cause to be duly and punctually performed, observed or paid, the Guaranteed Obligations, and it shall not be a condition to the accrual of the obligation of the Performance Guarantor hereunder to perform, observe or pay any of the Guaranteed Obligations (or to cause the same to be performed, observed or paid) that the Concurrent Lessee shall have first made any request of or demand upon or give any notice to the Performance Guarantor or to the Lessor or have initiated any action or proceeding against the Performance Guarantor or the Lessor in respect thereof. The Concurrent Lessee may proceed to enforce the obligations of the Performance Guarantor under this section 10.1 without first pursuing or exhausting any right or remedy which the Concurrent Lessee may have against the Lessor, any other Person, the Designated Eligible Leases or any other property.

10.2  Validity of the Performance Guarantor's Obligations as Guarantor
      ----------------------------------------------------------------

          The validity and enforceability of this Guarantee shall not be impaired or affected by:

     (1) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time;

     (2) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof;

     (3) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof;

     (4) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guarantees with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof;

     (5) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof; or

     (6) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this Guarantee even though the Concurrent Lessee might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this Guarantee, all whether or not the Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (f) of this section 10.2. The Performance Guarantor's liability hereunder shall be several and independent of any other guarantees or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and the Performance Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations.

10.3 Subrogation
     -----------

          Until the Guaranteed Obligations are paid in full, the Performance Guarantor shall not exercise any right of subrogation with respect to any payments made by it pursuant to this Guarantee. The Performance Guarantor waives any benefit of the collateral, if any, which may from time to time secure the Guaranteed Obligations or any part thereof and authorizes the Concurrent Lessee to take any action or exercise any remedy with respect thereto, which the Concurrent Lessee in its sole discretion shall determine, without notice to the Performance Guarantor.

10.4  Authorization by the Performance Guarantor as Guarantor
      -------------------------------------------------------

          The Concurrent Lessee may continue to enter into Concurrent Leases from time to time without notice to or authorization from the Performance Guarantor regardless of the Lessor's financial or other condition at the time of any such purchase. The Performance Guarantor acknowledges to the Concurrent Lessee that it has adequate means to obtain from the Lessor on a continuing basis all information concerning the financial condition of the Lessor and the collectibility of the Concurrent Leases, and agrees with the Concurrent Lessee that the Concurrent Lessee shall not have any obligation to disclose or discuss with the Performance Guarantor any information which it has respecting the financial condition of the Lessor or the collectibility of any Concurrent Leases.

10.5  Changes in the Lessor
      ---------------------

          This Guarantee shall not be discharged or otherwise affected by any change in the name of the Lessor or in the objects, capital structure or constitution of the Lessor, or by the Lessor being amalgamated or merged with another corporation, but shall, notwithstanding any such event, continue to apply to all Guaranteed Obligations whether theretofore or thereafter incurred, and in the case of the Lessor being merged, consolidated or amalgamated with another corporation, this Guarantee shall apply to the liabilities of the resulting corporation, and the term "the Lessor" shall include each such resulting corporation.

10.6  Covenants of the Performance Guarantor as Guarantor
      ---------------------------------------------------

          The Performance Guarantor covenants with the Concurrent Lessee that, during the currency of this Guarantee:

     (1) without limiting the guarantee in section 10.1, it will ensure that the Lessor at all time complies with the Credit and Collection Policies;

     (2) it will deliver to the Concurrent Lessee (i) within 60 days after the end of each of its first three fiscal quarters, copies of its unaudited quarterly financial statements on a consolidated basis; and
          (ii) within 120 days after the end of each of its fiscal years, copies of its audited financial statements on a consolidated basis, such financial statements in each case to include a balance sheet and statement of retained earnings, income statement and statement of charges in financial position prepared in accordance with U.S. generally accepted accounting principles; and

     (3) it will continue to be, either directly or indirectly, the registered and beneficial owner of all of the issued and outstanding shares in the capital of the Lessor.

10.7  Taxes
      -----

          All payments to be made by the Performance Guarantor hereunder shall be made free and clear of any deduction, withholding or other Taxes. If the Performance Guarantor is required by law to make any deduction or withholding on account of Tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that after the making of such deduction or withholding, the Concurrent Lessee receives a net sum equal to the sum which it would have received had no deduction or withholding been made.

10.8  Judgment Currency
      -----------------

          If any sum due from the Performance Guarantor under this Guarantee or any order or judgment given or made in relation hereto must be converted from the currency (the "First Currency") in which the same is payable hereunder or under such order or judgment into another currency (the "Second Currency") for the purpose of:

     (1)  making or filing a claim or proof against the Performance Guarantor;

     (2)  obtaining an order or judgment in any court or other tribunal; or

     (3)  enforcing any order or judgment given or made in relation hereto,

the Performance Guarantor shall indemnify and hold harmless the Concurrent Lessee from and against any loss suffered as a result of any discrepancy between:

     (a) the rate of exchange used for such purpose to convert the sum in question from the First Currency into the Second Currency; and

     (b) the rate or rates of exchange at which the Concurrent Lessee may, in the ordinary course of business, purchase the First Currency with the Second Currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

          The foregoing indemnity shall constitute a separate obligation of the Performance Guarantor distinct from its other obligations hereunder and shall survive the giving or making or any judgment or order in relation to all or any of such other obligations.

                                  ARTICLE 11
                                 MISCELLANEOUS

11.1  Liability of the Concurrent Lessee, the Credit Enhancer and the
      ---------------------------------------------------------------
Securitization Agent
--------------------

          Neither the Concurrent Lessee, the Securitization Agent nor any of their respective directors, officers, agents or employees will be liable pursuant to this Agreement for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, each of the Lessor, IKON Capital and the Performance Guarantor hereby acknowledges and agrees that the Securitization Agent acts as agent for the Concurrent Lessee and, unless the Securitization Agent becomes the Replacement Collector, has no duties or obligations to, will incur no liability to, and does not act as an agent in any capacity for, the Lessor, IKON Capital or the Performance Guarantor. Neither the Credit Enhancer, nor any of its directors, officers, agents or employees shall be liable pursuant to this Agreement for any action taken or omitted to be taken by it or them hereunder or in connection herewith, other than for its or their own gross negligence or willful misconduct or breach of contract, and for the purposes of this section 11.1 only, the Lessor shall be deemed to have entered into this Agreement as agent for the Credit Enhancer and its directors, officers, agents and employees, all of whom, for the purposes of this section 11.1 only, shall be deemed to be parties hereto.

11.2  Change in Circumstances
      -----------------------

          If either:

      (1) the introduction of, or any change (including any change by way of imposition or increase of any reserve requirements) in or in the interpretation of, any law by any court or governmental authority, in each case made after the date hereof; or

      (2) the compliance by the Concurrent Lessee or the Credit Enhancer with any changed or introduced guideline or request made after the date hereof from any Governmental Authority (whether or not having the force of law), has the effect of:

      (3) increasing the cost to the Concurrent Lessee of making, funding or maintaining any Concurrent Lease hereunder or agreeing to make Concurrent Leases hereunder, or reducing the rate of return to the Concurrent Lessee in connection therewith or as a result of reserves (including reserves against capital) to be made therefor or requiring the payment of Taxes in respect of the capital of the Concurrent Lessee;

      (4) reducing the amount payable with regard to any Designated Eligible Lease; or

      (5) requiring the Concurrent Lessee to make a payment it would not otherwise have been required to make, calculated by reference in whole or in part to the Designated Eligible Leases or the Equipment, the Lessor shall, from time to time, upon demand by the Concurrent Lessee, pay to the Concurrent Lessee that portion of such increased costs incurred, amounts not received or receivable, compensation for such reduction in rate of return or required payment made, which is directly attributable to making, funding or maintaining any Concurrent Lease hereunder. The Concurrent Lessee shall deliver to the Lessor a certificate setting forth its computation of such increased costs, amounts not received or receivable, reduction in rate of return or required payment made or to be made, which computation may utilize such averaging and attribution methods that the Concurrent Lessee, acting reasonably, believes to be applicable. The Concurrent Lessee shall promptly notify the Lessor of any event or circumstance which could result in any payment being required to be made to the Concurrent Lessee pursuant to this section 11.2.

11.3  Amendments, Waivers, Etc.
      -------------------------

          No amendment or waiver of any provision of this Agreement nor consent to any departure by the Lessor, IKON Capital, the Performance Guarantor or the Concurrent Lessee therefrom shall be effective in whole or in part unless the amendment or waiver shall be in writing and signed by (a) the Lessor, IKON Capital, the Performance Guarantor and the Concurrent Lessee (with respect to an amendment), (b)(i) the Concurrent Lessee or any agent on its behalf (with respect to a waiver or consent by it), (ii) the Lessor (with respect to a waiver or consent by it), (iii) IKON Capital (with respect to a waiver or consent by
it), or (iv) the Performance Guarantor (with respect to a waiver or consent by
it), (c) the Securitization Agent to the extent it effects the rights, duties or obligations of the Securitization Agent, and (d) the Credit Enhancer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Each proposed amendment of this Agreement that is considered by the Concurrent Lessee to be a material amendment shall be subject to the approval of the Rating Agency, and the Rating Agency shall be provided with prior notice of all other proposed amendments of this Agreement. Other than for the mandate letter described in section 6.20(a), this Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written agreements or undertakings.

11.4  Notices, Etc.
      -------------

          All notices, documents and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and shall be valid and effective if delivered or sent by facsimile transmission (with receipt confirmed) to each party hereto, as follows:

(1)  in the case of the Lessor:

               IKON Office Solutions, Inc.
               #810, 715-5th Avenue S.W.
               Calgary, Alberta
               T2P 2X6

               Attention:      Controller
               Facsimile No.:  (403) 264-9963;

(2)  in the case of IKON Capital:

               IKON Capital, Inc.
               16007-116 Avenue
               Edmonton, Alberta
               T5M 3Y1

               Attention:       Controller
               Telecopier No.:  (780) 489-4411;

(3)  in the case of the Performance Guarantor:

               IKON Office Solutions, Inc.
               70 Valley Stream Parkway
               Malvern, Pennsylvania 19355
               U.S.A.

               Attention:     Treasurer
               Facsimile No.:   (610) 408-7022;

(4)  in the case of the Concurrent Lessee:

               CARE Trust
               c/o Nesbitt Burns Inc.
               3rd Floor Podium
               1 First Canadian Place
               Toronto, Ontario
               M5X 1H3

               Attention:       Managing Director, Securitization and Structured
                                Finance
               Facsimile No.:   (416) 359-1910;

(5)  in the case of the Credit Enhancer:

               State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts 02110

               Attention:      Officer in Charge, Letter of Credit Department
               Facsimile No.:  (617) 451-2127; and

(6)  in the case of the Rating Agency:

               Dominion Bond Rating Service Limited
               200 King Street West, Suite 1304
               Sun Life Centre, West Tower
               Toronto, Ontario
               M5H 3T4

               Attention:      Structured Finance
               Facsimile No.:  (416) 593-5904;

or to such other address or facsimile number as shall be designated by such party by written notice to the other parties hereto delivered in accordance with this section 11.4. All such notices and communications shall be deemed to have been received and shall be effective, in the case of delivery, on the day of delivery, and, in the case of notice by facsimile transmission, on the day of transmittal thereof if sent during normal business hours of the recipient and on the next succeeding Business Day if not sent during normal business hours of the recipient.

11.5   No Waiver; Remedies
       -------------------

          No failure on the part of the Concurrent Lessee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

11.6   Binding Effect; Assignability
       -----------------------------

          This Agreement shall be binding upon and enure to the benefit of the Lessor, IKON Capital, the Performance Guarantor and the Concurrent Lessee, and their respective successors and permitted assigns; provided, however, that none of the Lessor, IKON Capital or the Performance Guarantor may assign its rights hereunder or any interest herein without the prior written consent of the Concurrent Lessee, the Concurrent Lessee may not assign its rights hereunder or any interest herein without the prior written consent of the Lessor and the Performance Guarantor and the Concurrent Lessee may not lease, sublease, license or sublicense to any other Person any of the

Equipment, in each case except as specifically provided for in this Agreement. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms.

11.7   Costs and Expenses
       ------------------

          In addition to the rights of indemnification granted to the Concurrent Lessee under Article 9 hereof, the Lessor agrees to pay the Concurrent Lessee on demand for all costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement and documents relating hereto, including the taking of any actions hereunder or thereunder (including agents' fees), and the other documents and transactions contemplated hereby or thereby, the reasonable fees and expenses of the Securitization Agent, any fees payable to the Rating Agency, the reasonable fees and expenses of any agents of the Concurrent Lessee (or their counsel), printing costs, GST on the costs and expenses referred to in this section, the reasonable fees and out-of-pocket expenses of legal counsel for the Concurrent Lessee, including local counsel with respect to the transactions contemplated hereby, the reasonable fees and out-of-pocket expenses of legal counsel for the Concurrent Lessee with respect to advising the Concurrent Lessee as to its rights and remedies under this Agreement and the documents relating hereto after the Closing Date, and all costs and expenses, if any (including reasonable legal fees and expenses), in connection with the enforcement of such agreements and documents and the other documents to be delivered hereunder or thereunder or contemplated hereby or thereby. In the event the Lessor pays any GST, the Concurrent Lessee covenants and agrees to use its reasonable best efforts to assist the Lessor to obtain a rebate or refund thereof if available in the circumstances, including by providing the Lessor with invoices showing the Lessor as the party being billed.

11.8   Confidentiality
       ---------------

          Each of the Concurrent Lessee, the Lessor, IKON Capital and the Performance Guarantor shall make all reasonable efforts to hold all non-public information, obtained pursuant to this Agreement and the transactions contemplated hereby or effected in connection herewith in accordance with its customary procedures for handling its confidential information of this nature and shall not use any such information for purposes not related to this Agreement, provided that, notwithstanding the foregoing, the parties may make disclosure of such non-public information (i) as requested or required by any governmental agency or representative thereof or pursuant to legal process or when required under applicable law, (ii) to the Rating Agency, (iii) to the Credit Enhancer, (iv) to the Liquidity Agent, (v) to implement the terms of this Agreement or to enforce any rights which the Concurrent Lessee, the Lessor, IKON Capital or the Performance Guarantor, as the case may be, may have to collect any Designated Eligible Lease or to enforce their respective rights with respect to any Equipment, Lease Entitlements or Related Rights, or (vi) to a Replacement Collector, provided that the Replacement Collector has agreed to be bound by the provisions of this section 11.8. Unless specifically prohibited by applicable law or court order, each party hereto shall notify the other party hereto of any request by any governmental agency or representative thereof or other Person for disclosure of any such non-public information prior to disclosure of such information to permit the party affected to contest such disclosure, if possible.

11.9   Capital Cost Allowance
       ----------------------

          The Concurrent Lessee acknowledges that the Lessor is the owner of the Equipment for purposes of claiming capital cost allowance under the Income Tax Act (Canada) and therefore the Concurrent Lessee agrees not to make a claim for capital cost allowance in respect of the Equipment.

11.10  Effect of Agreement
       -------------------

          Each of the Lessor, IKON Capital, the Performance Guarantor and the Concurrent Lessee hereby expressly acknowledges that this Agreement is intended to create a relationship of lessor on the one hand, and lessee on the other, with respect to the Equipment, and of transferee and transferor with respect to the Lease Entitlements. Each of the Lessor and the Concurrent Lessee hereby expressly disclaims any intention to establish a trust relationship or to constitute either the Lessor or the Concurrent Lessee as the agent of the other. The Lessor, on the one hand, and the Concurrent Lessee, on the other, covenant with each other that they will not, at any time, allege or claim that a relationship of trust or agency is created hereby, except as otherwise expressly provided for herein.

11.11  Termination
       -----------

          This Agreement shall remain in full force and effect until the Final Termination Date; provided, however, that the Concurrent Lessee's rights and remedies with respect to any incorrect representation or warranty made or deemed to be made by the Lessor, IKON Capital or the Performance Guarantor herein, the indemnification and payment provisions hereof and the provisions of Article 10 shall be continuing and will survive any termination hereof for a period of two years commencing on the Final Termination Date.

11.12  Execution in Counterparts
       -------------------------

          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


          IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        IKON OFFICE SOLUTIONS, INC.


                                        by: /s/ Karin M. Kinney
                                           -----------------------------------
                                           Name:  Karin M. Kinney
                                           Title: Secretary


                                        IKON CAPITAL, INC.


                                        by: /s/ Karin M. Kinney
                                           -----------------------------------
                                           Name:  Karin M. Kinney
                                           Title: Secretary


                                        IKON OFFICE SOLUTIONS, INC.


                                        by: /s/ Karin M. Kinney
                                           -----------------------------------
                                           Name:  Karin M. Kinney
                                           Title: Secretary

                                 THE TRUST COMPANY OF BANK OF
                                 MONTREAL,
                                 in its capacity as trustee of CARE TRUST by its Securitization Agent, NESBITT BURNS INC.


                                 by:  /s/ Paul Smeeton
                                     -------------------------------------
                                      Name:   Paul Smeeton
                                      Title:  Vice-President and Director,
                                              Securitization and Structured
                                              Finance


                                 by:  /s/ Jerry Marriot
                                     --------------------------------------
                                      Name:   Jerry Marriot
                                      Title:  Vice-President, Securitization and
                                              Structured Finance

                                   SCHEDULE A

                        FORM OF CONCURRENT LEASE REQUEST
                        --------------------------------

TO:       CARE TRUST
          c/o NESBITT BURNS INC.
          3rd Floor Podium
          1 First Canadian Place
          Toronto, Ontario
          M5X 1H3
          Telecopier No.: (416) 359-1910

          This Concurrent Lease Request is delivered to you pursuant to section
2.1 of a concurrent lease agreement made as of September 14, 1999 (the "Concurrent Lease Agreement") between IKON Office Solutions, Inc. (the "Lessor"), IKON Capital, Inc., IKON Office Solutions, Inc. and CARE Trust (the "Concurrent Lessee").

          The Lessor hereby gives notice to the Concurrent Lessee that it grants to the Concurrent Lessee, a lease to possess and use the Equipment (as listed in the attached Report), all in accordance with the terms of the Concurrent Lease Agreement.

Lease Date:                   ________________________

Financed Balance subject
to Concurrent Lease:          ________________________

Prepaid Rent:                 ________________________

Amount deposited into
Deferred Rental Account:      ________________________

Amount paid to the Lessor:    ________________________

          DATED the ____ day of ___________________, ______.


                                    IKON OFFICE SOLUTIONS, INC.


                                    By: _________________________________
                                            (Authorized Officer)

                                   SCHEDULE B

                  LOCATION OF RECORDS AND BANK ACCOUNTS THAT
                            RECEIVE DIRECT PAYMENTS
             ----------------------------------------------------


Location of Records:

IKON Capital
16007 - 116 Avenue
Edmonton, Alberta
T5M 3Y1


Location of Bank Accounts:

Canadian Imperial Bank of Commerce
10058 - 170 Street Westgate
Edmonton, Alberta
T5S 2G3

(Transit #04959, Account #105317)

                                   SCHEDULE C

                              STANDARD FORM LEASES
                              --------------------

              [LETTERHEAD OF IKON OFFICE SOLUTIONS APPEARS HERE]

[LOGO]                                                                                                               Lease Agreement
                                                                                          ------------------------------------------
Office Solutions                                                                          CUSTOMER NO.
                                                                                          ------------------------------------------
                                                                                          LEASE NO.
------------------------------------------------------------------------------------------------------------------------------------
LESSEE NAME
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS                                                                                                       PRESENTLY LEASING
                                                                                                              THROUGH IOS
------------------------------------------------------------------------------------------------------------
P.O. BOX                                                                                                      [_] YES      [_] NO
------------------------------------------------------------------------------------------------------------
CITY, PROVINCE & POSTAL CODE
------------------------------------------------------------------------------------------------------------------------------------
PERSON TO CONTACT                                                              TEL NO. (Inc. Area Code)       YEARS IN BUSINESS
AND TITLE
------------------------------------------------------------------------------------------------------------------------------------

PRE-AUTHORIZED PAYMENT PLAN:                                          LEASE START DATE:
------------------------------------------------------------------------------------------------------------------------------------
Lessor/Seller is authorized to draw Rental payments or amounts due from
the bank account shown to the right and as per the attached sample cheque.     Bank:________________________________________________

Authorized Signature: ___________________________________________________      Address:_____________________________________________

Title: __________________________________________________________________      Acct.# ______________________________________________

Please attach unsigned sample cheque.                                          Contact: ____________________________________________
------------------------------------------------------------------------------------------------------------------------------------
LOCATION OF EQUIPMENT:                                                     NAME AND ADDRESS
(If different from above)                                                  OF LANDLORD:

------------------------------------------------------------------------------------------------------------------------------------

SALES REPRESENTATIVE                                                  BRANCH LOCATION
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY            EQUIPMENT DESCRIPTION (Including Model and Serial No.(s):
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TERM           PAYMENT WILL BE MADE     NO OF          RENTAL AMOUNT       P.S.T.         G.S.T          TOTAL RENTAL PAYMENT
                                        PAYMENTS
------------   [_] Monthly
NO. OF MONTHS  [_] Quarterly                           -----------------------------------------------------------------------------
               [_] Annually                            Indicate Prov. Sales Tax Permit Number, If Applicable

------------------------------------------------------------------------------------------------------------------------------------
TERMS AND CONDITIONS OF LEASE - ADDITIONAL TERMS AND CONDITIONS ON THE REVERSE SIDE HEREOF AND ANY SCHEDULES FORM A PART OF THIS
LEASE
------------------------------------------------------------------------------------------------------------------------------------
          THE UNDERSIGNED ACKNOWLEDGES TO HAVE READ THE ENTIRE AGREEMENT AND ACCEPTS THE TERMS AND CONDITIONS THEREOF
1.   RENTAL. Lessee shall pay to the Lessor as rental for the Equipment, the periodic rent payments set forth above. Such rent payments shall be payable at Lessor's Head Office as follows: first rent payment upon the execution hereof by Lessee and subsequent rent payments in every calendar month or other calendar period, after the month of shipment on the 1st of such month of period. Rent hereunder is payable without abatement: provided that a charge may be assessed on any partial receipt of
     Equipment by Lessee from time to time prior to the actual commencement date of the Agreement computed from the respective dates of such receipts and said payment shall become due and payable on said actual commencement date.
2.   SECURITY INTEREST. Undersigned acknowledges that statements under the various provincial Personal Property Security Acts, including publication forms under the Civil Code of Quebec, may be registered with respect to the above referred to transaction and hereby waive receipt of, and the right to receive, a copy of any such registered statement, certified statement or verification statement with respect thereto. Lessee agrees to complete and sign any documents or take such other actions which the Lessor deems reasonably necessary to protect and continue Lessor's title and security interest under this Agreement.
     Lessee shall indemnify the Lessor against any assertions or claims by third parties that would jeopardize the Lessor's security interest.

--------------------------------------------     -----------------------------------------------------------------------------------
                                                   LESSEE
  EXECUTED AS LESSOR                               (Legal Name) ____________________________________________________________________

  IKON Office Solutions, Inc.                      _________________________________________________________________________________
                                                   The undersigned affirms that he/she is duly authorized to execute this Agreement

                                                   By: ______________________________________________   Title ______________________
                                                        Authorized Signature

  By: ___________________________________          By: ______________________________________________   Title ______________________
       Authorized Signature                              Authorized Signature
--------------------------------------------     -----------------------------------------------------------------------------------

[LOGO OF IKON CAPITAL APPEARS HERE]
                                                                                               No locataire
                                                                                               -------------------------------------
                                                                      CONTRAT DE LOCATION
_____________________________________________                                                  -------------------------------------
       (ci-apres appele le "locateur)                                                          No contrat de location
                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
NOM
DU CLIENT
------------------------------------------------------------------------------------------------------------------------------------
ADRESSE
------------------------------------------------------------------------------------------------------------------------------------
CASIER POSTAL
------------------------------------------------------------------------------------------------------------------------------------
VILLE ET                                                    ????????????????????
PROVINCE
------------------------------------------------------------------------------------------------------------------------------------
PERSONNE A RE?????                                                                             ??????????????????
------------------------------------------------------------------------------------------------------------------------------------
Le locateur est autorise a prelever du compte de banque indique a droite et tel que sur le     TYPE D'ENTREPRISE
specimen de cheque ci-joint, le montant du loyer ou autres sommes dues.

                                                                                               BANQUE
Signature autorisee: ______________________________________________                            _____________________________________
                                                                                               ADRESSE
Titre:               ______________________________________________                            _____________________________________

                                                                                               N DE                PERSONNE A
PRIERE DE JOINDRE UN SPECIMEN DE CHEQUE NON SIGNE                                              COMPTE              CONTRACTER
------------------------------------------------------------------------------------------------------------------------------------
EMPLACEMENT DE L'EQUIPEMENT
(SI DIFFERENT DE CLOESSUS)
------------------------------------------------------------------------------------------------------------------------------------
PROPRIETARIE        NOM ET ADRESSE DU PROP ????????????????
DES DEUX [_]
------------------------------------------------------------------------------------------------------------------------------------
QUANTITE            DESCRIPTION DE ????????????????????????????????????????

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 DUREX              LES VERSEMENTS     NOMBRE DE       DEBUT   MONTANT DU LOYER    AXE DE VENTRE     TAX DE VENTE    ??? DU LOYER
NOMBRE DE MOIS        DE LOYER         VERSEMENTS       DU          ???????           VOIR               VOIR
                   SERONT EFFECTIFS    DE LOYER        BARL
                                                     M / J / A

                  [_] MENSUELLEMENT
                                                               ---------------------------------------------------------------------
                  [_] TRIMESTRIELLEMENT                             NOMBRE DE COPIES INCLUSES   ENGAGEMENT MINIMUM   COOT PAR COPIE
                                                                    DANS LE MONTANT DU LOUER      DE COPIES
                  [_] ANNUELLEMENT
---------------------------------------------------------------
DE CONTRAT DEMEURERA EN VIGUEUR POUR DES TERMES SUBSEQUENTS
CONSECUTIES DE 24 MOIS, A MOINS QUE LUNE OU L'AUTRE DESPARTIES
                                                               ---------------------------------------------------------------------
Y METTE FIN PAR AVIS ECRIT DONNE
                                                               AJOUTER LES TAXES APPLICABLES A MOINS DINOIQUER VOTRE N D'EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------

    MODALITES ET CONDITIONS DU CONTRAT DE LOCATION - LES MODALITES ET CONDITIONS AU VERSO FONT PARTIE INTEGRANTE DE CE CONTRAT

------------------------------------------------------------------   ---------------------------------------------------------------
Le iocateur ne ser a pas lie par le present contrat de location      LE SOUSSIGNE RECONNAIT AVOIR LU ET COMPRIS LE CONTRAT AU
(le'contrat') a moins que preuve de son acceptance par le locateur   COMPLET ET EN ACCEPTE LES CONDITIONS
ne sont fate par la signature d'un dungeant dument autonse du        ---------------------------------------------------------------
locateur dans l'espace prevu a cas fins ci-dessous.                  Nom legal complet du locataire

__________________________________________________________________   _______________________________________________________________
DATE D'ACCEPTATION PAR LE LOCATEUR                                                                                Date

__________________________________________________________________   _______________________________________________________________
pour                                                                 Les soussignes reconnaissent etre autorises a signer le contrat

__________________________________________________________________   _______________________________________________________________
Par                                                                  Par                                          Titre
Signataire autorise                                                  Signataire autorise
__________________________________________________________________   _______________________________________________________________
Titre                                                                Par                                          Titre
                                                                     Signataire autorise
__________________________________________________________________   _______________________________________________________________

  Toutes modifications apportees au present contrat devront etra paraphees uniquement par les signataires de ce dernier.
  Les sections ombrees devront etre remplies avant la signature du client.

                                                       CONDITIONS GENERALES

En contrepartie des engagements enonces au recto et au verso des      5.   INSTALLATION, ENTRETIEN ET REPARATION:  Le client est
presentes et pour autra contrepartie bonne et valable (dont il est    responsable, a ses frais, de la invaison, de l'installation,
accuse reception et suffisance), le locateur et le client             de l'enlevement, de retour, de l'entretien, du maintien en
conviennent de ce qui suit.                                           etat et de la reparation (y compris les pieces de rechange) de
                                                                      l'equipement. Aucun ajout et/ou madrication n'est effectue
1.  CONTRAT: Par les presentes, le locateur loue au client et la      sans l'autorisation ecrite de locateur. Toute manipulation de
client loua du locateur l'equipement decrit dans les details du       equipement doit etre effectuee par une partie autorisee par le
contrat.                                                              locateur.

2.  CHOIX DE L'EQUIPEMENT: Le client a lui-meme choisi l'equipement   6.   EMPLACEMENT, UTILISATION ET INSPECTION: L'equipement doit
et reconnait qu'il est le saul responsable de son caractere           etre situe et utilise a l'endroit prevu au contrat. Le client
approprie, de son installation et de sa livraison. Si l'equipement    utilise l'equipement avec soins et seulement a des fins
ne se conforme pas aux exigences du client, cela ne diminuera en      commerciates, industrielles ou professionnelles. Le locateur
nen ses obligations.                                                  peut en tout temps inspecter l'equipement et consuiter tous les registres de client relabfs a l'equipement.
3.  LOYER: Pendant la duree du contrat, le client fait au locateur,
sans autre avis ni demande le nombre total de versements de loyer     7.   PERTES ET DOMMAGES. Le client assume pendant l'entiere
suivant les montants indiques dans les details du contrat. Ces        duree du present contrat incluant le retour de l'equipement
versements de loyer seront exigibles a l'avance par le locateur       tout risque de perte d'endommagement de destruction de voi,
a l'adesse indiquee ci-dessus (ou toute autre adresse specifiee par   de saisie ou de prise de possession de tout ou partie de
le locateur) comme suit, le premier versement est effectue par le     l'equipement. Acune parte ne liberera le client de ses
client au moment ou il signe les presentes et, des apres la penode     obligations aux termes des cresentes.
civile couverte par ce premier versement, les versements subsequents
seront effectues pendant la duree entiere dans le cas des versements  8.   PROPROETE ET IDENTIFICATION: L'equipement est la
mensueis, le premier de chaque mois ou dans le cas de versements      propriete personnelle et mobiliere absolue du locateur et le
echelonnes sur toute autre penode civie, le premier jour de cette     demeurera en tout temps pour la duree du present contrat ne penade. LE PREMIER VERSEMENT DE LOYER NE SERA EN AUCUN CAS REMBOURSE  doit pas etra rattache ou attacne ni autrement devenir un
AU CLIENT.                                                            accessoire fixe ou un accessoire a des biens immeubies ou a des biens meubles et le client n'aura aucun droit, titre ou
4.  INTERETS SUR LES PAIEMENTS EN SOUFFRANCE. Le client paiera sans   interet dans ledit equipement sauf comme il est expressement
avis des interets au faux de 24% l'an calcules et composes            enonce dans les oresentes.
mensuellement et non a l'avance sur tout paiement de loyer en souffrance ainsi oue sur toute autre somme due en vertu au present contrat, incluant tout jugement

                                   SCHEDULE D

                            FORM OF PORTFOLIO REPORT
                            ------------------------

IKON Office Solutions, Inc.                                           SCHEDULE D

Monthly Portfolio Report        For the Reporting Period Ending:       30-Sep-99
--------------------------------------------------------------------------------

      For the Reporting Period Ending:                                30-Sep-99
      Reporting Date:                                                 22-Oct-99
      Remittance Date:                                                29-Oct-99

1     Monthly Activity
-------------------------------------------------------------------------------
      Aggregate Financed Balance, Beginning of Month              89,000,000.00
      Leases Sold During the Month                                            -
      Principal Collections-Scheduled                             (3,150,000.00)
      Principal Collections-Unscheduled                             (425,000.00)
      Deemed Collections                                            (125,000.00)
      Defaulted Leases                                            (1,750,000.00)
      -------------------------------------------------------------------------
      Aggregate Financed Balance, End of Month                    83,550,000.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      Interest Collected                                             741,666.67
      -------------------------------------------------------------------------

      Number of Leases, Beginning of Month                                3,750
      Leases Sold During the Month                                            -
      Leases Fully Paid                                                    (250)
      Deemed Collections                                                    (30)
      Defaulted Leases                                                      (80)
      -------------------------------------------------------------------------
      Number of Leases, End of Month                                      3,390
      -------------------------------------------------------------------------

2     Trigger Events
-------------------------------------------------------------------------------

      Number of Delinquent Leases                                            25
      $ Amount of Delinquent Leases                                2,235,000.00
      -------------------------------------------------------------------------
      Delinquency Ratio - Current Month                                    2.68%
      Delinquency Ratio - Previous Month                                   4.97%
      Delinquency Ratio - 2nd Previous Month                               6.75%
      -------------------------------------------------------------------------
      3 Month Average Delinquency Rate                                     4.97%
      -------------------------------------------------------------------------
      3 Month Trigger Ratio                                                6.50%
      -------------------------------------------------------------------------

      Number of 90 Day Past Due Leases                                       20
      $ Amount of 90 Day Past Due Leases                           1,800,000.00
      -------------------------------------------------------------------------
      90 Day Past Due Ratio - Current Month                                2.15%
      90 Day Past Due Ratio - Previous Month                               2.75%
      90 Day Past Due Ratio - 2nd Previous Month                           4.00%
      -------------------------------------------------------------------------
      3 Month Average 90 Day Past Due Rate                                 2.97%
      -------------------------------------------------------------------------
      3 Month Trigger Ratio                                                4.50%
      -------------------------------------------------------------------------

      Monthly Defaulted Leases - Gross                             1,750,000.00
      Recoveries                                                              -
      -------------------------------------------------------------------------
      Net Defaults                                                 1,750,000.00
      -------------------------------------------------------------------------
      Default Ratio - Current Month                                        2.09%
      Default Ratio - Previous Month                                       3.40%
      Default Ratio - 2nd Previous Month                                   4.35%
      -------------------------------------------------------------------------
      3 Month Average Default Rate                                         3.28%
      -------------------------------------------------------------------------
      3 Month Trigger Ratio                                                4.50%
      -------------------------------------------------------------------------

3     Payments
-------------------------------------------------------------------------------

      Total Collections                                            4,441,666.67

(i)   Hedging Costs
          Swap Amortizing Amount                                  89,000,000.00
          Tranche Period (days)                                              30
          ---------------------------------------------------------------------
          Funding Differential
           Swap Rate                                    5.75%
           BA Rate                                      4.65%              1.10%
          ---------------------------------------------------------------------
          Hedging Costs                                               80,465.75
          ---------------------------------------------------------------------

(ii)  Replacement Servicer Fee                                                -

(iii) Funding Discount
          Tranche Amount                                          89,000,000.00
          Tranche Period (days)                                              30
          Tranche Rate                                                     3.65%
          ---------------------------------------------------------------------
          Funding Discount                                           267,000.00
          ---------------------------------------------------------------------

(iv)  Program Amount
          Aggregate Financed Balance, end of previous Period      89,000,000.00
          Concurrent Lease Requests issued during the Period                  -
          Aggregate Financed Balance, end of Current Period       83,550,000.00
          ---------------------------------------------------------------------
          Difference                                               5,450,000.00
          ---------------------------------------------------------------------
          Program Amount       Subordination rate  8.00%           5,014,000.00
          ---------------------------------------------------------------------

(v)   Program Fee                                                     18,287.67
(vi)  Credit Enhancement Fee                                          18,082.19
(vii) Swap Unwinding Costs                                                    -

      Deferred Rental Account
       Balance, previous Settlement Date                           4,500,000.00
       Cash Available                                               (956,168.95)
      -------------------------------------------------------------------------
       Subtotal                                                    3,543,831.05
       Deferred Rental Required Amount                             4,539,000.00
      -------------------------------------------------------------------------
      Excess (Shortfall)                                            (995,168.95)
      -------------------------------------------------------------------------

      Deferred Rent                                                        0.00
      -------------------------------------------------------------------------

IKON Office Solutions, Inc. hereby certifies to CARE Trust that all information contained in this Portfolio Report is true and accurate and has been prepared in accordance with the Concurrent Lease Agreement between IKON Office Solutions, Inc. as Lessor, IKON Office Solutions, Inc. as Performance Guarantor, IKON Capital, Inc. as Sub-Collector and CARE Trust dated September 14, 1999, and that no event has occurred and is continuing which constitutes, or but for the requirement that notice be given or time elapse would constitute, a Trigger Event or a Termination Event (as defined in the said Concurrent Lease Agreement).


IKON Office Solutions, Inc.

By:    _____________________________

Title: _____________________________

Date:  _____________________________

                                   SCHEDULE E

                         FORM OF PROMISSORY NOTE (GST)
                         -----------------------------

                                PROMISSORY NOTE
                                ---------------


          THIS PROMISSORY NOTE is made by the undersigned, The Trust Company of Bank of Montreal, a trust company incorporated under the laws of Canada and registered under the laws of the Province of Ontario, in its capacity as trustee of CARE Trust, being a trust established under the laws of the Province of Ontario (the "Concurrent Lessee"), in favour of IKON Office Solutions, Inc. (the "Lessor"), a corporation continued and existing under the laws of the Province of Ontario.

          WHEREAS pursuant to the Concurrent Lease Agreement (the "Agreement") made as of September 14, 1999 between the Concurrent Lessee, the Lessor, IKON Capital, Inc. and the IKON Office Solutions, Inc., the Lessor has granted to the Concurrent Lessee a lease and licence to possess and use the Equipment (such lease and licence being referred to herein as the "Concurrent Lease"), subject to the terms and conditions contained in the Agreement;

          AND WHEREAS pursuant to section 2.3 and subject to section 2.4 of the Agreement, in consideration of the grant by the Lessor to the Concurrent Lessee of the Concurrent Lease, the Concurrent Lessee has agreed to pay to the Lessor, on the first day of each calendar month during the term of the Agreement, as monthly rent an amount to equal to 99.99% of the sum of all payments of Rent forming part of the Scheduled Payments to be made in respect of the Designated Eligible Leases during the most recently completed Reporting Period;

          AND WHEREAS pursuant to section 2.4 of the Agreement, the Concurrent Lessee has satisfied and discharged its obligations to make all monthly rent payments by paying to the Lessor, by certified cheque on the date hereof as a prepayment of rent, the sum of $. (the "Prepaid Rent") and by agreeing to pay deferred rent as provided for therein;

          AND WHEREAS the consideration mentioned as aforesaid shall be exclusive of the tax payable under the Excise Tax Act (Canada) (the "ETA") and the tax payable under An Act Respecting the Quebec Sales Tax (the "QSTA") (the taxes payable under the ETA and the QSTA are hereinafter, collectively, referred to as the "GST") which will be added to any amount so paid;

          AND WHEREAS pursuant to section 2.10 of the Agreement, the Concurrent Lessee may satisfy its obligation to pay the Lessor the GST in respect of the Prepaid Rent by way of a promissory note which will be subject to section 2.10 of the Agreement;

          NOW THEREFORE THIS PROMISSORY NOTE WITNESSES that, for value received, the undersigned promises to pay to the order of the Lessor at Toronto, Ontario, Canada, the amount in lawful money of Canada that is equal to the sum of the GST in respect of the Prepaid Rent as aforesaid and an amount equal to any interest paid to the Concurrent Lessee in respect of any input tax credit entitlement of the Concurrent Lessee. The aforesaid amount shall be payable within three Business Days of the receipt by the Concurrent Lessee of any set refund of GST in accordance with the following provisions:

     (a) the Concurrent Lessee shall have a reporting period for the purposes of the ETA and the QSTA that is a calendar month;

     (b) the Concurrent Lessee shall file a return under section 238 of the ETA and section 468 of the QSTA on or before the fifth Business Day following the end of the reporting period in which (or in respect of which) the Concurrent Lessee paid the GST (as represented by this promissory note) and shall claim in such return an input and the QSTA tax credit and input tax refund for the reporting period pursuant to the applicable provisions of the ETA; and

     (c) the Concurrent Lessee hereby assigns to the Lessor, as security for the obligations of the Concurrent Lessee under this promissory note, all of the right, title and interest of the Concurrent Lessee in and to any net tax refund receivable by the Concurrent Lessee in respect of the GST, together with any interest receivable thereon. The rights and recourse of the Lessor with respect to any amounts owing by the Trust to the Lessor under this promissory note shall be limited to the enforcement of such assignment and otherwise at law against the security hereby granted. the Lessor shall not be entitled to enforce any right or recourse against any other property or assets of the Concurrent Lessee with respect to any liability of the Concurrent Lessee to the Lessor under this promissory note.

          This promissory note shall be subject to the following conditions and restrictions:

     (a) this promissory note evidences the obligations of the undersigned to pay to the Lessor the amount of the GST in respect of the Prepaid Rent, and the obligations of the undersigned hereunder shall terminate upon the termination of such obligation to pay the Lessor the GST in respect of the Prepaid Rent whether as a result of the payment of such amount or the extinguishment of such liability by way of set-off, crediting or otherwise, or for any other reason; and

     (b) the undersigned shall have the right, but not the obligations to repay the whole or any part of the outstanding amount of this promissory note without notice, penalty or bonus.

          All capitalized terms used in this promissory note shall, unless the context requires otherwise, have the meanings ascribed thereto under the Agreement.

          This promissory note shall be binding upon the undersigned in its capacity as trustee of the Concurrent Lessee (and not in its personal capacity) and upon the Concurrent Lessee and its successors and assigns, and this promissory note shall enure to the benefit of and be enforceable by the Lessor and any of its successors and assigns.

          This promissory note and the rights, obligations and relations of the Concurrent Lessee and the Lessor shall be governed by and construed in accordance with the laws of the Province of Ontario.

                    DATED the . day of ., 199..

                                THE TRUST COMPANY OF
                                BANK OF MONTREAL in its capacity as Trustee of CARE TRUST by NESBITT BURNS INC., as agent for CARE TRUST by _______________________________________

                                   _______________________________________

                                c/o Nesbitt Burns Inc.
                                3rd Floor Podium
                                1 First Canadian Place
                                Toronto, Ontario
                                M5X 1H3

                                Attention:  Managing Director, Securitization
                                            and Structured Finance

                                Telecopier No.: (416) 359-1910

                                   SCHEDULE F
                              LIST OF PREDECESSORS
                              --------------------

                                  SCHEDULE F
                             List of Predecessors


Province                 Name of Corporation to be Searched
--------                 ----------------------------------

Ontario                  Bureau-Tech Ikon, Inc.
                         Alco Office Systems - Canada, Inc./Alco Canada, Inc.
                         - Systems De Bureau
                         1142836 Ontario Inc.
                         1142837 Ontario Inc.
                         1140935 Ontario Inc.
                         1048174 Ontario Ltd.
                         Fulline Office Products, Inc.
                         MGL Copy Systems Inc.
                         Bradcor Systems Inc.
                         228094 Ontario Inc.
                         1148608 Ontario Inc.
                         1137559 Ontario Inc.
                         1148189 Ontario Inc.
                         CDP - Copy Duplicating Products Canada, Ltd.
                         1064954 Ontario Inc.
                         1070148 Ontario Inc.
                         North American Financial Inc.
                         Woodbine Business Equipment Depot, Inc.
                         1069241 Ontario Inc.
                         OPS Business Systems Inc.
                         1199109 Ontario Inc.
                         Office Products Centre (Hamilton) Inc.
                         Star Business Machines Limited
                         London Photocopy (1994) Inc.
                         564658 Ontario Limited
                         Kempenfelt Kopy Systems Inc.
                         National Typewriter & Office Equipment Co., Ltd.
                         MGL Office Systems Inc.

                         Office Products Management Inc.
                         Office Photocopier Suppliers Ltd.
                         Digital Reprographics Imaging & Systems, Inc.
                         Image Systems Solutions, Inc.
                         Knarf Holdings Ltd.
                         NTI Inc.
                         MAC Distributors Limited
                         Leaside Properties Ltd.
                         Canadian Legal Copies Inc.
                         Montreal Legal Copies Inc./Copies Legales Montreal Inc. Toronto Logal Copies Inc.
                         1254407 Ontario Ltd.
                         4006558 Ontario Limited
                         NTI Business Equipment Limited
                         NTI Business Equipment Systems Ltd.
                         NTI National Limited
                         Technocopie Inc.
Quebec                   Bureau-Tech Ikon, Inc.
                         Alco Office Systems - Canada, Inc./Alco Canada Inc. - Systems De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         Copie Innovation
                         CCI Bureatique
                         9008-0441 Quebec Inc.
                         2253-2193 Quebec Inc.
                         Superior Business Machines
                         Technocopie Inc.
                         Knafr Holdings, Inc.
                         NTI Inc.
                         Canadian Legal Copies Inc.
                         Montreal Legal Copies
Alberta                  Bureau-Tech Ikon, Inc.
                         Alco Office Systems - Canada, Inc./Alco Canada, Inc. - Systems De Bureau

                         IKON Office Solutions, Inc./Ikon Solutionsde Bureau
                         Inc.
                         Calgary Copier Ltd.
                         228094 Ontario Inc.
                         Alco Office Systems, Edmonton Inc.
                         Wesfax Communication Services Ltd.
                         Scot Office Supplies Ltd.
                         Paul's Business Machines Services Ltd.
                         Superior Venture Group Ltd.
                         Superior Reproductions Ltd.
                         Superior Personnel Ltd.
British Columbia         Bureau-Tech Ikon, Inc.
                         Alco Office Systems - Canada Inc./Alco Canada, Inc. -
                         Systems De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         Benndorf-Verster Limited
                         Select Business Machines Inc.
                         Prudential Lease Corp.
                         1199109 Ontario Inc.
                         RK Wilkinson Ltd.
                         UKE Holdings Inc.
                         A1 Advanced Business Machines Inc.
                         Scot Office Supplies Ltd.
                         Reid Office Supplies Ltd.
                         Adcash Business Machines (1977) Ltd.
                         Centron Business Equipment Ltd.
                         1254406 Ontario Ltd.
                         Prime Copy Office Systems Ltd.
                         Steelhead Business Products (Victoria) Ltd.
                         Sunstar Office Equipment Ltd.
                         Superior Ventures Group Ltd.
                         Superior Reproductions Ltd.
                         Superior Personnel Ltd.
                         Garvo Ventures Inc.

                         Leaside Properties Ltd.
                         Charles Oliver Golf Pro Limited
Manitoba                 Bureau-Tech Ikon, Inc.
                         Alco Office Systems-Canada, Inc./Alco Canada, Inc.-
                         Systems
                         De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         CDP - Copy Duplicating Products Canada Ltd.
                         BCBMP Holdings Ltd.
                         National Typewriter & Office Equipment Co., Ltd.
New Brunswick            Bureau-Tech Ikon, Inc.
                         Alco Office Solutions, Inc./Alco Canada, Inc. -
                         Systems De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         Halifax Office Products Limited
                         1148608 Ontario Inc.
                         River Valley Office Products Limited
Newfoundland             Bureau-Tech Ikon, Inc.
                         Alco Office Systems-Canada, Inc./Alco Canada, Inc. -
                         Systems De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         Halifax Office Products Limited
Nova Scotia              Bureau-Tech Ikon, Inc.
                         Alco Office Systems - Canada Inc./Alco Canada Inc. -
                         Systems De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         Halifax Office Products Limited
                         1148608 Ontario Inc.
                         River Valley Office Products Limited
Prince Edward Island     Bureau-Tech Ikon, Inc.
                         Alco Office Systems - Canada Inc./Alco Canada Inc. -
                         Systems De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         Halifax Office Products Limited
Saskatchewan             Bureau-Tech Ikon, Inc.
                         Alco Office Systems - Canada Inc./Alco Canada Inc. -
                         Systems De Bureau
                         IKON Office Solutions, Inc./Ikon Solutions de Bureau
                         Inc.
                         Alco Office Systems, Edmonton Inc.

                         United Office Machines Ltd.
                         Paul's Business Machines Services Ltd.